    As filed with the Securities and Exchange Commission on March 15, 2004


                                       Securities Act Registration No. 333-42004
                                       Investment Company Act File No. 811-10027

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                         Post-Effective Amendment No. 7



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940



                                Amendment No. 8




                         State Farm Mutual Fund Trust
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


          One State Farm Plaza, Bloomington, Illinois                 61710-0001
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number, including Area Code        (800) 447-4930



                                                 Alan Goldberg
                                                 Bell Boyd & Lloyd LLC
Michael L. Tipsord                               Three First National Plaza
One State Farm Plaza                             70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001                 Chicago, Illinois 60602
--------------------------------------------------------------------------------
                   (Names and addresses of agents for service)
                               ------------------

                 ----------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
                 ----------------------------------------------


                 It is proposed that this filing will become effective:

                          [X] immediately upon filing pursuant to rule 485(b)
                          [_] on May 1, 2004 pursuant to rule 485(b)
                          [_] 60 days after filing pursuant to rule 485(a)(1)
                          [ ] on May 1, 2004 pursuant to rule 485(a)(1)
                          [ ] 75 days after filing pursuant to rule 485(a)(2)

                          [ ] on ___________ pursuant to rule 485(a)(2)


--------------------------------------------------------------------------------

     EXPLANATORY NOTE


     This Post-Effective Amendment No. 7 to the Registration Statement contains prospectuses and a Statement of Additional Information describing State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 fund and State Farm LifePath 2040 Fund (together, the "State Farm LifePath Funds"), each a series of State Farm Mutual Fund Trust. The Registration Statement is organized as follows: (a) Class A and Class B Prospectus relating to the State Farm LifePath Funds; (b) Institutional Class Prospectus relating to the State Farm LifePath Funds; (c) Statement of Information relating to the State Farm LifePath Funds; (d) Part C Information for all series of State Farm Mutual Fund Trust. No changes to the Prospectuses of Statements of Additional Information of other series of State Farm Mutual Fund Trust are affected hereby.

                                   STATE FARM
                                MUTUAL FUND TRUST

March 15, 2004

                    PROSPECTUS
                    Class A Shares
                    Class B Shares

                    STATE FARM LIFEPATH(R) INCOME FUND
                    STATE FARM LIFEPATH 2010(R) FUND
                    STATE FARM LIFEPATH 2020(R) FUND
                    STATE FARM LIFEPATH 2030(R) FUND
                    STATE FARM LIFEPATH 2040(R) FUND

                         State Farm Mutual Fund Trust
                                Class A Shares
                                Class B Shares

   .  State Farm LifePath(R) Income Fund
   .  State Farm LifePath 2010(R) Fund
   .  State Farm LifePath 2020(R) Fund
   .  State Farm LifePath 2030(R) Fund
   .  State Farm LifePath 2040(R) Fund


    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                          PROSPECTUS--March 15, 2004

TABLE OF CONTENTS


                                                       Page
LifePath Basics.......................................   1
LifePath Investment Objectives........................   1
Principal Investment Strategies Common to all LifePath
  Funds...............................................   1
Principal Investment Strategies for Each LifePath Fund   2
Principal Risk Factors................................   4
Who May Want to Invest in the LifePath Funds..........   7
Investment Returns....................................   8
Expense Information...................................   9
LifePath Details......................................  12
Managing the Investments
  of the Funds........................................  17

                                      Page
Shareholder Information..............  19
 What Type of Account Would You Like?  19

 Minimum Investments.................  21

 Flexible Sales Charge Options.......  21

 Calculating Net Asset Value.........  26

 How to Buy Shares...................  26

 How to Exchange Shares..............  28

 How to Redeem Fund Shares...........  29
Shared Delivery......................  33
Dividends, Distributions and Taxes...  34
Financial Highlights.................  35
Additional Information
  About the Funds....................  45

                                                                LIFEPATH BASICS

  This Prospectus provides information about State Farm Mutual Fund Trust (the "Trust"). The Trust has fifteen separate Funds, each of which is a separate investment portfolio with its own investment objective, investment policies, restrictions, and risks. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional shares. This Prospectus offers Class A and Class B shares of five of these Funds known as the "LifePath(R) Funds." LifePath(R), LifePath 2010(R), LifePath 2020(R), LifePath 2030(R), and LifePath 2040(R) are registered trademarks of Barclays Global Investors, N.A. ("BGI").


LIFEPATH BASICS

LifePath Overview

The State Farm LifePath Funds (together referred to as the "Funds" or the "LifePath Funds") offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stock, bonds and money market instruments. Each Fund invests in a combination of stocks, bonds and short-term money market funds in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the Fund's name approaches, except for the State Farm LifePath Income Fund that is already in its most conservative phase.

Each LifePath Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular LifePath Fund refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Funds to their Master Portfolios appears on page 17.

LifePath Investment Objectives

Each Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each Fund has its own time horizon that affects the acceptable risk level of the Fund and, in turn, its asset allocation.

Specifically:

 . State Farm LifePath Income Fund is managed for investors seeking income and moderate long-term growth of capital.

 . State Farm LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

 . State Farm LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

 . State Farm LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

 . State Farm LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

The Trust's Board of Trustees may change each Fund's investment objective without shareholder approval. A Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective.

Principal Investment Strategies Common to All LifePath Funds

The LifePath Funds pursue a common strategy of allocating and reallocating among the Underlying Funds. The LifePath Funds with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Funds with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath

LIFEPATH BASICS continued


Funds with shorter time horizons, accordingly, have lower expected returns than the LifePath Funds with longer time horizons.

The Underlying Funds include exchange-traded funds (ETFs), which are investment companies that trade on an exchange like shares of common stock. The ETFs are each based on an index that is composed of a group of securities chosen to represent an entire stock or bond market, or a major market segment. The ETFs attempt to reproduce the return of their respective underlying indexes by holding some or all of the securities included in those indexes. An underlying index may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index only means that it has satisfied the selection criteria. It implies no expectation about performance.

Asset Allocation Decisions. In determining the allocation of assets to the Underlying Funds, Barclays Global Fund Advisors (Barclays), the Master Portfolios' investment adviser, uses an investment model that focuses on selecting a mix of investments by measuring their risk level and expected returns. The investment model is based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics of the world's equity and bond markets. Barclays then allocates the LifePath Funds' assets among the various Underlying Funds. The investment model adjusts each LifePath Fund's risk level by gradually making it more conservative as the year in the LifePath Fund's name approaches, except for the LifePath Income Fund, which is already in its most conservative phase. As the stated time horizon of a State Farm LifePath Fund approaches, the allocation will become less risky and have lower expected returns.

This strategy stems from the belief that asset allocation decisions--for example, choosing between stocks and bonds--matter more to overall investment performance than the selection of a particular stock or bond.

Risk Tolerance
Two general rules of investing have shaped the Funds' strategies:

 . Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

 . The longer the investors' time horizons, the greater their risk tolerance; their investments have more time to recover from losses.

After a Fund Reaches Its Time Horizon. By the time a LifePath Fund reaches the decade identified by its name, it has reached its most conservative phase in terms of building capital (the LifePath Income Fund has already entered this phase). This does not mean, however, that the Fund invests exclusively in the underlying money market fund. Rather, because Barclays believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Fund's assets will continue to be allocated to the underlying stock and bond funds, in addition to the underlying money market fund.

Principal Investment Strategies for Each LifePath Fund

 . State Farm LifePath Income Fund is designed for inves- tors seeking income and moderate long-term growth of capital. As of December 31, 2003, the State Farm LifePath Income Fund intends to hold about 34% of its assets in the underlying stock funds, 65% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund.

 . State Farm LifePath 2010 Fund is designed for investors expecting to begin withdrawing assets around the year 2010. As of December 31, 2003, the LifePath 2010 Fund intends to hold about 48% of its assets in the underlying stock funds, 51% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 . State Farm LifePath 2020 Fund is designed for investors expecting to begin withdrawing assets around the year 2020. As of December 31, 2003, the State Farm LifePath 2020 Fund intends to hold about 63% of its assets in the underlying stock funds, 36% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time hori-

                                                      LIFEPATH BASICS continued


   zon approaches, the allocation will become less risky and have lower expected returns.

 . State Farm LifePath 2030 Fund is designed for investors expecting to begin withdrawing assets around the year 2030. As of December 31, 2003, the State Farm LifePath 2030 Fund intends to hold about 74% of its assets in the underlying stock funds, 25% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 . State Farm LifePath 2040 Fund is designed for investors expecting to begin withdrawing assets around the year 2040. As of December 31, 2003, the State Farm LifePath 2040 Fund intends to hold about 85% of its assets in the underlying stock funds, 14% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

LIFEPATH BASICS continued

PRINCIPAL RISK FACTORS

Each Fund has a different level of risk and the amount of risk is reflected in its name. The Funds with shorter time horizons (State Farm LifePath Income Fund and State Farm LifePath 2010 Fund, for instance) will tend to be less risky and have lower expected returns than the Funds with longer time horizons (e.g., State Farm LifePath 2030 Fund and State Farm LifePath 2040 Fund).

Each LifePath Fund, through its investment in the Underlying Funds, is subject to certain of the Risk Factors described below. Depending on the LifePath Fund's time horizon, it presents these Risk Factors to varying degrees. For example, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in stocks, such as the LifePath 2040 Fund, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in bonds, such as the LifePath Income Fund, it presents a higher degree of Bond Investment Risk. As with any investment, your investment in the LifePath Funds could lose money or the Funds' performance could trail that of alternative investments.

Stock Investment Risk
The risks of stock investing include both short-term and prolonged price declines. Stocks held by an Underlying Fund may underperform fixed income investments and stock market indices, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

Security Selection Risk
Because the Underlying Funds that are ETFs do not select individual companies in the index on which the ETF is based, those Underlying Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

Bond Investment Risk
The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk. Credit Risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government's full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk then U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest Rate Risk. Interest Rate Risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security's maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk. Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as "junk bonds" or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

Concentration Risk
If an underlying index of an Underlying Fund concentrates in a particular industry or group of industries, that Underlying Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

                                                      LIFEPATH BASICS continued



Foreign Investment Risks
Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation, thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation.

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (ADRs) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk
Some foreign markets are considered to be emerging market countries. Investment in these countries subjects a Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an "emerging market" country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

Market Trading Risks
The Underlying Funds that are ETFs are subject to certain additional risks because they are listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its net asset value ("NAV") per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Model Risk
Although the investment model used to manage the LifePath Funds' assets has been developed and refined over many years, neither the LifePath Funds nor Barclays can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Funds or Barclays offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk
Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

LIFEPATH BASICS continued



Tracking Error Risk
For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, imperfect correlation between an Underlying Fund and the index that it tracks, rounding of prices and changes to an index and regulatory policies, may affect Barclays' ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

Derivatives
A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Index futures contracts are standardized agreements between two parties that commit one party to sell and the other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed upon date, the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

The State Farm LifePath Funds are not bank deposits or obligations of the Manager, State Farm Bank, F.S.B, Barclays or BGI the parent corporation of Barclays. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency. Although the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund, one of the Underlying Funds, seeks to preserve the value of the Master Portfolios' investment in such Underlying Fund at $1.00 per share, it is possible that a Master Portfolio may lose money by investing in this Underlying Fund.

Differences Among Funds
The State Farm LifePath Income and the State Farm LifePath 2010 Funds are currently subject to the highest levels of Bond Investment Risk of all of the Funds. The State Farm LifePath 2020 Fund is currently subject to a significant level of Bond Investment Risk, but less than the State Farm LifePath Income and State Farm LifePath 2010 Funds. The State Farm LifePath 2030 and the State Farm LifePath 2040 Funds currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds, in descending order, are subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The State Farm LifePath 2010 Fund also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but less than the State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds. The State Farm LifePath Income Fund currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

All of the Funds are subject to Model Risk, to the risks described in this prospectus and to the additional risks described in the Funds' Statement of Additional Information (SAI).

                                                      LIFEPATH BASICS continued

WHO MAY WANT TO INVEST IN THE LIFEPATH FUNDS?

Which Fund to Consider?
In making your investment decision, you should keep in mind:

 . each Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon

 . the Fund's time horizon is based on the year in its name, except for the State Farm LifePath Income Fund that is designed for investors with short-term time horizons.

Based strictly on statistical considerations, you would want to invest in the LifePath Fund corresponding to the year when you expect to begin withdrawing your investment (2010, 2020, etc.). But statistical considerations alone may not govern your investment decision, and the five LifePath Funds allow for that, too. If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Fund with a longer time horizon. If you desire a more conservative investment, and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Fund with a shorter time horizon. The final choice is yours. You should consider and periodically re-assess your personal circumstances, including your other assets, investments, and sources of income, in making your investment decisions.

LIFEPATH BASICS continued

INVESTMENT RETURNS

Total Returns
After the Funds have been in operation for a full calendar year, the Funds will provide performance information to investors to assist them in understanding that the Funds' returns may vary and that there are possible risks associated with investing in the Funds. However, past performance will not necessarily indicate how the Funds will perform in the future.

                                                      LIFEPATH BASICS continued


EXPENSE INFORMATION

The following tables describe the fees and expenses you would pay if you buy and hold shares of the Funds.

                       Shareholder Transaction Expenses
                   (fees paid directly from your investment)

                                                              Class A Class B
  ---------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases              3.00%    None
  Maximum deferred sales charge (load)                           None   3.00%
  Maximum sales charge (load) imposed on Reinvested dividends    None    None
  Redemption Fee                                                 None    None
  Exchange Fee                                                   None    None
  Maximum Account Fee/(1)/                                       None    None

--------------------------------------------------------------------------------
(1)If your account balance falls below $1,000 on the first business day of November, the account will be charged a low balance fee of $25. See "How to Redeem Fund Shares--Policies for Low Balance Accounts" for details.

LIFEPATH BASICS continued



 Annual Fund Operating Expenses (expenses that are deducted from fund assets)




                                             State Farm LifePath State Farm LifePath State Farm LifePath
                                               Income Fund          2010 Fund           2020 Fund
-------------------------------------------- ------------------- ------------------- -------------------
                                             Class A   Class B   Class A   Class B   Class A   Class B
-------------------------------------------- --------- --------- --------- --------- --------- ---------
Management Fees                               1.04%     1.04%     1.04%     1.04%     1.04%     1.04%
Distribution (12b-1) Fees                     0.25%     0.65%     0.25%     0.65%     0.25%     0.65%
Other Expenses (Shareholder Servicing Fees)   0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
Other Expenses (All Other)                    0.88%     1.06%     0.56%     0.82%     0.68%     0.73%
Total Annual Fund Operating Expenses/(1)(2)/  2.42%     3.00%     2.10%     2.76%     2.22%     2.67%

                                             State Farm LifePath State Farm LifePath
                                                2030 Fund           2040 Fund
-------------------------------------------- ------------------- ------------------- -------------------
                                             Class A   Class B   Class A   Class B
-------------------------------------------- --------- --------- --------- --------- -------------------
Management Fees                               1.04%     1.04%     1.03%     1.03%
Distribution (12b-1) Fees                     0.25%     0.65%     0.25%     0.65%
Other Expenses (Shareholder Servicing Fees)   0.25%     0.25%     0.25%     0.25%
Other Expenses (All Other)                    0.95%     1.04%     1.53%     1.60%
Total Annual Fund Operating Expenses/(1)(2)/  2.49%     2.98%     3.06%     3.53%
--------------------------------------------------------------------------------------------------------


(1)Barclays has voluntarily agreed to waive management fees at the Master Portfolio level in an amount equal to the management fees, if any, charged to the Underlying Funds. The Manager has agreed to reimburse each Fund if, and to the extent, the Fund's total annual operating expenses, including aggregate expenses incurred at the Master Portfolio and Underlying Fund level, exceed the following percentage of each Fund's average net assets:


                                                    Expense
                Fund                            Reimbursement Threshold
                ------------------------------- -----------------------
                                                Class A     Class B
                ------------------------------- ----------- -----------
                State Farm LifePath Income Fund  1.30%       1.70%
                State Farm LifePath 2010 Fund..  1.30%       1.70%
                State Farm LifePath 2020 Fund..  1.30%       1.70%
                State Farm LifePath 2030 Fund..  1.30%       1.70%
                State Farm LifePath 2040 Fund..  1.30%       1.70%

  These reimbursement arrangements are voluntary and may be eliminated by Barclays or the Manager at any time.
(2)The fees and expenses listed include the fees and expenses of the Funds, the Master Portfolios, and a weighted average of the total operating expense ratios of the Underlying Funds in which the Master Portfolios invest.

Expense Examples


These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for "Annual Fund Operating Expenses." Your actual returns and Fund costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:



            Fund                                 Class A
            -------------------------- ----------------------------
                                       1 Year 3 Year 5 Year 10 Year
            -------------------------- ------ ------ ------ -------
            State Farm LifePath Income
              Fund....................  $387   $572  $  773 $1,352
            State Farm LifePath 2010
              Fund....................  $356   $474  $  603 $  980
            State Farm LifePath 2020
              Fund....................  $367   $511  $  667 $1,121
            State Farm LifePath 2030
              Fund....................  $394   $594  $  810 $1,431
            State Farm LifePath 2040
              Fund....................  $451   $769  $1,109 $2,069

--------------------------------------------------------------------------------


            Fund                                 Class B
            -------------------------- ----------------------------
                                       1 Year 3 Year 5 Year 10 Year
            -------------------------- ------ ------ ------ -------
            State Farm LifePath Income
              Fund....................  $408   $612  $  785 $1,244
            State Farm LifePath 2010
              Fund....................  $384   $537  $  655 $  939
            State Farm LifePath 2020
              Fund....................  $375   $508  $  606 $  892
            State Farm LifePath 2030
              Fund....................  $406   $606  $  774 $1,246
            State Farm LifePath 2040
              Fund....................  $463   $780  $1,071 $1,881


Using the same assumptions as for the first table, but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses for Class B shares:


            Fund                       1 Year 3 Year 5 Year 10 Year
            -------------------------- ------ ------ ------ -------
            State Farm LifePath Income
              Fund....................  $108   $337   $585  $1,244
            State Farm LifePath 2010
              Fund....................  $ 84   $262   $455  $  939
            State Farm LifePath 2020
              Fund....................  $ 75   $233   $406  $  892
            State Farm LifePath 2030
              Fund....................  $106   $331   $574  $1,246
            State Farm LifePath 2040
              Fund....................  $163   $505   $871  $1,881

--------------------------------------------------------------------------------

                                                      LIFEPATH BASICS continued

LIFEPATH BASICS continued

LIFEPATH DETAILS


The LifePath Investment Mission
With their approach to investing based on a fixed time horizon, the LifePath Funds can serve as the core of an investor's funds.

The Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The Funds (other than the State Farm LifePath Income Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund's name. For example, the State Farm LifePath 2010 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, the State Farm LifePath 2040 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The State Farm LifePath Income Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

The LifePath Investment Model

Barclays, a subsidiary of BGI, serves as the Master Portfolios' Investment Adviser. As of December 31, 2003, BGI, including its affiliates, manages over $1 trillion in assets and is the world's largest asset manager for institutions such as major endowments and corporate and government pension plans. BGI pioneered research in asset allocation, indexed investing and investment modeling.


Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of Barclays' proprietary investment models. Barclays employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through the Underlying Funds. The allocations are constantly monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, Barclays focuses on long-term targets and objectives. The progression over time of a LifePath Fund's asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from month to month.

How It Works: Spending Your "Risk Budget" Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its "risk budget." Barclays' analysis begins with a statistical determination of how much a hypothetical inves-tor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund's risk budget. This risk budget reflects Barclays' statistical determination of risk, and may not be appropriate to you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. Barclays seeks the Fund allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss.

Remember, expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

 .  money market instruments

 .  bonds

 .  stocks, including:

 .  stocks of the largest U.S. companies

 .  stocks of all other publicly traded U.S. companies

 . stocks of issuers located outside the U.S., including those located in emerging markets

 .  real estate investment trusts ("REITs")

Within stocks and bonds are sub-categories of securities:

 . U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

 . Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of

                                                      LIFEPATH BASICS continued


   the value of a company's traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

 . U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.


The following table lists the Underlying Funds in which each Master Portfolio currently may invest and each Master Portfolio's approximate target asset allocation for each Underlying Fund as of March 15, 2004. These percentages will vary over time, and Barclays is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage. Barclays may add, eliminate or replace Underlying Funds at any time.


                                             UNDERLYING FUNDS
                                                            *LifePath  LifePath LifePath LifePath LifePath
                                                            Retirement   2010     2020     2030     2040
----------------------------------------------------------- ---------- -------- -------- -------- --------
DOMESTIC EQUITY FUNDS
Master Investment Portfolio Active Stock Master Portfolio       21%       31%      40%      47%      55%
iShares S&P 500 Index Fund                                       0%        0%       0%       0%       0%
iShares S&P MidCap 400 Index Fund                                2%        2%       3%       3%       4%
iShares Russell MidCap Index Fund                                0%        0%       0%       0%       0%
iShares Russell 2000 Index                                       3%        4%       5%       6%       7%
iShares Cohen & Steers Realty Major Index Fund                   0%        0%       0%       0%       0%
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
iShares MSCI EAFE Index Fund                                     9%       12%      15%      18%      20%
iShares MSCI Emerging Markets Index Fund                         0%        0%       0%       0%       0%
----------------------------------------------------------------------------------------------------------
FIXED-INCOME FUNDS
iShares Lehman U.S. Aggregate Bond Fund                          0%        0%       0%       0%       0%
Master Investment Portfolio CoreAlpha Bond Master Portfolio     65%       51%      36%      25%      14%
----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
BGIF Institutional Money Market Fund                             1%        1%       1%       1%       1%
----------------------------------------------------------------------------------------------------------

*Thecorresponding Master Portfolio into which the State Farm LifePath Income
    Fund invests
Note: The allocation percentages may not add to 100% due to rounding

Description of Underlying Funds


Each LifePath Fund may invest in some or all of the Underlying Funds described below. Please refer to the chart above for each Master Portfolio's approximate target asset allocation for each Underlying Fund as of March 15, 2004.


Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed. Three of the Underlying Funds in which the Master Portfolios may invest are actively managed funds that rely on portfolio managers for investment determinations.

In managing the ETFs, Barclays uses two basic indexing strategies: replication and representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index,

LIFEPATH BASICS continued


which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Master Investment Portfolio Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's(R) (S&P) 500 Index. Barclays invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. Barclays considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

Master Investment Portfolio CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. Barclays invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. Barclays' models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500(R) Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares. The Fund uses a replication strategy to try to track the S&P 500 Index.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400(R) Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The Fund uses a representative sampling strategy to try to track the S&P MidCap 400 Index.

iShares Russell MidCap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index(R). The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index. The Fund uses a representative sampling strategy to try to track the Russell MidCap Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(R) Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Fund uses a representative sampling strategy to try to track the Russell 2000 Index.

                                                      LIFEPATH BASICS continued


iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index(R) consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a representative sampling strategy to try to track the Cohen & Steers Index.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE(R) Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. The Fund uses a representative sampling strategy to try to track the MSCI EAFE Index.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance before fees and expenses of the MSCI Emerging Markets Free Index(R) (the "Index"). The Fund's investment objective may be changed without shareholder approval. The Index was developed by MSCI as an equity benchmark for international stock performance. The Index is designed to measure equity market performance in the global emerging markets. As of March 2003, the Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Fund uses a representative sampling strategy to try to track the Index. In order to improve its portfolio liquidity and its ability to track the Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the Index. Barclays does not charge portfolio management fees on that portion of the Fund's assets invested in shares of other iShares Funds.

iShares Lehman U.S. Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Lehman Brothers Index must have more than $150 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs) are excluded from the Lehman Brothers Index. Also excluded from the Lehman Brothers Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month. The Fund uses a representative sampling strategy to try to track the Lehman Brothers Index.

BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. Repurchase agreements obligate a person selling U.S. government or

LIFEPATH BASICS continued


other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

"Standard & Poor's (R)," "S&P (R)," "S&P500 (R)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000 (R) Index, Russell Midcap (R) Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(R)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman U.S. Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates and has been licensed for use for certain purposes by BGI. The iShares MSCI EAFE Index Fund and the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

MANAGING THE INVESTMENTS OF THE FUNDS


Investment Adviser

The Manager serves as the investment adviser to each Fund. Subject to the supervision of the Board of the Trust, the Manager is responsible for providing administrative services to the Funds, overseeing the day to day operations and business affairs of the Funds, and monitoring the performance of each Master Portfolio. The Manager's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. The Manager is the investment advisor, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. As of December 31, 2003, the Manager was responsible for the management of in excess of $6.8 billion in assets.


The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.

Investment Management of the Master Portfolios
Each Fund invests all of its assets in a Master Portfolio, each of which has substantially similar investment objectives, strategies and risks to the corresponding Fund.

The Master Portfolios, in turn, invest in a combination of the Underlying Funds. Barclays serves as investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by Barclays. For its services to the Master Portfolios, Barclays is entitled to receive an annual fee of 0.35% of each Master Portfolio's average daily net assets.

For its services to the Underlying Funds, Barclays receives fees that differ from the fees described for the LifePath Funds in this prospectus. Barclays has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, Barclays has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.

Unlike some mutual funds, there is no single portfolio manager who makes investment decisions for the Master Portfolios. Instead, a team of investment professionals evaluates recommendations made by Barclays' proprietary mathematical model. This process reflects Barclays' commitment to an objective and consistent investment management structure.

Barclays is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC.


BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including Barclays, provided investment advisory services for over $1 trillion in assets. BGI, Barclays, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Funds' corresponding Master Portfolios may also indirectly invest.

MANAGING THE INVESTMENTS OF THE FUNDS



Feeder Fund Expenses. Each Fund bears its corresponding Master Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each Fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Board of the Trust retains the right to withdraw the assets of a Fund from a Master Portfolio if it believes doing so is in the best interests of the Fund and its shareholders. If the Board withdraws assets of any Fund, it would then consider whether that Fund should invest in another master portfolio or take other action.

For more information regarding Barclays, please read the section entitled "Investment Advisory Agreements - Between Barclays and the Master Portfolios" in the Trust's SAI.
Compensating the Manager for its Services
Each Fund pays the Manager an investment advisory and management services fee based upon that Fund's average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

                                                                Rate of
                 Fund                                         Advisory Fee
----------------------------------                  ---------------------------------
           State Farm LifePath
             Income Fund                            0.35% of average daily net assets
           State Farm LifePath
             2010 Fund                              0.35% of average daily net assets
           State Farm LifePath
             2020 Fund                              0.35% of average daily net assets
           State Farm LifePath
             2030 Fund                              0.35% of average daily net assets
           State Farm LifePath
             2040 Fund                              0.35% of average daily net assets

SHAREHOLDER INFORMATION

For purposes of the information included in the remainder of this prospectus, the use of the term Fund refers not only to the Class A and Class B shares of the Funds offered in this prospectus but also to the Class A and Class B shares of the other ten funds offered by the Trust.

You may buy shares of any of the Funds by contacting your State Farm VP Management Corp. Registered Representative, by submitting a written order directly to State Farm VP Management Corp. at the address listed below, by contacting a State Farm VP Management Corp. Securities Products Representative at 1-800-447-4930 from 7:00 a.m. through 7:00 p.m. (Central Time) Monday through Friday (except holidays), Saturday 8:00 a.m. through 12:00 p.m. (noon Central Time), or via the Internet. An interactive voice response (IVR) system provides access to most information and many transactions, 24 hours per day.

We will employ reasonable procedures to confirm that telephone and internet instructions are genuine. These procedures include recording telephone calls, requiring the use of a personal identification number for internet transactions, and sending you transaction confirmation statements. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given, when reasonably believed to be genuine.

During periods of volatile economic and market conditions, you may have difficulty initiating a transaction by telephone or by the internet, in which case you should consider sending in your request by letter or through your State Farm VP Management Corp. Registered Representative.

Telephone Transaction Privileges are automatically established for you unless you decline these privileges on the Application. If you currently do not have the Telephone Transaction Privileges but would like to sign up for these privileges, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be guaranteed (see "Signature Guarantee").

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller. Each Fund reserves the right at any time to suspend, limit, modify or terminate Telephone Transaction Privileges, but will not do so without giving you at least 30 days' prior written notice.

                     What Type of Account Would You Like?


Individual or Joint Ownership. These are intended for your general investment needs. One person owns an individual account. Joint tenant accounts can have two or more owners, and may provide for rights of survivorship. Both types of accounts are registered under one tax identification number.

Gift or Transfer to a Minor (UGMA, UTMA). These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor can gain control of the account once he/she reaches the age of "majority" under the applicable UGMA/UTMA statute. Your application should include the minor's social security number.

Business, Trust or Organization. This account is for a corporation, trust, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution or other appropriate documentation that indicates which officers, trustees or persons are authorized to act for the legal entity.

Tax-Qualified Accounts. A tax-qualified account enables you to defer taxes on investment income and capital appreciation. Your contributions may be tax-deductible. Tax-qualified accounts require a special application. Please contact your State Farm VP Management Corp. Registered Representative or call us at 1-800-447-4930.

 . Traditional IRAs allow most individuals under 70 1/2 years of age with taxable compensation to contribute up to $3,000 per year ($6,000 for most married couples) for tax years 2003 through 2004. If your spouse has less than $3,000 in taxable compensation, he or she may still contribute up to $3,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $6,000. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2003 through 2005. Your contribution may be deductible for federal income tax purposes based on your income, filing status, and participation in an employer-maintained qualified plan. The amount you can contribute to a Traditional IRA in any year is reduced by the amount you contribute to a Roth IRA, and vice versa.

 . Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $150,000 per year, to contribute up to $3,000 per person per year. Contributions to Roth IRAs are not deductible for federal income tax purposes and earnings are not subject to federal income taxes upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2, (2) have become disabled, (3) have died, or (4) use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice versa. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2003 through 2005.

 . Simplified Employee Pension Plan (SEP Plan)--A SEP Plan allows an employer to make tax-deductible contributions to SEP IRAs established by employees. For 2003 and 2004, employer-funded contribution amounts can be up to the lesser of 25% of the first $200,000 of compensation for eligible employees or $40,000 and there are no limits on the number of employees eligible to participate in a SEP Plan. Self-employed persons are treated both as employees and employers for contribution purposes. Participating employees may also make annual Traditional IRA contributions to their SEP IRA. Refer to the Traditional IRA section above for the Traditional IRA contribution limits.

 . Savings Incentive Match Plan for Employees (SIMPLE Plan)--A SIMPLE Plan allows employers and employees to make contributions to SIMPLE IRAs established by employees. SIMPLE Plans are available for employers with 100 or fewer employees. This plan allows eligible employees to contribute up to the lesser of $8,000 (2003) or $9,000 (2004) or 100% of compensation to their SIMPLE IRA via a salary reduction agreement. Eligible employees who are age 50 or older by the end of the year may be permitted to make an additional $1,000 "catch-up" contribution for 2003 and $1,500 for 2004. Employers must either match their employees' contributions (up to 3% of compensation) or make a non-elective contribution of 2% of compensation to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes.

 . Prototype Safe Harbor 401(k) Plan --A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $12,000
    (2003)/$13,000 (2004) or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of the year may be permitted to make an additional $2,000 "catch-up" contribution for 2003 and $3,000 for 2004. Employers must either match their employees' contributions (up to 4% of compensation) or make a non-elective contribution of 3% of compensation to all eligible employees. In addition, the employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's Prototype Safe Harbor 401(k) plan is called "Safe Harbor" because its provisions eliminate the requirement for extensive non-discrimination testing.

 . Other retirement plans --You may also use a Fund for funding other corporate or self-employed retirement plans. The plan trustee must establish the appropriate account; the Trust does not offer prototypes of these plans. The trust or plan must be established before you can open an account. Please include the date that the trust or plan was established on the application.

 . Coverdell Education Savings Accounts allow individuals, subject to certain income limitations, to contribute up to $2,000 annually for a child under the age of 18. Although contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, the proceeds are generally not taxable, provided withdrawals are used to pay for qualified education expenses. The annual contribution is phased out for single taxpayers with adjusted gross income between $95,000 and $110,000 per year and for married couples with adjusted gross income between $190,000 and $220,000 per year.

 . Archer Medical Savings Accounts. Archer Medical Savings Accounts ("Archer MSAs") are primarily used

                                                        SHAREHOLDER INFORMATION


   to save for qualified medical expenses. If you (or your spouse) are self-employed or work for a small employer (generally 50 or less employees) and are covered by an individual or family high deductible health plan ("HDHP"), you may be able to contribute up to 65% or 75% respectively of your HDHP deductible to cover qualified medical expenses as defined by the IRS. Contributions and earnings (if any) grow tax-free and may remain in your Archer MSA from year to year until the funds are withdrawn. Contributions are generally tax-deductible even if you do not itemize on your IRS Form 1040. Withdrawals are not taxable if the funds are used for qualified medical expenses as defined by the IRS. After age 65, withdraws may be used for non-qualified medical expenses, however, these withdrawals will be taxed as ordinary income.

 . Tax Sheltered Accounts under 403(b)(7)--Tax Sheltered Accounts ("TSAs") under section 403(b)(7) of the Internal Revenue Code. TSAs under section 403(b)(7) are custodial accounts that permit certain employees of public educational institutions and certain tax-exempt organizations to exclude a portion of their income from current federal taxation to build a retirement fund. The annual salary reduction contribution to a TSA under section 403(b)(7) may not exceed the lesser of 100% of compensation or $12,000 for 2003 (this limit increases $1,000 annually until 2006). In addition, a participating employee age 50 or older is permitted to make an additional $2,000 "catch-up" contribution for 2003 (this amount also increases $1,000 annually until 2006).

The above is just a summary of the types of retirement and other tax-qualified accounts available. Your State Farm VP Management Corp. Registered Representative Agent can provide further details about these types of accounts, or you can call us at 1-800-447-4930 to receive an application for a retirement or a tax-qualified account. For more information about the tax advantages and consequences of investing in any of these plans and any state law limitations applicable to these plans, please consult your tax adviser.

                              Minimum Investments


Your initial and subsequent investment in each of the Funds has to meet these minimum requirements.

                                                Investment Minimums
 ------------------------------------ ----------------------------------------

 Type of Account                      Initial Investment Subsequent Investment
 ------------------------------------ ------------------ ---------------------
 Regular Accounts                            $250                 $50
 Individual Retirement Accounts              $250                 $50
 Other Tax Qualified Retirement Plans        $250                 $50
 Automatic Investment Plans                  $50                  $50

The Funds may change the minimum investment amounts.


                         Flexible Sales Charge Options


This prospectus offers its shares in two classes to allow you to choose the method of purchasing shares that is most beneficial to you in light of such factors as the amount of your investment, your holdings of Fund shares, how long you expect to hold your investment and other such circumstances.

Class A shares are available for investors choosing an initial sales charge and Class B shares are for investors who prefer a deferred sales charge. Shares of each class represent interests in the same Fund, have the same rights and, except for the differences in sales charges and distribution charges, are identical in all respects. The two classes have different exchange privileges, as described below.

The net income attributable to Class A or Class B shares and the dividends payable on shares of each class will be reduced by the amount of the shareholder servicing and distribution fees attributable to those shares and incremental expenses associated with the class. Shareholders of each class of a Fund have exclusive voting rights on the distribution (12b-1) plan as it applies to that class. Sales personnel will receive equal compensation for selling Class A and Class B shares.

Owners of State Farm fixed or variable deferred annuities held as funding vehicles for tax-qualified plans can exchange part or all of their annuities for Fund shares through the State Farm Annuity Exchange Offer (the "State Farm Annuity

Exchange Offer"). The State Farm annuities that qualify for the State Farm Annuity Exchange Offer include the State Farm Deferred Life Annuity, State Farm Flexible Premium Annuity, State Farm Single Premium Deferred Annuity or the State Farm Variable Deferred Annuity. State Farm annuities that qualify for the State Farm Annuity Exchange offer are referred to as "Eligible Annuities." The State Farm Annuity Exchange Offer only provides for a waiver of annuity surrender charges when proceeds from an Eligible Annuity are being transferred to a tax-qualified Fund account. The State Farm Annuity Exchange Offer does not include the State Farm Single Premium Immediate Life Annuity or the State Farm Single Premium Immediate Joint and Last Survivor Annuity.

Subject to some important exceptions discussed below, the State Farm Annuity Exchange Offer will terminate with respect to Eligible Annuities acquired after July 15, 2003. If you purchased an Eligible Annuity before July 15, 2003 as funding for a tax-qualified retirement plan under Internal Revenue Code section 403(b), you may participate in the State Farm Annuity Exchange Offer if the exchange occurs before July 15, 2004. If you purchased an Eligible Annuity on or after May 1, 2001 and before July 15, 2003 as funding for a tax-qualified retirement plan under Internal Revenue Code sections 401(a), 408 or 408A, you may participate in the State Farm Annuity Exchange Offer if the exchange occurs before the tenth anniversary of the date of purchase of the Eligible Annuity.

Class A Shares

Initial Sales Charge

Initial Sales Charge. You can buy shares of each of the Funds at the offering price, which is the net asset value per share plus a sales load (commission). You may qualify for a reduced sales charge, or the sales charge may be waived, as described below under "When Will the Initial Sales Charge be Reduced or Waived?" The sales charge on shares of these Funds is:

                                   Sales Charge as a Percentage of
            -------------------- -----------------------------------

            Amount of Purchase   Offering Price Net Amount Invested*
            -------------------- -------------- --------------------
            Less than $50,000        3.00%              3.09%
            $50,000 to $99,999        2.5%              2.56%
            $100,000 to $199,999      2.0%              2.04%
            $200,000 to $299,999      1.5%              1.52%
            $300,000 to $399,999     1.00%              1.01%
            $400,000 to $499,999      0.5%             0.503%
            $500,000 or more          0%**                 0%

* The percentages for "Net Amount Invested" are rounded to the nearest one-hundredth or one-thousandth of one-percent. Your net amount invested may be slightly different than indicated by these percentages due to rounding.

**No sales charge is imposed at the time of purchase on amounts of $500,000 or more. However, for investment of $500,000 or more in Class A shares of any Fund, a contingent deferred sales charge will be charged if shares are redeemed within 12 months following their purchase at the rate of 0.5% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares. The contingent deferred sales charge may be waived in certain circumstances. See "When will the Contingent Deferred Sales Charge Schedule be Waived?" on p. 25.

When will the Initial Sales Charge be Reduced or Waived?

There are several ways to reduce the initial sales charge:

 .  Combined Purchases

 .  Rights of Accumulation

 .  Special Waivers for Certain Categories of Investors

 .  Letter of Intent

 .  Shares Purchased Through the State Farm Annuity Exchange Offer

Your State Farm VP Management Corp. Registered Representative or a Securities Product Representative can explain these programs to you and help you determine if you qualify for a sales charge waiver. The sales charge waiver programs may be changed or discontinued at any time.

                                                        SHAREHOLDER INFORMATION



Combined Purchases. Purchases made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a discounted sales charge. Investments in related accounts in both Class A and Class B shares (in certain circumstances) which may be aggregated to qualify for a reduced sales charge include purchases made for you, your spouse and children under the age of 21, as well as those made in a tax-qualified account such as a personal IRA for those individuals or by a company solely controlled by those individuals or in a trust established exclusively for the benefit of those individuals. Purchases made by or for the benefit of each participant within an employer-sponsored plan will be combined with all other purchases in that plan for the purpose of receiving a discounted sales charge. Purchases by participants in these plans will not be combined with other individual accounts those participants may have outside the plan. A participant account relating to a Tax Sheltered Account under section 403(b)(7) of the Internal Revenue Code will be combined with other individual accounts that participants may hold for the purposes of receiving a discounted sales charge. Participant accounts relating to an employer-sponsored plan not marketed and sold by State Farm that were established prior to May 1, 2003 will be combined with other individual accounts that participants may hold for purposes of receiving a discounted sales charge. Purchases made for a customer in nominee or street name accounts (accounts which hold the customer's shares in the name of a broker or another nominee such as a bank trust department) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as noted above. You must tell us or your State Farm VP Management Corp. Registered Representative at the time your orders are placed that there are multiple orders which qualify for a reduced sales charge.

Rights of Accumulation. Purchases may also qualify for a reduced sales charge based on the current total net asset value of your account and any related accounts in any of the Funds. For employer-sponsored plans, the total net asset value of all participant accounts within the plan will determine qualification for reduced sales charges. You must tell us or your State Farm VP Management Corp. Registered Representative at the time your order is placed that it qualifies for a reduced sales charge based on related holdings in existing Fund accounts.

Letter of Intent. You may qualify for a reduced sales charge if you enter into a non-binding Letter of Intent, telling us that you intend to buy, within 13 months, shares that, if purchased all at once, would qualify. Fund shares purchased in the 90 day period prior to entering into the Letter of Intent may be combined with new purchases in related accounts as shown above to reach the investment commitment of the Letter of Intent. You must tell us or your State Farm VP Management Corp. Registered Representative if you want purchases made in related accounts to count toward your investment commitment or if you want purchases you made during the previous 90 days to receive the reduced sales charge. Up to 5% of the stated amount of the Letter of Intent will be held in escrow to cover additional sales charges which may be due if investments over the 13-month period are not sufficient to qualify for the sales charge reduction. If you do not achieve the intended investment within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which will be deducted from your account. Letters of Intent do not apply to employer sponsored plan accounts.

Special Waivers. You may purchase Class A shares without an initial sales charge if:

 . You are a current or retired agent or employee of the State Farm Insurance Companies or a Family Member of such a person.

"Family Member" is defined as:

 .  Spouse

 .  Lineal ascendants:

   .  parents

   .  grandparents

   .  step-parents

   .  step-grandparents

   .  great grandparents

   .  step-great grandparents

 .  Lineal descendants:

   .  children

   .  grandchildren

   .  great grandchildren

   .  step-children

   .  step-grandchildren

   .  step-great grandchildren

   .  court appointed foster children

   .  legally adopted children

 . You are a current agent of the State Farm Insurance Companies purchasing shares for your employer-sponsored retirement plan. Participating employees of the State Farm agent's employer-sponsored retirement plan may also purchase shares without an initial sales charge within that plan. No special waiver shall be allowed for the purchase of shares for employer-sponsored retirement plans not sponsored by a current agent of the State Farm Insurance Companies.

 . You are a State Farm VP Management Corp. Registered Representative who works for an insurance agent of the State Farm Insurance Companies, or a family member of such a person (as defined above).

 . You are purchasing shares by reinvesting the proceeds of the redemption of shares of one or more of the Funds. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds, and that the shares were at one time subject to an initial sales charge or contingent deferred sales charge.

 .  You are reinvesting dividends or other distributions from a Fund.

 .  You are a participant in a retirement plan reinvesting loan repayments.

 . You are acquiring Fund shares issued in connection with the acquisition by a Fund of another investment company.

 . You are purchasing Fund shares as a result of participating in the State Farm Annuity Exchange Offer (which relates to exchanging interests in State Farm annuities for Fund shares), and the surrender charge period for your State Farm annuity has expired at the time of the exchange. See the discussion of the State Farm Annuity Exchange Offer above under the heading "Flexible Sales Charge Options."

 . You are participating in the State Farm Annuity Exchange Offer by exchanging a State Farm fixed deferred annuity or State Farm Variable Deferred Annuity that is 96 months and 1 day old or greater, which annuity is still subject to a surrender charge. See the discussion of the State Farm Annuity Exchange Offer above under the heading "Flexible Sales Charge Options."

Class A shares may also be purchased without an initial sales charge if you purchase $500,000 or more of the Funds' shares. However, redemption of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.5% of the lesser of the value of the shares redeemed or the total cost of the shares.

If you qualify to purchase shares without an initial sales charge due to a special waiver, you must complete the "Special Waivers" section in the "Flexible Sales Charge Option" section of the application.

Distribution Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), which provides that the Funds will pay a distribution fee. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For all Funds, Class A shares are subject to a distribution fee of up to 0.25% per year of the average daily net assets of Class A shares. The distribution fee is payable to State Farm VP Management Corp. to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in years prior to the year of payment. These expenses include payments to State Farm VP Management Corp. Registered Representatives, expenses of printing and distributing prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature. State Farm VP Management Corp. may profit from the 12b-1 fees.

                                                        SHAREHOLDER INFORMATION



Class B Shares

Contingent Deferred Sales Charge

Unlike an initial sales charge, which is paid when you purchase shares, a contingent deferred sales charge is only paid if you sell your shares during a certain period of time. Class B shares are offered at net asset value without an initial sales charge, but subject to a contingent deferred sales charge as set forth in the table below. The schedule shows the contingent deferred sales charges applicable for the first through sixth years of redemption after purchase. The schedule applicable to a specific purchase is determined at the time the purchase is made. The contingent deferred sales charge is imposed on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares.

Contingent Deferred Sales Charge Applicable in the Year of Redemption After Purchase*
-------------------------------------------------------------------------------------

        First     Second     Third     Fourth     Fifth     Sixth     Seventh
-----------------------------------------------------------------------------------------
        3.00%      2.75%     2.75%      2.50%     2.00%     1.00%      0.00%

*No contingent deferred sales charge is paid on an exchange of shares, nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distribution. Class B shares will convert to Class A shares after eight years, thus reducing future expenses associated with owning those shares. Shares received as a reinvestment of dividends or capital gains distributions will be converted to Class A shares in the same proportion as purchased shares are converted.

Purchases of $100,000 or more generally will not be accepted in Class B shares. Class A shares will be issued in these cases. If the surrender fee charged to an annuity contract owner in connection with the State Farm Annuity Exchange Offer would be less than the initial sales charge on Class A shares at the time of the proposed exchange, the annuity contract owner is required to purchase Class B shares of the Fund.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be made in a manner that results in the lowest possible charge. It will be assumed that the redemption is made first from shares acquired through the reinvestment of dividends and distributions; then from shares held beyond the applicable contingent deferred sales charge period; and finally, from shares subject to the lowest contingent deferred sales charge. For Class B shares purchased in connection with the State Farm Annuity Exchange Offer, the contingent deferred sales charge is calculated from the date of the original purchase of the annuity contract.

Automatic Conversion of Class B Shares

Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. This conversion feature relieves Class B shareholders of the higher asset-based sales charge that otherwise applies to Class B shares under the Class B distribution plan described below. The conversion is based on the relative net asset value of the two Classes, and no charge is imposed in connection with the conversion.

When Will the Contingent Deferred Sales Charge Schedule be Waived?

A contingent deferred sales charge will not be assessed on Class A shares (for purchases of $500,000 or more) or Class B shares for:

 . exchanges of Class A or Class B shares of one Fund for the same Class of shares of another Fund;

 . redemptions from tax-deferred retirement plans and Individual Retirement Accounts for required minimum distributions due to attainment of age 70/1//\\2\\ and return of excess contributions;

 . redemptions from tax-deferred retirement plans for involuntary withdrawals due to termination of employment, participant loans and hardship withdrawals;

 . redemptions as a result of death of the registered shareholder or in the case of joint accounts, of all registered shareholders;

 . redemptions as a result of the disability of the registered shareholder (as determined in writing by the Social Security Administration) which occurs after the account was established;

 .  redemptions for failure to meet minimum account balances; and

 .  conversions and recharacterizations between types of IRAs.

Distribution Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, which provides that the Funds will pay a distribution fee. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For all Funds, Class B shares are subject to a distribution fee of up to 0.65% per year of the average daily net assets of Class B shares. The distribution fee is payable to State Farm VP Management Corp. to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in years prior to the year of payment. These expenses include payments to State Farm VP Management Corp. Registered Representatives, expenses of printing and distributing prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature.


                          Calculating Net Asset Value


The offering price of the shares of each Fund is its Net Asset Value (NAV), plus an initial sales charge on the Class A shares. NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for business.


Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of it's assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for business. The Master Portfolio's investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Board of Trustees of Master Investment Portfolio, the Delaware Business Trust to which each Master Portfolio belongs.



                               How To Buy Shares


General

You must indicate at the time of investment whether you are purchasing Class A shares or Class B shares. If you do not indicate Class A or Class B shares, we will assume you want to purchase Class A shares. You also are required by federal regulations to certify your Taxpayer Identification or Social Security Number when opening your account. Failure to provide an identification number could subject you to 30% back-up withholding on any distributions, redemptions or disbursements from your account.

Purchase orders are effected at the net asset value per share next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives, plus the applicable sales charge for Class A shares. Receipt of an order in proper form means that State Farm VP Management Corp. or its Registered Representatives have received complete purchase instructions and payment for shares.

If State Farm VP Management Corp. or its Registered Representatives determine that the purchase instructions for your order are incomplete, State Farm VP Management Corp. or its Registered Representative will contact you to obtain the missing information and/or the missing documents necessary to make your purchase instructions complete. Your purchase order will not be processed until after the purchase instructions have been made complete and payment for the shares has been received.

All checks should be made payable to State Farm Mutual Funds. Third-party checks will not be accepted. All payments must be in U.S. dollars and must be drawn only on U.S banks. The Funds reserve the right to reject any purchase order.

Anti-Money Laundering Compliance. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a

                                                        SHAREHOLDER INFORMATION


new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Opening and Adding to an Account

Through your State Farm VP Management Corp. Registered Representative. Contact your Registered Representative directly for instructions.

By Writing to the Manager. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds" or a properly completed ACH authorization to debit your account for the minimum initial investment. Send Express Overnight mail to: State Farm Mutual Funds, 330 W. 9th Street, Kansas City, Missouri 64105. You may obtain an Application by calling the State Farm VP Management Corp. call center at 1-800-447-4930. You may make subsequent investments at any time by mailing a check to the Manager, payable to State Farm Mutual Funds, along with the detachable investment slip accompanying your confirmation or account statement. You may also send a letter of instruction indicating your account registration, account number and the Fund name.

By Telephone. With the Telephone Investment Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-4930.

By the Internet. Visit our web site at www.statefarm.com(TM), and click on the "Mutual Funds" link. If you would like to open an account, print and complete the Application and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548. If you would like to add to your account that has already been established, follow the instructions presented on the screen.

By Automatic Investing. The automatic investment plan allows you to make periodic investments in a Fund through automatic transfers from your bank account. To sign up, complete the appropriate section of the Application or get an Investor Account Services Form by calling 1-800-447-4930. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. Until you meet the $250 initial investment minimum per fund, a $50 per fund investment is required. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by notifying your State Farm VP Management Corp. Registered Representative, by writing the Manager, or by contacting a Securities Products Representative at 1-800-447-4930.

General Policies On Buying Shares

 . Your purchase order must be received by 4:00 p.m., Eastern Time to get that day's NAV. It is the responsibility of your State Farm VP Management Corp. Registered Representative to promptly submit purchase orders to the Funds.

 . All purchases are subject to the sales charge, unless they qualify for a sales charge reduction or waiver programs.

 . All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to "State Farm Mutual Funds." Third-party checks will not be accepted.

 . Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. In the case of all accounts, except for tax-qualified accounts, you may at any time request in writing, by calling 1-800-447-4930, or by visiting our website at www. statefarm.com(TM) to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

 .  Stock certificates will not be issued.

 . The Manager will send to you by mail a confirmation of each transaction, other than purchases by the automatic investment plan method. You will receive confirmation of your purchases by the automatic investment plan method promptly after the end of each calendar quarter.

 . Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the

    Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to buy shares.

 . You are required by federal regulations to certify your taxpayer identification or Social Security number when opening your account. Failure to provide an identification number could subject you to 30% backup withholding on any distributions, redemptions, or disbursements from your account. Further, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.

 . Each of the policies on buying shares above apply to the purchase of shares through the State Farm Annuity Exchange Offer.


                            How To Exchange Shares


You may exchange your shares for shares of the same Class of another Fund without a sales charge.

Fund shares may be exchanged as follows:

Through your State Farm VP Management Registered Representative. Contact your State Farm VP Management Corp. Registered Representative directly for instructions.

In Writing. A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names and the number of shares or the dollar amount you wish to exchange. Send your request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

By Telephone. With the Telephone Exchange Privilege, you may call the Manager and request an exchange. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

By the Internet. You can exchange shares of one Fund for another through our web site at www.statefarm.com(TM). Just click on the "Mutual Funds" link at that site and follow the instructions presented on the screen.

General Policies On Exchanging Shares

 . An exchange will be effective on the day your request is received, if it is received by State Farm VP Management Corp. or its Registered Representatives before the Funds calculate their NAVs on that day; a request received after the time the NAV is calculated will be effective at the next calculated NAV. All Funds calculate their NAVs as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time) or each day the NYSE is open for business.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to exchange shares.

 . You have to meet the minimum investment requirements of the Fund into which you are exchanging.

 . For all Funds, you may make 4 exchanges out of the Fund during a calendar year. There is no charge for exchanges, provided that you exchange your shares for shares of the same class of another Fund. After the fourth exchange out of a Fund during a calendar year, the Manager will not allow you to directly exchange shares from that Fund to another Fund.

 . Because excessive trading can hurt Fund performance and shareholders, the Funds may refuse any exchange purchase if: (1) the Manager believes the Fund would be harmed or unable to invest effectively; or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

 . You can only exchange shares if the Fund has received good payment for those shares.

 . An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

 . Before making an exchange please read the description of the Fund to be purchased.

                                                        SHAREHOLDER INFORMATION



 . The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.

 . You may not exchange your shares into a variable annuity contract offered by an affiliated insurance company of the Manager.


                           How to Redeem Fund Shares

You may redeem shares of any of the Funds by contacting your State Farm VP Management Corp. Registered Representative, by sending a written request, by telephone, by using our systematic withdrawal program, or by exchanging into another Fund.

Through your State Farm VP Management Corp. Representative. Contact your State Farm VP Management Corp. Registered Representative directly for instructions.

In Writing. You may redeem all or any portion of your shares by sending a written request to the Manager:

State Farm Mutual Funds
P.O. Box 219548
Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

The shareowner of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem. If you request a redemption of more than $100,000, your signature, must be guaranteed as described under "Signature Guarantee."

Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

By Telephone. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-4930. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

By The Internet. Visit our website at www.statefarm.com(TM), click on the "Mutual Funds" link, and follow the instructions presented on the screen.

Systematic Withdrawal Program. If you own $5,000 or more of a Fund's shares at the current net asset value, you may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day. For example, if you choose to have your withdrawal on the 10th of each month and the 10th falls on a Saturday during a particular month, the transaction will be processed on the 9th. To redeem shares through a systematic withdrawal plan, contact your State Farm VP Management Corp. Registered Representative for instruction or complete an Investor Account Services Form for shares held in a taxable account or a Distribution Request Form for shares held in a tax-qualified account. You can obtain copies of these forms by calling 1-800-447-4930. Once you have established redemptions through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-4930, if you have Telephone Redemption Privileges.

You should not purchase additional shares of a Fund at the same time you are participating in the systematic withdrawal plan because your purchase will likely be subject to sales charge and the withdrawal will be a taxable redemption and may produce taxable gain or loss. The Trust reserves the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the Trust.

General Redemption Policies

 . Each Fund will redeem shares at the Fund's net asset value next determined after receipt by the Fund of a proper request for redemption. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. It is the responsibility of your State Farm VP Management Corp. Registered Representative to submit to the Fund a redemption request promptly after you deliver your request to the State Farm VP Management Corp. Registered Representative.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to redeem shares.

 . A Fund generally will redeem shares in cash or electronic transfer. Redemptions of more than $500,000 of a Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

 . Payment for shares redeemed will be mailed within seven days after the Fund receives a redemption request, either in writing, or by telephone, in proper form.

 . If you try to redeem shares paid for by check or electronic transfer soon after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. A Fund will not delay paying redemption proceeds under this policy beyond a period that ends 15 days after you purchased the shares that are being redeemed.

 . Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

 . Once the Manager has received and accepted your redemption request, you may not cancel or revoke it. We cannot accept a redemption request that specifies a particular date or price or any other conditions.

 . Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the redemption proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

 . You may change your address of record by calling 1-800-447-4930, by visiting your State Farm VP Management Corp. Registered Representative or by sending a written request to the Manager. If you request an address change, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request unless the redemption request is in writing and accompanied by a signature guarantee for each registered owner.

 . For IRA withdrawals a shareholder should complete the Distribution Request Form which can be obtained by calling 1-800-447-4930 or by visiting our website at www.statefarm.com(TM).

 . If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method the redemption proceeds will usually be deposited in your pre-designated bank account within one or two business days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after the receipt of the redemption request. If you choose electronic deposit of

                                                        SHAREHOLDER INFORMATION


    your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:

    State Farm Mutual Funds
    P.O. Box 219548
    Kansas City, Missouri 64121-9548

    If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

Policies for Low Balance Accounts

 . If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, Coverdell Education Savings Account, Archer Medical Savings Account, SEP IRA, SIMPLE IRA, Tax Sheltered Accounts under (S)403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) falls below $250 on the first business day in November, the Fund may redeem the shares in such account (with such redemption to occur on the first business day in November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that were opened during the current calendar year. Thus, an account will not be closed in 2003 for low balance, if you opened the account on or after January 1, 2003. The Funds may waive redemption and closure of an account for low balance, in their discretion.

 . Because servicing smaller accounts is very expensive, if the balance in any of your accounts falls below $1,000 on the first business day in November, through redemptions or any other reason, each of your accounts (other than SEP IRAs, SIMPLE IRAs, Archer Medical Savings Accounts, Tax Sheltered Accounts under (S)403(b)(7) of the Internal Revenue Code or accounts held under other employer-sponsored qualified retirement plans) with a balance below $1,000 will be charged a low balance fee of $25.00 for the year. We will deduct the low balance fee from the account on the first business day in November. The low balance fee will not apply to accounts that were opened during the current calendar year. Thus, no low balance fee will be assessed to your account in 2003, if you opened the account on or after January 1, 2003. The Funds may waive the low balance fee, in their discretion.

Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee must appear, together with the signature of each registered owner, either

 . on the written request for redemption that exceeds $100,000, which clearly identifies the exact name in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

 . on a separate "stock power," an instrument of assignment which should specify the total number of shares to be exchanged or redeemed (this stock power may be obtained from most banks and stock brokers);

 . if you request that a redemption check be made payable to anyone other than the shareholder of record, that request must be signed and accompanied by a signature guarantee of the registered owner;

 . if you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred.

 . if you request that a redemption check be mailed to an address other than the address of record, that request must be signed and accompanied by a signature guarantee of the registered owner; or

 . on the Investor Account Services Form used to establish the Telephone Investment, Redemption and/or Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

The Funds will waive the requirement for a signature guarantee if your State Farm VP Management Corp. Registered Representative certifies that your signature is genuine.

SHARED DELIVERY

Shared Delivery of Prospectus and Fund Reports. The rules governing mutual funds require each of the Funds semiannually to furnish to its shareowners a report containing that Fund's financial statements and the Funds generally send each new prospectus to all shareowners. The Funds also send proxy statements to shareowners whenever there is a shareowners' meeting. Except in the case of certain employer- sponsored retirement plans, each Fund intends to send one copy of each report, prospectus and proxy statement to an address shared by more than one shareowner (commonly referred to as "householding" delivery). By signing the Account Application, you consent to the "householded" delivery of the reports, prospectuses and proxy statements unless and until you revoke your consent by notifying the Fund as set forth below.

Revocation of Shared Delivery. If you want to receive an individual copy (rather than a shared or "householded" copy) of a Fund's report, prospectus or proxy statement contact the Manager to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by telephone at 1-800-447-4930. You may revoke your consent at any time. The Fund will commence sending individual copies within 30 days after it receives notice that you have revoked your consent.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Funds declare and pay dividends and capital gain distributions, if any, at least annually.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you previously have elected to receive dividends and distributions in cash.

Dividends and distributions from any Fund may be automatically invested in an existing, identically registered account in any other Fund of the same share class at NAV. This service is only available for non-retirement accounts. You may elect this option on your account application or by contacting your State Farm VP Management Corp. Registered Representative.

Taxes on Distributions. Distributions from each Fund are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

For federal tax purposes, a Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains, no matter how long you have held your Fund shares.

Every January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and amounts of taxable distributions you received in the previous calendar year.

Foreign Taxes. A Fund may receive income from sources in foreign countries, and that income may be subject to foreign taxes at its source. If your Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce that Fund's dividend, but will still be included in your taxable income.

Taxes on Transactions. A redemption is a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the amount you receive in exchange for the shares redeemed and their basis.

An exchange of any Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares at their fair market value and any gain on the transaction may be subject to federal income tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

Taxes for Tax-Qualified Accounts. Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they begin taking distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2003 annual report. The annual report may be obtained from the Funds upon request without charge.


(For a share outstanding throughout each period)

               STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class A Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.07

Net gain (loss) on investments (both realized and unrealized)
                                                                         0.80
                                                                       ------

Total from investment operations
                                                                         0.87
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.05)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.05)
                                                                       ------

Net asset value, end of period
                                                                       $10.82
                                                                       ======

Total Return/(d)/
                                                                         8.74%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $ 31.0

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.30%/(e)/

Net investment income/(a)(b)/
                                                                         1.13%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         1.73%/(e)/

Net investment income/(a)/
                                                                         0.70%/(e)/

Portfolio turnover rate/(f)/
                                                                           29%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 2.27%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period)

               STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class B Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.05

Net gain (loss) on investments (both realized and unrealized)
                                                                         0.79
                                                                       ------

Total from investment operations
                                                                         0.84
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.03)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.03)
                                                                       ------

Net asset value, end of period
                                                                       $10.81
                                                                       ======

Total Return/(d)/
                                                                         8.47%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $  4.1

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.70%/(e)/

Net investment income/(a)/
                                                                         0.75%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         2.31%/(e)/

Net investment income/(a)/
                                                                         0.14%/(e)/

Portfolio turnover rate/(f)/
                                                                           29%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 2.27%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period)

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2010 FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class A Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.06

Net gain (loss) on investments (both realized and unrealized)
                                                                         1.13
                                                                       ------

Total from investment operations
                                                                         1.19
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.03)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.03)
                                                                       ------

Net asset value, end of period
                                                                       $11.16
                                                                       ======

Total Return/(d)/
                                                                        11.91%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $ 40.8

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.30%/(e)/

Net investment income/(a)/
                                                                         0.98%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         1.59%/(e)/

Net investment income/(a)/
                                                                         0.69%/(e)/

Portfolio turnover rate/(f)/
                                                                           23%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 2.12%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period)

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2010 FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class B Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.04

Net gain (loss) on investments (both realized and unrealized)
                                                                         1.12
                                                                       ------

Total from investment operations
                                                                         1.16
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.02)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.02)
                                                                       ------

Net asset value, end of period
                                                                       $11.14
                                                                       ======

Total Return/(d)/
                                                                        11.60%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $ 11.4

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.70%/(e)/

Net investment income/(a)/
                                                                         0.58%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         2.07%/(e)/

Net investment income/(a)/
                                                                         0.21%/(e)/

Portfolio turnover rate/(f)/
                                                                           23%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 2.12%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period)

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class A Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.06

Net gain (loss) on investments (both realized and unrealized)
                                                                         1.52
                                                                       ------

Total from investment operations
                                                                         1.58
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.03)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.03)
                                                                       ------

Net asset value, end of period
                                                                       $11.55
                                                                       ======

Total Return/(d)/
                                                                        15.81%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $ 51.7

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.30%/(e)/

Net investment income/(a)/
                                                                         1.03%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         1.53%/(e)/

Net investment income/(a)/
                                                                         0.80%/(e)/

Portfolio turnover rate/(f)/
                                                                           23%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 2.04%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period)

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class B Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.04

Net gain (loss) on investments (both realized and unrealized)
                                                                         1.52
                                                                       ------

Total from investment operations
                                                                         1.56
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.02)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.02)
                                                                       ------

Net asset value, end of period
                                                                       $11.54
                                                                       ======

Total Return/(d)/
                                                                        15.61%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $ 15.5

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.70%/(e)/

Net investment income/(a)/
                                                                         0.63%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         1.98%/(e)/

Net investment income/(a)/
                                                                         0.35%/(e)/

Portfolio turnover rate/(f)/
                                                                           23%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 2.04%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period)

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class A Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.07

Net gain (loss) on investments (both realized and unrealized)
                                                                         1.76
                                                                       ------

Total from investment operations
                                                                         1.83
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.03)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.03)
                                                                       ------

Net asset value, end of period
                                                                       $11.80
                                                                       ======

Total Return/(d)/
                                                                        18.31%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $ 25.9

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.30%/(e)/

Net investment income/(a)/
                                                                         1.05%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         1.80%/(e)/

Net investment income/(a)/
                                                                         0.55%/(e)/

Portfolio turnover rate/(f)/
                                                                           32%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 1.98%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period)

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class B Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.04

Net gain (loss) on investments (both realized and unrealized)
                                                                         1.75
                                                                       ------

Total from investment operations
                                                                         1.79
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.02)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.02)
                                                                       ------

Net asset value, end of period
                                                                       $11.77
                                                                       ======

Total Return/(d)/
                                                                        17.89%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $  9.5

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.70%/(e)/

Net investment income/(a)/
                                                                         0.64%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         2.29%/(e)/

Net investment income/(a)/
                                                                         0.05%/(e)/

Portfolio turnover rate/(f)/
                                                                           32%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 1.98%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period)

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class A Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.06

Net gain (loss) on investments (both realized and unrealized)
                                                                         2.08
                                                                       ------

Total from investment operations
                                                                         2.14
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.03)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.03)
                                                                       ------

Net asset value, end of period
                                                                       $12.11
                                                                       ======

Total Return/(d)/
                                                                        21.37%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $ 12.3

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.30%/(e)/

Net investment income/(a)/
                                                                         0.86%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         2.38%/(e)/

Net investment income (loss)/(a)/
                                                                        (0.22)%/(e)/

Portfolio turnover rate/(f)/
                                                                           29%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 1.86%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period)

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Class B Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.03

Net gain (loss) on investments (both realized and unrealized)
                                                                         2.07
                                                                       ------

Total from investment operations
                                                                         2.10
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.01)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.01)
                                                                       ------

Net asset value, end of period
                                                                       $12.09
                                                                       ======

Total Return/(d)/
                                                                        21.05%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $  5.1

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         1.70%/(e)/

Net investment income/(a)/
                                                                         0.47%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         2.85%/(e)/

Net investment income (loss)/(a)/
                                                                        (0.68)%/(e)/

Portfolio turnover rate/(f)/
                                                                           29%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 1.86%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

ADDITIONAL INFORMATION ABOUT THE FUNDS




You can obtain more information about the Trust's investments and performance in its semiannual and annual reports to shareholders. Those reports discuss market conditions and investment strategies that significantly affected each Fund's performance during its last six months or fiscal year. You may also wish to read the Statement of Additional Information (SAI) for more information about the Trust. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.


You can obtain free copies of the Trust's semi-annual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                 800-447-4930

Public Information. You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.





INVESTMENT CO. ACT FILE NO. 811-10027

         State Farm Mutual Funds
         Three State Farm Plaza, N-1
         Bloomington, IL 61791-0001

         FORWARDING SERVICE REQUESTED

                                                      U.S. POSTAGE
                                                          PAID
                                                       STATE FARM
                                                   INSURANCE COMPANIES
                                                   PRESORTED STANDARD





                  State Farm Mutual Funds/TM/ are offered by:
                        State Farm VP Management Corp.
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-800-447-4930


             120-6901.1-CH

                                   STATE FARM
                                MUTUAL FUND TRUST

March 15, 2004

                    PROSPECTUS
                    Institutional Shares

                    STATE FARM LIFEPATH(R) INCOME FUND
                    STATE FARM LIFEPATH 2010(R) FUND
                    STATE FARM LIFEPATH 2020(R) FUND
                    STATE FARM LIFEPATH 2030(R) FUND
                    STATE FARM LIFEPATH 2040(R) FUND

                         State Farm Mutual Fund Trust
                             Institutional Shares


   .  State Farm LifePath(R) Income Fund
   .  State Farm LifePath 2010(R) Fund
   .  State Farm LifePath 2020(R) Fund
   .  State Farm LifePath 2030(R) Fund
   .  State Farm LifePath 2040(R) Fund



    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                          PROSPECTUS--March 15, 2004

TABLE OF CONTENTS



                                                             Page
               LifePath Basics..............................   1
               Principal Risk Factors.......................   4
               Who May Want to Invest in the LifePath Funds?   7
               Investment Returns...........................   8
               Expense Information..........................   9
               LifePath Details.............................  12
               Managing the Investments of the Funds........  17
               Shareholder Information......................  19
                Who Can Purchase Shares?....................  19
                What Type of Account Would You Like?........  20


                                                         Page
                   Minimum Investments..................  22
                   Calculating Net Asset Value..........  22
                   How to Buy and Sell Shares...........  22
                   How to Exchange Shares...............  24
                   How to Redeem Fund Shares............  25
                  Shared Delivery.......................  29
                  Dividends, Distributions and Taxes....  30
                  Financial Highlights..................  31
                  Additional Information About the Funds  36

                                                                LIFEPATH BASICS


  This Prospectus provides information about State Farm Mutual Fund Trust (the "Trust"). The Trust has fifteen separate Funds, each of which is a separate investment portfolio with its own investment objective, investment policies, restrictions, and risks. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional Shares. This Prospectus offers Institutional Shares of five of these Funds known as the "LifePath(R) Funds." LifePath(R), LifePath 2010(R), LifePath 2020(R), LifePath 2030(R) and LifePath 2040(R) are registered trademarks of Barclays Global Investors, N.A. ("BGI").


LIFEPATH BASICS

LifePath Overview

The State Farm LifePath Funds (together referred to as the "Funds" or the "LifePath Funds") offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stock, bonds and money market instruments. Each Fund invests in a combination of stocks, bonds and short-term money market funds in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the Fund's name approaches, except for the State Farm LifePath Income Fund that is already in its most conservative phase.

Each LifePath Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular LifePath Fund refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Funds to their Master Portfolios appears on page 17.

LifePath Investment Objectives

An investment's time horizon marks the point when investors plan to start making net withdrawals.

Each Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each Fund has its own time horizon that affects the acceptable risk level of the Fund and, in turn, its asset allocation.

Specifically:

 . State Farm LifePath Income Fund is managed for investors seeking income and moderate long-term growth of capital.

 . State Farm LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

 . State Farm LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

 . State Farm LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

 . State Farm LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

The Trust's Board of Trustees may change each Fund's investment objective without shareholder approval. A Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective.

FUNDS AT A GLANCE continued



Principal Investment Strategies Common to All LifePath Funds
The LifePath Funds pursue a common strategy of allocating and reallocating among the Underlying Funds. The LifePath Funds with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Funds with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Funds with shorter time horizons, accordingly, have lower expected returns than the LifePath Funds with longer time horizons.

The Underlying Funds include exchange-traded funds (ETFs), which are investment companies that trade on an exchange like shares of common stock. The ETFs are each based on an index that is composed of a group of securities chosen to represent an entire stock or bond market, or a major market segment. The ETFs attempt to reproduce the return of their respective underlying indexes by holding some or all of the securities included in those indexes. An underlying index may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index only means that it has satisfied the selection criteria. It implies no expectation about performance.

Asset Allocation Decisions. In determining the allocation of assets to the Underlying Funds, Barclays Global Fund Advisors (Barclays), the Master Portfolios' investment adviser, uses an investment model that focuses on selecting a mix of investments by measuring their risk level and expected returns. The investment model is based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics of the world's equity and bond markets. Barclays then allocates the LifePath Funds' assets among the various Underlying Funds. The investment model adjusts each LifePath Fund's risk level by gradually making it more conservative as the year in the LifePath Fund's name approaches, except for the LifePath Income Fund, which is already in its most conservative phase. As the stated time horizon of a State Farm LifePath Fund approaches, the allocation will become less risky and have lower expected returns.

This strategy stems from the belief that asset allocation decisions--for example, choosing between stocks and bonds--matter more to overall investment performance than the selection of a particular stock or bond.

Risk Tolerance
Two general rules of investing have shaped the Funds' strategies:

 . Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have out performed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

 . The longer the investors' time horizons, the greater their risk tolerance; their investments have more time to recover from losses:

After a Fund Reaches Its Time Horizon
By the time a LifePath Fund reaches the decade identified by its name, it has reached its most conservative phase in terms of building capital (the LifePath Income Fund has already entered this phase). This does not mean, however, that the Fund invests exclusively in the underlying money market fund. Rather, because Barclays believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Fund's assets will continue to be allocated to the underlying stock and bond funds, in addition to the underlying money market fund.

Principal Investment Strategies for Each LifePath Fund
 . State Farm LifePath Income Fund is designed for investors seeking income and moderate long-term growth of capital. As of December 31, 2003, the State Farm LifePath Income Fund intends to hold about 34% of its assets in the underlying stock funds, 65% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund.

 . State Farm LifePath 2010 Fund is designed for investors expecting to begin withdrawing assets around the year 2010. As of December 31, 2003, the LifePath 2010 Fund intends to hold about 48% of its assets in the un-

                                                      LIFEPATH BASICS continued


   derlying stock funds, 51% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns

 . State Farm LifePath 2020 Fund is designed for investors expecting to begin withdrawing assets around the year 2020. As of December 31, 2003, the State Farm LifePath 2020 Fund intends to hold about 63% of its assets in the underlying stock funds, 36% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 . State Farm LifePath 2030 Fund is designed for investors expecting to begin withdrawing assets around the year 2030. As of December 31, 2003, the State Farm LifePath 2030 Fund intends to hold about 74% of its assets in the underlying stock funds, 25% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 . State Farm LifePath 2040 Fund is designed for investors expecting to begin withdrawing assets around the year 2040. As of December 31, 2003, the State Farm LifePath 2040 Fund intends to hold about 85% of its assets in the underlying stock funds, 14% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

PRINCIPAL RISK FACTORS


Each Fund has a different level of risk and the amount of risk is reflected in its name. The Funds with shorter time horizons (State Farm LifePath Income Fund and State Farm LifePath 2010 Fund, for instance) will tend to be less risky and have lower expected returns than the Funds with longer time horizons (e.g., State Farm LifePath 2030 Fund and State Farm LifePath 2040 Fund).

Each LifePath Fund, through its investment in the Underlying Funds, is subject to certain of the Risk Factors described below. Depending on the LifePath Fund's time horizon, it presents these Risk Factors to varying degrees. For example, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in stocks, such as the LifePath 2040 Fund, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in bonds, such as the LifePath Income Fund, it presents a higher degree of Bond Investment Risk. As with any investment, your investment in the LifePath Funds could lose money or the Funds' performance could trail that of alternative investments.

Stock Investment Risk
The risks of stock investing include both short-term and prolonged price declines. Stocks held by an Underlying Fund may underperform fixed income investments and stock market indices, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

Security Selection Risk
Because the Underlying Funds that are ETFs do not select individual companies in the index on which the ETF is based, those Underlying Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

Bond Investment Risk
The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk. Credit Risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government's full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk then U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest Rate Risk. Interest Rate Risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security's maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk. Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as "junk bonds" or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

Concentration Risk
If an underlying index of an Underlying Fund concentrates in a particular industry or group of industries, that Underlying Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

                                              PRINCIPAL RISK FACTORS  continued



Foreign Investment Risks
Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation, thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation.

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (ADRs) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk
Some foreign markets are considered to be emerging market countries. Investment in these countries subjects a Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an "emerging market" country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

Market Trading Risks
The Underlying Funds that are ETFs are subject to certain additional risks because they are listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its net asset value ("NAV") per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Model Risk
Although the investment model used to manage the LifePath Funds' assets has been developed and refined over many years, neither the LifePath Funds nor Barclays can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Funds or Barclays offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk
Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

PRINCIPAL RISK FACTORS continued



Tracking Error Risk
For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, imperfect correlation between an Underlying Fund and the index that it tracks, rounding of prices and changes to an index and regulatory policies, may affect Barclays' ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

Derivatives
A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Index futures contracts are standardized agreements between two parties that commit one party to sell and the other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed upon date, the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

The State Farm LifePath Funds are not bank deposits or obligations of the Manager, State Farm Bank, F.S.B, Barclays or BGI, the parent corporation of Barclays. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency. Although the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund, one of the Underlying Funds, seeks to preserve the value of the Master Portfolios' investment in such Underlying Fund at $1.00 per share, it is possible that a Master Portfolio may lose money by investing in this underlying Fund.

Differences Among Funds
The State Farm LifePath Income and the State Farm LifePath 2010 Funds are currently subject to the highest levels of Bond Investment Risk of all of the Funds. The State Farm LifePath 2020 Fund is currently subject to a significant level of Bond Investment Risk, but less than the State Farm LifePath Income and LifePath 2010 Funds. The State Farm LifePath 2030 and the State Farm LifePath 2040 Funds currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds, in descending order, are subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The State Farm LifePath 2010 Fund also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but less than the State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds. The State Farm LifePath Income Fund currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

All of the Funds are subject to Model Risk, to the risks described in this prospectus and to the additional risks described in the Funds' Statement of Additional Information (SAI).

WHO MAY WANT TO INVEST IN THE LIFEPATH FUNDS?


Which Fund to Consider?
In making your investment decision, you should keep in mind:

 . each Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon

 . the Fund's time horizon is based on the year in its name, except for the State Farm LifePath Income Fund that is designed for investors with short-term time horizons.

Based strictly on statistical considerations, you would want to invest in the LifePath Fund corresponding to the year when you expect to begin withdrawing your investment (2010, 2020, etc.). But statistical considerations alone may not govern your investment decision, and the five LifePath Funds allow for that, too. If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Fund with a longer time horizon. If you desire a more conservative investment, and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Fund with a shorter time horizon. The final choice is yours. You should consider and periodically re-assess your personal circumstances, including your other assets, investments, and sources of income, in making your investment decisions.

INVESTMENT RETURNS


Total Returns
After the Funds have been in operation for a full calendar year, the Funds will provide performance information to investors to assist them in understanding that the Funds' returns may vary and that there are possible risks associated with investing in the Funds. However, past performance will not necessarily indicate how the Funds will perform in the future.

EXPENSE INFORMATION

The following tables describe the fees and expenses you would pay if you buy and hold Institutional Shares of the Funds. Institutional Shares will be referred to in this prospectus as "shares."

               Shareholder Transaction Expenses - For All Funds
                   (fees paid directly from your investment)

--------------------------------------------------------------------------------

        Maximum sales charge (load) imposed on purchases            None
        Maximum deferred sales charge (load)                        None
        Maximum sales charge (load) imposed on Reinvested dividends None
        Redemption Fee                                              None
        Exchange Fee                                                None
        Maximum Account Fee/(1)/                                    None

--------------------------------------------------------------------------------
(1)If your account balance falls below $1,000 on the first business day of November, the account will be charged a low balance fee of $25. See "How to Redeem Fund Shares--Policies for Low Balance Accounts" for details.

EXPENSE INFORMATION continued



 Annual Fund Operating Expenses (expenses that are deducted from Fund assets)




                                             State Farm  State Farm State Farm State Farm
                                              LifePath    LifePath   LifePath   LifePath
                                             Income Fund 2010 Fund  2020 Fund  2030 Fund
-------------------------------------------- ----------- ---------- ---------- ----------
Management Fees                                 1.04%      1.04%      1.04%      1.04%
Distribution (12b-1) Fees                       None       None       None       None
Other Expenses                                  1.21%      0.96%      0.88%      1.14%
Total Annual Fund Operating Expenses/(1)(2)/    2.25%      2.00%      1.92%      2.18%

                                             State Farm
                                              LifePath
                                              2040 Fund
-------------------------------------------- ----------- ---------- ---------- ----------
Management Fees                                 1.03%
Distribution (12b-1) Fees                       None
Other Expenses//                                1.87%
Total Annual Fund Operating Expenses/(1)(2)/    2.90%

--------------

(1)Barclays has voluntarily agreed to waive management fees at the Master Portfolio level in an amount equal to the management fees, if any, charged to the Underlying Funds. The Manager has agreed to reimburse each Fund if, and to the extent, the Fund's total annual operating expenses, including aggregate expenses incurred at the Master Portfolio and Underlying Fund level, exceed the following percentage of each Fund's average net assets:


                                                    Expense
                         Fund               Reimbursement Threshold
            ------------------------------- -----------------------
            State Farm LifePath Income Fund          0.80%
            State Farm LifePath 2010 Fund..          0.80%
            State Farm LifePath 2020 Fund..          0.80%
            State Farm LifePath 2030 Fund..          0.80%
            State Farm LifePath 2040 Fund..          0.80%


  These reimbursement arrangements are voluntary and may be eliminated by Barclays or the Manager at any time.
(2)The fees and expenses listed include the fees and expenses of the Funds, the Master Portfolios, and a weighted average of the total operating expense ratios of the Underlying Funds in which the Master Portfolios invest.

                                                  EXPENSE INFORMATION continued



Expense Example



This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for "Annual Fund Opera-
 ting Expenses." Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:


              Fund                1 Year 3 Years 5 Years 10 Years
              ------------------- ------ ------- ------- --------

              State Farm LifePath
               Income Fund.......  $123   $384   $  665   $1,466

              State Farm LifePath
               2010 Fund.........  $ 98   $306   $  531   $1,178

              State Farm LifePath
               2020 Fund.........  $ 90   $281   $  488   $1,084

              State Farm LifePath
               2030 Fund.........  $116   $362   $  628   $1,386

              State Farm LifePath
               2040 Fund.........  $190   $588   $1,011   $2,190
              ---------------------------------------------------

LIFEPATH DETAILS


The LifePath Investment Mission
With their approach to investing based on a fixed time horizon, the LifePath Funds can serve as the core of an investor's funds.

The Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The Funds (other than the State Farm LifePath Income Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund's name. For example, the State Farm LifePath 2010 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, the State Farm LifePath 2040 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The State Farm LifePath Income Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

The LifePath Investment Model

Barclays, a subsidiary of BGI, serves as the Master Portfolios' Investment Adviser. As of December 31, 2003, BGI, including its affiliates, managed over $1 trillion in assets and is the world's largest asset manager for institutions such as major endowments and corporate and government pension plans. BGI pioneered research in asset allocation, indexed investing and investment modeling.


Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of Barclays' proprietary investment models. Barclays employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through the Underlying Funds. The allocations are constantly monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, Barclays focuses on long-term targets and objectives. The progression over time of a LifePath Fund's asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from month to month.


How It Works: Spending Your "Risk Budget" Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its "risk budget." Barclays' analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund's risk budget. This risk budget reflects Barclays' statistical determination of risk, and may not be appropriate to you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. Barclays seeks the Fund allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss.

Remember, expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

 .  money market instruments

 .  bonds

 .  stocks, including:

 .  stocks of the largest U.S. companies

 .  stocks of all other publicly traded U.S. companies

 . stocks of issuers located outside the U.S., including those located in emerging markets

 .  real estate investment trusts ("REITs")

Withinstocks and bonds are sub-categories of securities:

 . U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

 . Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of

                                                     LIFEPATH DETAILS continued


   the value of a company's traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

 . U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.


The following table lists the Underlying Funds in which each Master Portfolio currently may invest and each Master Portfolio's approximate target asset allocation for each Underlying Fund as of March 15, 2004. These percentages will vary over time, and Barclays is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage. Barclays may add, eliminate or replace Underlying Funds at any time.



                                             UNDERLYING FUNDS
                                                            *LifePath  LifePath LifePath LifePath LifePath
                                                            Retirement   2010     2020     2030     2040
----------------------------------------------------------- ---------- -------- -------- -------- --------
DOMESTIC EQUITY FUNDS
Master Investment Portfolio Active Stock Master Portfolio       21%       31%      40%      47%      55%
iShares S&P 500 Index Fund                                       0%        0%       0%       0%       0%
iShares S&P MidCap 400 Index Fund                                2%        2%       3%       3%       4%
iShares Russell MidCap Index Fund                                0%        0%       0%       0%       0%
iShares Russell 2000 Index                                       3%        4%       5%       6%       7%
iShares Cohen & Steers Realty Major Index Fund                   0%        0%       0%       0%       0%
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
iShares MSCI EAFE Index Fund                                     9%       12%      15%      18%      20%
iShares MSCI Emerging Markets Index Fund                         0%        0%       0%       0%       0%
----------------------------------------------------------------------------------------------------------
FIXED-INCOME FUNDS
iShares Lehman U.S. Aggregate Bond Fund                          0%        0%       0%       0%       0%
Master Investment Portfolio CoreAlpha Bond Master Portfolio     65%       51%      36%      25%      14%
----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
BGIF Institutional Money Market Fund                             1%        1%       1%       1%       1%
----------------------------------------------------------------------------------------------------------

*The corresponding Master Portfolio into which the State Farm LifePath Income Fund invests.
Note: The allocation percentages may not add to 100% due to rounding

Description of Underlying Funds

Each LifePath Fund may invest in some or all of the Underlying Funds described below. Please refer to the chart above for each Master Portfolio's appropriate target asset allocation for each Underlying Fund as of March 15, 2004.


Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed. Three of the Underlying Funds in which the Master Portfolios may invest are actively managed funds that rely on portfolio managers for investment determinations.

In managing the ETFs, Barclays uses two basic indexing strategies: replication and representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds

LIFEPATH DETAILS continued


that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Master Investment Portfolio Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's(R) (S&P) 500 Index. Barclays invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. Barclays considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

Master Investment Portfolio CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. Barclays invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. Barclays' models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500(R) Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares. The Fund uses a replication strategy to try to track the S&P 500 Index.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400(R) Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The Fund uses a representative sampling strategy to try to track the S&P MidCap 400 Index.

iShares Russell MidCap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index(R). The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index. The Fund uses a representative sampling strategy to try to track the Russell MidCap Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(R) Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Fund uses a representative sampling strategy to try to track the Russell 2000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index(R) consists of selected REITs. The

                                                    FUNDS AT A GLANCE continued


objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a representative sampling strategy to try to track the Cohen & Steers Index.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE(R) Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. The Fund uses a representative sampling strategy to try to track the MSCI EAFE Index.


iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance before fees and expenses of the MSCI Emerging Markets Free Index(R) (the "Index"). The Fund's investment objective may be changed without shareholder approval. The Index was developed by MSCI as an equity benchmark for international stock performance. The Index is designed to measure equity market performance in the global emerging markets. As of March 2003, the Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Fund uses a representative sampling strategy to try to track the Index. In order to improve its portfolio liquidity and its ability to track the Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the Index. Barclays does not charge portfolio management fees on that portion of the Fund's assets invested in shares of other iShares Funds.

iShares Lehman U.S. Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Lehman Brothers Index must have more than $150 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs) are excluded from the Lehman Brothers Index. Also excluded from the Lehman Brothers Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month. The Fund uses a representative sampling strategy to try to track the Lehman Brothers Index.

BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. Repurchase agreements obligate a person selling U.S. government or

LIFEPATH DETAILS continued


other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

"Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000(R) Index, Russell Midcap(R) Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(R)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman U.S. Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates and has been licensed for use for certain purposes by Barclays Global Investors, N.A. The iShares MSCI EAFE Index Fund and the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with Barclays Global Investors, N.A. and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser

The Manager serves as the investment adviser to each Fund. Subject to the supervision of the Board of the Trust, the Manager is responsible for providing administrative services to the Funds, overseeing the day-to-day operations and business affairs of the Funds and monitoring the performance of each Master Portfolio. The Manager's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. The Manager is the investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. As of December 31, 2003, the Manager was responsible for the management of in excess of $6.8 billion in assets.


The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.

Investment Management of the Master Portfolios
Each Fund invests all of its assets in a Master Portfolio, each of which has substantially similar investment objectives, strategies and risks to the corresponding Fund. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. Barclays serves as investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by Barclays. For its services to the Master Portfolios, Barclays is entitled to receive an annual fee of 0.35% of each Master Portfolio's average daily net assets.

For its services to the Underlying Funds, Barclays receives fees that differ from the fees described for the LifePath Funds in this prospectus. Barclays has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, Barclays has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.

Unlike some mutual funds, there is no single portfolio manager who makes investment decisions for the Master Portfolios. Instead, a team of investment professionals evaluates recommendations made by Barclays' proprietary mathematical model. This process reflects Barclays' commitment to an objective and consistent investment management structure.

Barclays is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC.

BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including Barclays, provided investment advisory services for over $1 trillion in assets. BGI, Barclays, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Funds' corresponding Master Portfolios may also indirectly invest.


For more information regarding Barclays, please read the section entitled "Investment Advisory Agreements - Between Barclays and the Master Portfolios" in the Trust's SAI.

MANAGING THE INVESTMENTS OF THE FUNDS continued


Compensating the Manager for its Services
Each Fund pays the Manager an investment advisory and management services fee based upon that Fund's average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

                                                                   Rate of
                 Fund                                            Advisory Fee
-------------------------------------------            ---------------------------------
            State Farm LifePath Income Fund            0.35% of average daily net assets
            State Farm LifePath 2010 Fund              0.35% of average daily net assets
            State Farm LifePath 2020 Fund              0.35% of average daily net assets
            State Farm LifePath 2030 Fund              0.35% of average daily net assets
            State Farm LifePath 2040 Fund              0.35% of average daily net assets


Feeder Fund Expenses. Each Fund bears its corresponding Master Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each Fund can set its own transaction minimums, fund-specific expenses and conditions.
Feeder Fund Rights. Under the master/feeder structure, the Board of the Trust retains the right to withdraw the assets of a Fund from a Master Portfolio if it believes doing so is in the best interests of the Fund and its shareholders. If the Board withdraws assets of a Fund, it would then consider whether that Fund should invest in another master portfolio or take other action.

SHAREHOLDER INFORMATION

For purposes of the information included in the remainder of this prospectus, under the heading "Shareholder Information," the use of the term "Fund" or "shares" refers not only to the Institutional Class Funds and shares offered in this prospectus but also to the Institutional Class of shares of the other ten funds offered by the Trust.


                           Who Can Purchase Shares?

Shares currently are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain tax-qualified accounts.

For the purpose of funding their Traditional IRA, Roth IRA, Archer Medical Savings Accounts, Tax Sheltered Accounts under section 403(b)(7) of the Internal Revenue Code and Coverdell Education Savings Accounts, current insurance agents of the State Farm Insurance Companies who are also registered representatives of State Farm VP Management Corp. ("Registered State Farm Agents"), and the family members of such persons may purchase shares. Effective May 29, 2003, State Farm's Financial Services Product Associates ("FSPAs"), Agency Field Consultants ("AFCs"), Agency Field Executives ("AFEs"), and the family members of such persons may also purchase shares.

"Family Member" is defined as:

 .  Spouse

 .  Lineal ascendants include:
   .  parents
   .  grandparents
   .  step-parents
   .  step-grandparents
   .  great grandparents
   .  step-great grandparents

 .  Lineal descendants include:
   .  children
   .  grandchildren
   .  great grandchildren
   .  step children
   .  court appointed foster children
   .  legally adopted children
   .  step-grandchildren
   .  step-great grandchildren

 .  Lineal descendant's spouse

 .  Siblings
   .  brother
   .  sister
   .  step-brother
   .  step-sister

 .  Sibling's spouse

Registered State Farm Agents and family members who are plan sponsors/administrators/trustees/fiduciaries of a qualified retirement plan and the participants of that plan qualify to purchase shares for that plan. Registered State Farm Agents and their family members who own (greater than 10%) or participate as an officer or director in a business which sponsors a qualified retirement plan and the participants of that plan qualify to purchase shares for that plan. Family members (as defined above) of Registered State Farm Agents who own a sole proprietorship which sponsors a qualified retirement plan and the participants of that plan may purchase shares for that plan.

General Policies for Purchasing Shares and the Use of Telephone and the Internet to Initiate Transactions in Shares

If eligible, you may buy shares of any of the Funds by submitting a written order directly to State Farm VP Management Corp. at the address listed below, by contacting a State Farm VP Management Corp. Securities Products Representative at 1-800-447-4930 from 7:00 a.m. through 7:00 p.m. (Central
Time) Monday through Friday (except holidays), Saturday 8:00 a.m. through 12:00 p.m. (noon Central Time), or via the Internet. An interactive voice response
(IVR) system provides access to most information and many transactions, 24 hours per day.

We will employ reasonable procedures to confirm that telephone and internet instructions are genuine. These procedures include recording telephone calls, requiring the use of a personal identification number for internet transactions, and sending you transaction confirmation statements. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be

SHAREHOLDER INFORMATION continued


liable for acting upon instructions given, when reasonably believed to be genuine.

During periods of volatile economic and market conditions, you may have difficulty initiating a transaction by telephone or by the internet, in which case you should consider sending in your request by letter.

Telephone Transaction Privileges are automatically established for you unless you decline these privileges on the Application. If you currently do not have the Telephone Transaction Privileges but would like to sign up for these privileges, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be guaranteed (see "Signature Guarantee").

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller. Each Fund reserves the right at any time to suspend, limit, modify or terminate Telephone Transaction Privileges, but will not do so without giving you at least 30 days' prior written notice.


                     What Type of Account Would You Like?

Business, Trust or Organization. This account is for a corporation, trust, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution or other appropriate documentation that indicates which officers, trustees or persons are authorized to act for the legal entity.

Tax-Qualified Accounts. A tax-qualified account enables you to defer taxes on investment income and capital appreciation. Your contributions may be tax-deductible. Tax-qualified accounts require a special application. Please call us at 1-800-447-4930 for more information about a tax-qualified account.
 . Traditional IRAs allow most individuals under 70 1/2 years of age with taxable compensation to contribute up to $3,000 per year ($6,000 for most married couples) for tax years 2003 through 2004. If your spouse has less than $3,000 in taxable compensation, he or she may still contribute up to $3,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $6,000. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up "contribution for tax years 2003 through 2005. Your contribution may be deductible for federal income tax purposes based on your income, filing status, and participation in an employer-maintained qualified plan. The amount you can contribute to a Traditional IRA in any year is reduced by the amount you contribute to a Roth IRA, and vice versa.

 . Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $150,000 per year, to contribute up to $3,000 per person per year. Contributions to Roth IRAs are not deductible for federal income tax purposes and earnings are not subject to federal income taxes upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2, (2) have become disabled, (3) have died, or (4) use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice versa. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2003 through 2005.

 . Simplified Employee Pension Plan (SEP Plan)--A SEP Plan allows an employer to make tax-deductible contributions to SEP IRAs established by employees. For 2003 and 2004, employer-funded contribution amounts can be up to the lesser of 25% of the first $200,000 of compensation for eligible employees or $40,000 and there are no limits on the number of employees eligible to participate in a SEP Plan. Self-employed persons are treated both as employees and employers for contribution purposes. Participating employees may also make annual Traditional IRA contributions to their SEP IRA. Refer to the Traditional IRA section above for the Traditional IRA contribution limits.

 . Savings Incentive Match Plan for Employees (SIMPLE Plan)--A SIMPLE Plan allows employers and employees to make contributions to SIMPLE IRAs established by employees. SIMPLE Plans are available for employers with 100 or fewer employees. This plan allows eligible employees to contribute up to the lesser

                                              SHAREHOLDER INFORMATION continued


    of $8,000 (2003) or $9,000 (2004) or 100% of compensation to their SIMPLE IRA via a salary reduction agreement. Eligible employees who are age 50 or older by the end of the year may be permitted to make an additional $1,000 "catch-up" contribution for 2003 and $1,500 for 2004. Employers must either match their employees' contributions (up to 3% of compensation) or make a non-elective contribution of 2% of compensation to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes.

 . Prototype Safe Harbor 401(k) Plan--A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $12,000
    (2003)/$13,000 (2004) or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of the year may be permitted to make an additional $2,000 "catch-up" contribution for 2003 and $3,000 for 2004. Employers must either match their employees contributions (up to 4% of compensation) or make a non-elective contribution of 3% of compensation to all eligible employees. In addition, the employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's Prototype Safe Harbor 401(k) plan is called "Safe Harbor" because its provisions eliminate the requirement for extensive non-discrimination testing.

 . Other retirement plans--you may also use a Fund for funding other corporate or self-employed retirement plans. The plan trustee must establish the appropriate account; the Trust does not offer prototypes of these plans. The trust or plan must be established before you can open an account. Please include the date that the trust or plan was established on the application.

 . Coverdell Education Savings Accounts allow individuals, subject to certain income limitations, to contribute up to $2,000 annually for a child under the age of 18. Although contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, the proceeds are generally not taxable, provided withdrawals are used to pay for qualified education expenses. The annual contribution is phased out for single taxpayers with adjusted gross income between $95,000 and $110,000 per year and for married couples with adjusted gross income between $190,000 and $220,000 per year.

 . Archer Medical Savings Accounts. Archer Medical Savings Accounts ("Archer MSA") are primarily used to save for qualified medical expenses. If you (or your spouse) are self-employed or work for a small employer (generally 50 or less employees) and are covered by an individual or family high deductible health plan ("HDHP"), you may be able to contribute up to 65% or 75% respectively of your HDHP deductible to cover qualified medical expenses as defined by the IRS. Contributions and earnings (if any) grow tax-free and may remain in your Archer MSA from year to year until the funds are withdrawn. Contributions are generally tax-deductible even if you do not itemize on your IRS Form 1040. Withdrawals are not taxable if the funds are used for qualified medical expenses as defined by the IRS. After age 65, withdraws may be used for non-qualified medical expenses, however, these withdrawals will be taxed as ordinary income.

 . Tax Sheltered Accounts under 403(b)(7)--Tax Sheltered Accounts ("TSAs") under section 403(b)(7) of the Internal Revenue Code will be available in the second half of 2003. TSAs under section 403(b)(7) are custodial accounts that permit certain employees of public educational institutions and certain tax-exempt organizations to exclude a portion of their income from current federal taxation to build a retirement fund. The annual salary reduction contribution to a TSA under section 403(b)(7) may not exceed the lesser of 100% of compensation or $12,000 for 2003 (this limit increases $1,000 annually until 2006). In addition, a participating employee age 50 or older is permitted to make an additional $2,000 "catch-up" contribution for 2003 (this amount also increases $1,000 annually until 2006).

The above is just a summary of the types of retirement and other tax-qualified accounts available. Your State Farm VP Management Corp. Registered Representative Agent can provide further details about these types of accounts, or you can call us at 1-800-447-4930 to receive an application for a retirement or a tax-qualified account. For more information

SHAREHOLDER INFORMATION continued


about the tax advantages and consequences of investing in any of these plans and any state law limitations applicable to these plans, please consult your tax adviser.


                              Minimum Investments

Your initial investment in any Fund must be at least $250, and any subsequent investment must be at least $50. The Funds may change the minimum investment amounts.


                          Calculating Net Asset Value

The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for business.

Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of it's assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for business. The Master Portfolio's investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Board of Trustees of Master Investment Portfolio, the trust offering the Master Portfolios.


                          How To Buy and Sell Shares

Persons Purchasing, Exchanging or Selling Shares Through Plan Sponsors or Administrators

Retirement plan participants should refer to materials provided by their plan sponsor or plan administrator for information on how to invest in, exchange and redeem shares of the Funds.

Plan sponsors or administrators who have made arrangements with the Trust may receive orders from their plan participants to purchase, exchange or redeem shares of the Funds, generally on each business day. That night, all orders received by that plan sponsor or plan administrator prior to 4:00 p.m. Eastern time on that day are aggregated, and the plan sponsor or plan administrator generally places a net purchase and/or redemption order(s) for shares of the Funds on the morning of the next business day. These orders are normally executed at the NAV that was computed for each Fund as of 4:00 p.m. Eastern time the previous day.

Plan sponsors and plan administrators who choose not to enter into arrangements of the type described above will need to transmit orders for receipt by the Trust prior to 4:00 p.m. Eastern time in order for those orders to be executed at the NAV computed for that day.

The Trust normally will wire redemption proceeds to the plan sponsor or plan administrator on the next business day after receipt of the redemption instructions by the Trust, but in no event later than seven days following receipt of such instructions. Redemptions of more than $500,000 of a Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Secu- rities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Secu-
 rities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

                                              SHAREHOLDER INFORMATION continued



Anti-Money Laundering Compliance. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

All Other Persons Purchasing, Exchanging or Selling Shares

The preceding discussion relates to how persons purchase, exchange and sell shares through plan sponsors and plan administrators. The following discussion relates to how all other persons purchase, exchange, and sell shares.

Purchase orders are effected at the net asset value per share next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives. Receipt of an order in proper form means that State Farm VP Management Corp. or its Registered Representatives have received complete purchase instructions and payment for shares.

If State Farm VP Management Corp. or its Registered Representatives determine that the purchase instructions for your order are incomplete, State Farm VP Management Corp. or its Registered Representative will contact you to obtain the missing information and/or the missing documents necessary to make your purchase instructions complete. Your purchase order will not be processed until after the purchase instructions have been made complete and payment for the shares has been received.

All checks should be made payable to State Farm Mutual
Funds. Third-party checks will not be accepted. All payments must be in U.S. dollars and must be drawn only on U.S. banks. The Funds reserve the right to reject any purchase order.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth, and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer the proceeds of an existing account to a government agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Opening and Adding to an Account

By Writing to the Manager. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds" or a properly completed ACH authorization to debit the account for the minimum initial investment. Send Express Overnight mail to: State Farm Mutual Funds, 330 W. 9th Street, Kansas City, Missouri 64105. You may obtain an Application by calling the State Farm VP Management Corp. call center at 1-800-447-4930. You may make subsequent investments at any time by mailing a check to the Manager, payable to State Farm Mutual Funds, along with the detachable investment slip accompanying your confirmation or account statement. You may also send a letter of instruction indicating your account registration, account number and the Fund name.

By Telephone. With the Telephone Investment Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-4930.

SHAREHOLDER INFORMATION continued



By the Internet. Visit our web site at www.statefarm.com(TM), and click on the "Mutual Funds" link. If you would like to open an account, print and complete the Application and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548. If you would like to add to your account that has already been established, follow the instructions presented on the screen.


By Automatic Investing. The automatic investment plan allows you to make periodic investments in a Fund through automatic transfers from your bank account. To sign up, complete the appropriate section of the Application or get an Investor Account Services Form by calling 1-800-447-4930. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. Until you meet the $250 initial investment minimum per fund, a $50 per fund investment is required. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by notifying your State Farm VP Management Corp. Registered Representative, by writing the Manager, or by contacting an Investor Services Representative at 1-800-447-4930.


General Policies On Buying Shares

 . Your purchase order must be received by 4:00 p.m., Eastern Time to get that day's NAV.

 . All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to "State Farm Mutual Funds." Third-party checks will not be accepted.

 . Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. In the case of all accounts, except for tax-qualified accounts, you may at any time request in writing, by calling 1-800-447-4930, or by visiting our website at www.statefarm.com(TM) to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

 .  Stock certificates will not be issued.

 . The Manager will send to you by mail a confirmation of each transaction, other than purchases by the automatic investment plan method. You will receive confirmation of your purchases by the automatic investment plan method promptly after the end of each calendar quarter.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to buy shares.

 . Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

 . You are required by federal regulations to certify your taxpayer identification or Social Security number when opening your account. Failure to provide an identification number could subject you to 30% backup withholding on any distributions, redemptions, or disbursements from your account. Further, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.


                            How To Exchange Shares

You may exchange your shares for shares of another Fund as follows:

In Writing. A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names and the number of shares or the dollar amount you wish to exchange. Send your request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

By Telephone. With the Telephone Exchange Privilege, you may call the Manager and request an exchange. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

By the Internet. You can exchange shares of one Fund for another through our web site at www.statefarm.com(TM). Just click on the "Mutual Funds" link at that site and follow the instructions presented on the screen.

                                              SHAREHOLDER INFORMATION continued



General Policies on Exchanging Shares

 . An exchange will be effective on the day your request is received, if it is received by State Farm VP Management Corp. before the Funds calculate their NAVs on that day; a request received after the time the NAV is calculated will be effective at the next calculated NAV. All Funds calculate their NAVs as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time) or each day the NYSE is open for business.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to exchange shares.

 . You have to meet the minimum investment requirements of the Fund into which you are exchanging.

 . For all Funds, other than the Money Market Fund, you may make 4 exchanges out of the Fund during a calendar year. There is no charge for exchanges. After the fourth exchange out of a Fund during a calendar year, the Manager will not allow you to directly exchange shares from that Fund to another Fund.

 . You may make an unlimited number of exchanges out of the Money Market Fund during a calendar year.

 . Because excessive trading can hurt Fund performance and shareholders, the Funds may refuse any exchange purchase if: (1) the Manager believes the Fund would be harmed or unable to invest effectively; or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

 . You can only exchange shares if the Fund has received good payment for those shares.

 . An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

 . Before making an exchange please read the description of the Fund to be purchased.

 . The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.


                           How to Redeem Fund Shares

You may redeem shares of any of the Funds by contacting State Farm VP Management Corp., by sending a written request, by telephone, by using our systematic withdrawal program, or by exchanging into another Fund.

In Writing. You may redeem all or any portion of your shares by sending a written request to the Manager:

State Farm Mutual Funds
P.O. Box 219548
Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

The shareowner of record must sign the redemption request. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem. If you request a redemption of more than $100,000, your signature, must be guaranteed as described under "Signature Guarantee."

Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

By Telephone. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-4930. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

By The Internet. Visit our website at www.statefarm.com(TM), click on the "Mutual Funds" link, and follow the instructions presented on the screen.

SHAREHOLDER INFORMATION continued



Systematic Withdrawal Program. If you own $5,000 or more of a Fund's shares at the current net asset value, you may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day. For example, if you choose to have your withdrawal on the 10th of each month and the 10th falls on a Saturday during a particular month, the transaction will be processed on the 9th. To redeem shares through a systematic withdrawal plan, contact your State Farm VP Management Corp. Registered Representative for instruction or complete an Investor Account Services Form for shares held in a taxable account or a Distribution Request Form for shares held in a tax-qualified account. You can obtain copies of these forms by calling 1-800-447-4930. Once you have established redemptions through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-4930, if you have Telephone Redemption Privileges.

You should not purchase additional shares of a Fund at the same time you are participating in the systematic withdrawal plan because the withdrawal will be a taxable redemption and may produce taxable gain or loss. The Trust reserves the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the Trust.

General Redemption Policies

 . Each Fund will redeem shares at the Fund's net asset value next determined after receipt by the Fund of a proper request for redemption.

 . A Fund generally will redeem shares in cash or electronic transfer. Redemptions of more than $500,000 of a Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to redeem shares.

 . Payment for shares redeemed will be mailed within seven days after the Fund receives a redemption request, either in writing, or by telephone, in proper form.

 . If you try to redeem shares paid for by check or electronic transfer soon after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. A Fund will not delay paying redemption proceeds under this policy beyond a period that ends 15 days after you purchased the shares that are being redeemed.

 . Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

 . Once the Manager has received and accepted your redemption request, you may not cancel or revoke it. We cannot accept a redemption request that specifies a particular date or price or any other conditions.

 . Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the redemption proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

 . You may change your address of record by calling 1-800-447-4930, visiting your State Farm VP Management Corp. Registered Representative or by sending a written request to the Manager. If you request

                                              SHAREHOLDER INFORMATION continued


    an address change, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request unless the redemption request is in writing and accompanied by a signature guarantee for each registered owner.

 . For IRA withdrawals a shareholder should complete the Distribution Request Form which can be obtained by calling 1-800-447-4930 or by visiting our website at www.statefarm.com(TM).

 . If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method the redemption proceeds will usually be deposited in your pre-designated bank account within one or two business days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after the receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:

    State Farm Mutual Funds
    P.O. Box 219548
    Kansas City, Missouri 64121-9548

    If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

Policies for Low Balance Accounts. The following policies apply to all persons with Fund accounts:

 . If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, Coverdell Education Savings Account, Archer Medical Savings Account, SEP IRA, SIMPLE IRA, Tax Sheltered Accounts under (S)403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) falls below $250 on the first business day in November, the Fund may redeem the shares in such account (with such redemption to occur on the first business day in November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that were opened during the current calendar year. Thus, an account will not be closed in 2003 for low balance, if you opened the account on or after January 1, 2003. The Funds may waive redemption and closure of an account for low balance, in their discretion.

 . Because servicing smaller accounts is very expensive, if the balance in any of your accounts falls below $1,000 on the first business day in November, through redemptions or any other reason, each of your accounts (other than SEP IRAs, SIMPLE IRAs, Archer Medical Savings Accounts, Tax Sheltered Accounts under (S)403(b)(7) of the Internal Revenue Code or accounts held under other employer-sponsored qualified retirement plans) with a balance below $1,000 will be charged a low balance fee of $25.00 for the year. We will deduct the low balance fee from the account on the first business day in November. The low balance fee will not apply to accounts that were opened during the current calendar year. Thus, no low balance fee will be assessed to your account in 2003, if you opened the account on or after January 1, 2003. The Funds may waive the low balance fee, in their discretion.

Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, sav-

SHAREHOLDER INFORMATION continued


ings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee must appear, together with the signature of each registered owner, either

 . on the written request for redemption that exceeds $100,000, which clearly identifies the exact name in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

 . on a separate "stock power," an instrument of assignment which should specify the total number of shares to be exchanged or redeemed (this stock power may be obtained from most banks and stock brokers);


 . if you request that a redemption check be made payable to anyone other than the shareholder of record, that request must be signed and accompanied by a signature guarantee of the registered owner;


 . if you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred.

 . if you request that a redemption check be mailed to an address other than the address of record, that request must be signed and accompanied by a signature guarantee of the registered owner; or

 . on the Investor Account Services Form used to establish the Telephone Investment, Redemption and/or Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

SHARED DELIVERY


Shared Delivery of Prospectus and Fund Reports. The rules governing mutual funds require each of the Funds semiannually to furnish to its shareowners a report containing that Fund's financial statements and the Funds generally send each new prospectus to all shareowners. The Funds also send proxy statements to shareowners whenever there is a shareowners' meeting. Except in the case of certain employer-sponsored retirement plans, each Fund intends to send one copy of each report, prospectus and proxy statement to an address shared by more than one shareowner (commonly referred to as "householding" delivery). By signing the Account Application, you consent to the "householded" delivery of the reports, prospectuses and proxy statements unless and until you revoke your consent by notifying the Fund as set forth below.

Revocation of Shared Delivery. If you want to receive an individual copy (rather than a shared or "householded" copy) of a Fund's report, prospectus or proxy statement contact the Manager to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by telephone at 1-800-447-4930. You may revoke your consent at any time. The Fund will commence sending individual copies within 30 days after it receives notice that you have revoked your consent.

DIVIDENDS,
DISTRIBUTIONS
AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Funds declare and pay dividends and capital gain distributions, if any, at least annually.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you previously have elected to receive dividends and distributions in cash.

Dividends and distributions from any Fund may be automatically invested in an existing, identically registered account in any other Fund of the same share class at NAV. This service is only available for non-retirement accounts. You may elect this option on your account application or by contacting your State Farm VP Management Corp. Registered Representative.

Taxes on Distributions. Distributions from each Fund are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

For federal tax purposes, a Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains, no matter how long you have held your Fund shares.

Every January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and amounts of taxable distributions you received in the previous calendar year.

Foreign Taxes. A Fund may receive income from sources in foreign countries, and that income may be subject to foreign taxes at its source. If your Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce that Fund's dividend, but will still be included in your taxable income.

Taxes on Transactions. A redemption is a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the amount you receive in exchange for the shares redeemed and their basis.

An exchange of any Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares at their fair market value and any gain on the transaction may be subject to federal income tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

Taxes for Tax-Qualified Accounts. Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they begin taking distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2003 annual report. The annual report may be obtained from the Funds upon request without charge.


(For a share outstanding throughout each period):

               STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND




                                                                      From commencement
                                                                   of investment operations
                                                                        May 9, 2003 to
                                                                      December 31, 2003
------------------------------------------------------------------ ------------------------

Institutional Shares

Net asset value, beginning of period
                                                                            $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                              0.10

Net gain (loss) on investments (both realized and unrealized)/(a)/
                                                                              0.80
                                                                            ------

Total from investment operations
                                                                              0.90
                                                                            ------

Less Distributions

Net investment income
                                                                             (0.06)

Net realized gain/(c)/
                                                                                --
                                                                            ------

Total distributions
                                                                             (0.06)
                                                                            ------

Net asset value, end of period
                                                                            $10.84
                                                                            ======

Total Return/(d)/
                                                                              9.09%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                            $  2.9

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                              0.80%/(e)/

Net investment income/(a)/
                                                                              1.66%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                              1.56%/(e)/

Net investment income/(a)/
                                                                              0.90%/(e)/

Portfolio turnover rate/(f)/
                                                                                29%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 2.27%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2010 FUND




                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Institutional Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.09

Net gain (loss) on investments (both realized and unrealized)
                                                                         1.16
                                                                       ------

Total from investment operations
                                                                         1.25
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.04)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.04)
                                                                       ------

Net asset value, end of period
                                                                       $11.21
                                                                       ======

Total Return/(d)/
                                                                        12.55%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $  4.2

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         0.80%/(e)/

Net investment income/(a)/
                                                                         1.47%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         1.31%/(e)/

Net investment income/(a)/
                                                                         0.96%/(e)/

Portfolio turnover rate/(f)/
                                                                           23%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 2.12%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND




                                                                      From commencement
                                                                   of investment operations
                                                                        May 9, 2003 to
                                                                      December 31, 2003
------------------------------------------------------------------ ------------------------

Institutional Shares

Net asset value, beginning of period
                                                                            $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                              0.10

Net gain (loss) on investments (both realized and unrealized)/(a)/
                                                                              1.53
                                                                            ------

Total from investment operations
                                                                              1.63
                                                                            ------

Less Distributions

Net investment income
                                                                             (0.04)

Net realized gain/(c)/
                                                                                --
                                                                            ------

Total distributions
                                                                             (0.04)
                                                                            ------

Net asset value, end of period
                                                                            $11.59
                                                                            ======

Total Return/(d)/
                                                                             16.35%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                            $  5.7

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                              0.80%/(e)/

Net investment income/(a)/
                                                                              1.50%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                              1.23%/(e)/

Net investment income/(a)/
                                                                              1.07%/(e)/

Portfolio turnover rate/(f)/
                                                                                23%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 2.04%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND






                                                                 From commencement
                                                              of investment operations
                                                                   May 9, 2003 to
                                                                 December 31, 2003
------------------------------------------------------------- ------------------------

Institutional Shares

Net asset value, beginning of period
                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                         0.10

Net gain (loss) on investments (both realized and unrealized)
                                                                         1.77
                                                                       ------

Total from investment operations
                                                                         1.87
                                                                       ------

Less Distributions

Net investment income
                                                                        (0.04)

Net realized gain/(c)/
                                                                           --
                                                                       ------

Total distributions
                                                                        (0.04)
                                                                       ------

Net asset value, end of period
                                                                       $11.83
                                                                       ======

Total Return/(d)/
                                                                        18.74%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                       $  5.9

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                         0.80%/(e)/

Net investment income/(a)/
                                                                         1.53%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                         1.49%/(e)/

Net investment income/(a)/
                                                                         0.84%/(e)/

Portfolio turnover rate/(f)/
                                                                           32%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 1.98%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND






                                                                      From commencement
                                                                   of investment operations
                                                                        May 9, 2003 to
                                                                      December 31, 2003
------------------------------------------------------------------ ------------------------

Institutional Shares

Net asset value, beginning of period
                                                                            $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                              0.09

Net gain (loss) on investments (both realized and unrealized)/(a)/
                                                                              2.08
                                                                            ------

Total from investment operations
                                                                              2.17
                                                                            ------

Less Distributions

Net investment income
                                                                             (0.04)

Net realized gain/(c)/
                                                                                --
                                                                            ------

Total distributions
                                                                             (0.04)
                                                                            ------

Net asset value, end of period
                                                                            $12.13
                                                                            ======

Total Return/(d)/
                                                                             21.70%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                            $  2.8

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                                              0.80%/(e)/

Net investment income/(a)/
                                                                              1.36%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                                              2.22%/(e)/

Net investment income (loss)/(a)/
                                                                             (0.06)%/(e)/

Portfolio turnover rate/(f)/
                                                                                29%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.35% and 1.86%, respectively, for the year ended December 31, 2003.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio for the entire year.

ADDITIONAL INFORMATION ABOUT THE FUNDS


You can obtain more information about the Trust's investments and performance in its semiannual and annual reports to shareholders. Those reports discuss market conditions and investment strategies that significantly affected each Fund's performance during its last six months or fiscal year. You may also wish to read the Statement of Additional Information (SAI) for more information about the Trust. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.


You can obtain free copies of the Trust's semi-annual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                 800-447-4930

Public Information. You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.




INVESTMENT CO. ACT FILE NO. 811-10027

         State Farm Mutual Funds
         Three State Farm Plaza, N-1
         Bloomington, IL 61791-0001

         FORWARDING SERVICE REQUESTED

                                                      U.S. POSTAGE
                                                          PAID
                                                       STATE FARM
                                                   INSURANCE COMPANIES





                  State Farm Mutual Funds/TM/ are offered by:
                        State Farm VP Management Corp.
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-800-447-4930


             120-6902.1-CH

                         STATE FARM MUTUAL FUND TRUST

                      STATE FARM LIFEPATH(R) INCOME FUND
                       STATE FARM LIFEPATH(R) 2010 FUND
                       STATE FARM LIFEPATH(R) 2020 FUND
                       STATE FARM LIFEPATH(R) 2030 FUND
                       STATE FARM LIFEPATH(R) 2040 FUND

                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                (800) 447-4930

                               -----------------

                      STATEMENT OF ADDITIONAL INFORMATION
                   Class A, Class B and Institutional Shares

                                March 15, 2004


   This Statement of Additional Information ("SAI") is not a prospectus but provides information that you should read in conjunction with the State Farm Mutual Fund Trust prospectus for the funds and classes listed above (the "Prospectus") dated the same date as this SAI. You may obtain a copy of the Prospectus at no charge by writing or telephoning State Farm Mutual Fund Trust at the address or telephone number shown above.

                               TABLE OF CONTENTS


                                                                                         Page
                                                                                         ----
Information About the Funds.............................................................   1
   Description of the Funds and Their Investments and Risks.............................   2
   Investment Objectives and Policies...................................................   2
Investment Techniques and Risks.........................................................   2
   Investments in the Underlying Master Fund Active Stock Master Portfolio..............   3
       Bonds............................................................................   3
       Convertible Securities...........................................................   3
       Equity Securities................................................................   3
       Floating-and Variable-Rate Obligations...........................................   4
       Forward Commitments, When-Issued Purchases And Delayed-Delivery Transactions.....   4
       Futures Contracts and Options Transactions.......................................   4
       Illiquid Securities..............................................................   6
       Investment Companies and Exchange-Traded Funds...................................   6
       Loans of Portfolio Securities....................................................   7
       Repurchase Agreements............................................................   7
       Restricted Securities............................................................   8
       Reverse Repurchase Agreements....................................................   8
       Securities of Non-U.S. Issuers...................................................   8
       Short-term Instruments and Temporary Investments.................................   9
       U.S. Government Obligations......................................................  11
       Warrants.........................................................................  12
Investments in the Underlying Master Fund CoreAlpha Bond Fund...........................  12
   Asset-Backed and Commercial Mortgage-Backed Securities...............................  12
   Bonds................................................................................  12
   Convertible Securities...............................................................  12
   Credit-linked Securities.............................................................  13
   Equity Securities....................................................................  14
   Floating- and Variable-Rate Obligations..............................................  14
   Futures Contracts, Options Transactions, Swap Transactions...........................  14
   High Yield Securities................................................................  16
   Illiquid Securities..................................................................  17
   Investment Companies and Exchange-Traded Funds.......................................  17
   Letters of Credit....................................................................  18
   Loans of Portfolio Securities........................................................  18
   Mortgage Securities..................................................................  18
   Mortgage Pass-Through Securities.....................................................  19
   Municipal Securities.................................................................  20
   Repurchase Agreements................................................................  20
   Restricted Securities................................................................  21
   Reverse Repurchase Agreements........................................................  21
   Securities of Non-U.S. Issuers.......................................................  21
   Short-Term Instruments and Temporary Investments.....................................  22
   U.S. Government Obligations..........................................................  24
   Warrants.............................................................................  24
Investments in the Underling iShares MSCI Emerging Markets Index Fund...................  24
   Lending Portfolio Securities.........................................................  25
   Repurchase Agreements................................................................  26
   Currency Transactions................................................................  27
   Money Market Instruments.............................................................  27
   Futures Contracts and Options........................................................  28
   Futures Transactions.................................................................  28

   Restrictions on the Use of Futures Contracts and Options on Futures Contracts. 29
   Federal Tax Treatment of Futures Contracts.................................... 29
   Future Developments........................................................... 30
   Swap Agreements............................................................... 30
   Non-U.S. Equity Portfolios.................................................... 30
   Foreign Securities............................................................ 31
   Investment Companies, REITs................................................... 31
   Concentrations and Lack of Diversification of Certain Funds................... 31
   Country Specific Information.................................................. 32
   The Brazilian Equity Markets.................................................. 32
   The Malaysian Equity Markets.................................................. 33
   The Mexican Equity Markets.................................................... 33
   The South African Equity Markets.............................................. 34
   The South Korean Equity Markets............................................... 35
   The Taiwanese Equity Markets.................................................. 36
 Investments in the iShares Lehman U.S. Aggregate Bond Fund...................... 37
   Diversification............................................................... 37
   Bonds......................................................................... 38
   U.S. Government Obligations................................................... 38
   Mortgage Pass-Through Securities.............................................. 38
   Money Market Instruments...................................................... 39
   Investment Companies.......................................................... 39
   Loans of Portfolio Securities................................................. 40
   Repurchase Agreements......................................................... 40
   Investments in All Other Underlying iShares Funds............................. 41
   Lack of Diversification of Certain Underlying iShares Funds................... 41
   Loans of Portfolio Securities................................................. 42
   Repurchase Agreements......................................................... 43
   Reverse Repurchase Agreements................................................. 43
   Currency Transactions......................................................... 43
   Money Market Instruments...................................................... 44
   Foreign Securities............................................................ 44
   Investment Companies, REITs................................................... 44
   Illiquid Securities........................................................... 45
   Short-Term Instruments and Temporary Investments.............................. 45
   Futures and Options........................................................... 45
   Swap Agreements............................................................... 46
   General Considerations and Risks.............................................. 46
   Risks of Futures and Options Transactions..................................... 47
   Risks of Swap Agreements...................................................... 48
   Investments in the Underlying Money Market Fund............................... 48
   Asset-Backed Securities....................................................... 48
   Bank Obligations.............................................................. 48
   Commercial Paper and Short-Term Corporate Debt Instruments.................... 49
   Floating- and Variable-Rate Obligations....................................... 49
   Funding Agreements............................................................ 50
   Illiquid Securities........................................................... 51
   Investment Company Securities................................................. 51
   Letters of Credit............................................................. 51
   Loan Participation Agreement.................................................. 51
   Loans of Portfolio Securities................................................. 52
   Municipal Obligations......................................................... 52
   Participation Interests....................................................... 53
   Pass-Through Obligations...................................................... 53

   Privately Issued Securities.....................................................  53
   Repurchase Agreements...........................................................  53
   Unrated Investments.............................................................  54
   Foreign Obligations.............................................................  54
   U.S. Government Obligations.....................................................  54
Investment Policies and Restrictions...............................................  54
   Fundamental Restrictions........................................................  54
   Non-Fundamental Restrictions....................................................  55
   Operating Policies of the Master Portfolios.....................................  56
More About the Funds...............................................................  57
   Master/Feeder Structure.........................................................  57
   Risk Considerations.............................................................  58
Trustees and Officers..............................................................  59
Additional Information Regarding Independent Trustees of the Trust.................  63
Investment Advisory Agreements.....................................................  64
   Between the Trust and the Manager...............................................  64
   Between BGFA and the Master Portfolios..........................................  66
Securities Activities of BGFA......................................................  67
Portfolio Transactions and Brokerage...............................................  68
Determination of Net Asset Value...................................................  70
   Determination of NAV for the Underlying Master Fund Master Portfolios...........  71
   Determination of NAV of Underlying iShares MSCI Emerging Market Index Fund......  71
   Determination of NAV for the Underlying iShares Lehman U.S. Aggregate Bond Fund.  71
   Determination of NAV for all other Underlying iShares Funds.....................  72
   Valuation of the Underling Money Market Fund....................................  72
   Suspension or Postponement of NAV Computation...................................  73
Performance Information............................................................  73
Purchase And Redemption Of Fund Shares.............................................  77
Distribution Expenses..............................................................  78
Distribution Plans.................................................................  80
     Class A Shares................................................................  80
     Class B Shares................................................................  80
     General.......................................................................  81
Other Service Providers............................................................  82
     Custodians....................................................................  82
     Transfer Agent................................................................  82
     Independent Auditors..........................................................  83
Taxes..............................................................................  83
     General Tax Information.......................................................  82
     State and Local...............................................................  90
Code of Ethics.....................................................................  90
Proxy Voting Policies and Procedures...............................................  85
Shares.............................................................................  91
Voting Rights......................................................................  92
Financial Statements...............................................................  92
Appendix A: Description of Bond Ratings............................................ A-1

                          INFORMATION ABOUT THE FUNDS

   State Farm Mutual Fund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of fifteen separate funds, each of which has its own investment objective, investment policies, restrictions and risks. This SAI relates to five of the Trust's fifteen funds, specifically, State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, and State Farm LifePath 2040 Fund (each a "Fund," and collectively, the "Funds"). The Trust's other ten funds are offered pursuant to other offering documents. From time to time the Trust may establish new funds pursuant to other offering documents.

   The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled "Dividends, Distributions and Taxes," when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional Shares. This SAI relates to all three classes of shares of the Funds.

   Each Fund seeks to achieve its investment objectives by investing all of its assets in a separate portfolio (a "Master Portfolio") of Master Investment Portfolio (the "Master Fund") (as shown below) having the same investment objective as the related Fund. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds") (as shown below). Barclays Global Investors, N.A. ("BGI"), the parent company of Barclays Global Fund Advisors ("BGFA"), has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGI's request, will cease using the "LifePath" name.

         State Farm LifePath Fund        Corresponding Master Portfolio
         ------------------------        ------------------------------
      State Farm LifePath Income Fund LifePath Retirement Master Portfolio
      State Farm LifePath 2010 Fund   LifePath 2010 Master Portfolio
      State Farm LifePath 2020 Fund   LifePath 2020 Master Portfolio
      State Farm LifePath 2030 Fund   LifePath 2030 Master Portfolio
      State Farm LifePath 2040 Fund   LifePath 2040 Master Portfolio

                                Underlying Funds
                                ----------------
                   Master Fund Active Stock Master Portfolio
                  Master Fund CoreAlpha Bond Master Portfolio
                           iShares S&P 500 Index Fund
                       iShares S&P MidCap 400 Index Fund
                        iShares Russell 2000 Index Fund
                       iShares Russell MidCap Index Fund
                iShares Cohen & Steers Realty Majors Index Fund
                          iShares MSCI EAFE Index Fund
                    iShares MSCI Emerging Markets Index Fund
                    iShares Lehman U.S. Aggregate Bond Fund
           Barclays Global Investors Institutional Money Market Fund

   Master Fund is an open-end, management investment company. BGFA serves as the investment adviser to the Master Fund and also serves as investment adviser to each of the Underlying Funds, except for the Barclays Global Investors Institutional Money Market Fund, which invests all its assets in a corresponding Master Portfolio that is also managed by BGFA. Any Fund may withdraw its investment in a corresponding Master Portfolio at any time if the Board of Trustees of the Trust determines that such action is in the best interests of the respective Fund and its shareholders. Upon such withdrawal, the Board of Trustees would consider alternative investments, including investing all of a Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Trust's Prospectus and this SAI.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

   The Master Portfolios in which the Funds invest consist of five asset allocation funds, each of which is a diversified fund offered by the Master Fund. Organizations and other entities such as the Funds that hold shares of beneficial interest of a Master Portfolio may be referred to herein as "feeder funds." On September 11, 2003, Master Fund's Board of Trustees approved the conversion of the Master Portfolios to a fund-of-funds structure, whereby the Master Portfolios each invest their assets in the Underlying Funds rather than directly in a portfolio of securities.

   To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections of this SAI generally refer to the Funds only.

   Investment Objectives and Policies Each Fund has adopted a non-fundamental investment objective that is set forth in the Prospectus. Each Fund has adopted investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the outstanding voting securities of such Fund. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time. Should the investment objective of any Fund change, the Trust will provide investors with sixty days prior notice of the change. The investment objective and policies of a Fund determine the allocation of assets to the Underlying Funds, the degree of risk to which it is subject and, ultimately, its performance. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

   Each Fund through its investment in a corresponding Master Portfolio is "diversified" as that term is defined in the 1940 Act. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each of the Funds, whereas BGFA is the investment adviser to the Master Portfolios.

   Description of the Underlying Funds. Two of the Underlying Funds--the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio--are actively managed, diversified portfolios of the Master Fund. The Active Stock Master Portfolio seeks to provide long-term capital appreciation. As discussed in the Funds' Prospectuses, BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors.

   The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. As discussed in the Funds' Prospectuses, BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

   The remaining Underlying Funds--other than the Barclays Global Investors Institutional Money Market Fund (the "Underlying Money Market Fund")--are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds") offered by BGFA. Each Underlying iShares Fund seeks to achieve its objective by investing in securities of the relevant underlying index, and are thus commonly known as "index funds." As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value ("NAV") per share only in aggregations of a specified number of iShares (each a "Creation Unit"), generally in exchange for a basket of equity or fixed-income securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment.
The iShares for these Underlying iShares Funds are listed and traded on the American Stock Exchange ("AMEX" or "Listing Exchange"), and also may be listed on certain non-U.S. exchanges.

                        INVESTMENT TECHNIQUES AND RISKS

   In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.

   The Funds do not invest directly in portfolio securities. Such investments are made at the Underlying Fund level. As a result, set forth below are descriptions of certain investments and additional investment policies for the Underlying Funds, as disclosed in their respective SAI. Because certain investments and policies apply to more than one Underlying Fund, certain disclosure may be repeated in one or more of the sub-sections below.

Investments in the Underlying Master Fund Active Stock Master Portfolio.

   The disclosure that follows is found in the Part B of the Master Fund Active Stock Master Portfolio. As a result, any references to the "Master Portfolio" refers to the Master Fund Active Stock Master Portfolio and not to the Funds.

  Bonds.

   Certain of the debt instruments purchased by the Master Portfolio may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  Convertible Securities.

   The Master Portfolio may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Equity Securities.

   Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

  Floating- and Variable-Rate Obligations.

   The Master Portfolio may purchase floating- and variable-rate obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

   These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

   The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

  Futures Contracts, Options Transactions, and Swap Transactions.

   The Master Portfolio may enter into futures contracts and may purchase and write (i.e., sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

   Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

   Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the NAV of the Master Portfolio.

   The Master Portfolio intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Master Portfolio will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5, and, therefore, the Master Portfolio will not be subject to registration or regulation as a commodity pool operator under the CEA.

   Stock Index Futures and Options on Stock Index Future. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

   Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

   Index Swaps. The Master Portfolio may enter into index swaps. Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master

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Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The use of index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

   Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its Part A or Part B.

  Illiquid Securities.

   The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  Investment Companies and Exchange-Traded Funds.

   The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its adviser, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company and (iii) 10% of the Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolio has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of Master Fund, BGIF, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

   The Master Portfolio may purchase shares of ETFs. Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by

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BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

  Loans of Portfolio Securities.

   Pursuant to guidelines approved by Master Fund's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

   The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

   Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

  Repurchase Agreements.

   The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their

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remaining maturities. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. In connection with the sale of the underlying securities, the Master Portfolio may incur certain costs if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

  Restricted Securities.

   Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements.

   The Master Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio's assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

  Securities of Non-U.S. Issuers.

   The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or

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unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

   Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

   The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

   Foreign Equity Securities and Depositary Receipts. The Master Portfolio's assets may be invested in the securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

   ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Master Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  Short-Term Instruments and Temporary Investments.

   The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P;

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(v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

   Bank Obligations. The Master Portfolio may invest in bank obligations, including CDs, time deposits ("TDs"), bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

   Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

   Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

   Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

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   In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

   The Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. The Master Portfolio will not own more than one such CD per such issuer.

   Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

   The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

  U.S. Government Obligations.

   The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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  Warrants.

   A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Investments in the Underlying Master Fund CoreAlpha Bond Fund.

   The disclosure that follows is found in the Part B of the Underlying Master Fund CoreAlpha Bond Master Portfolio. As a result, any references to the "Master Portfolio" refer to the Master Fund CoreAlpha Bond Master Portfolio and not to the Funds.

  Asset-Backed and Commercial Mortgage-Backed Securities.

   The Master Portfolio may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

  Bonds.

   The Master Portfolio invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or a governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Master Portfolio may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  Convertible Securities.

   The Master Portfolio may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

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   In general, the market value of a convertible security is the higher of its
"investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Credit-Linked Securities.

   The Master Portfolio may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one of more credit default swaps on corporate credits and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, the Master Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and, subject to certain conditions, a return of principal at the maturity date.

   Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. The Master Portfolio bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Master Portfolio bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

   Credit-linked securities are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate credits and the credit default swap is physically-settled, the Master Portfolio may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Master Portfolio's principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, the Master Portfolio's principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Master Portfolio would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

   The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Master Portfolio are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

   An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Master Portfolio as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

   See "Futures Contracts, Options Transactions, and Swap Transactions" for additional risks associated with swap transactions.

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  Equity Securities.

   Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

  Floating- and Variable-Rate Obligations.

   The Master Portfolio may purchase floating- and variable-rate obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

   These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio.

  Futures Contracts, Options Transactions, and Swap Transactions.

   The Master Portfolio may enter into futures contracts and may purchase and write (i.e., sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

   Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no

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trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

   Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of the Master Portfolio.

   The Master Portfolio intends to use futures and options in accordance with Rule 4.5 of the CEA. The Master Portfolio will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5, and, therefore, the Master Portfolio will not be subject to registration or regulation as a commodity pool operator under the CEA.

   Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date--the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

   Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

   Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's portfolio securities which are the subject of the transaction.

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   Interest-Rate and Index Swaps. The Master Portfolio may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

   Credit Default Swaps. The Master Portfolio may also engage in credit default swaps to (a) protect against credit risks associated with investing in certain companies (each, as used in this risk discussion, a "reference entity") and (b) to sell protection to a counterparty against credit risks associated with a reference entity. In a credit default swap, the Master Portfolio would, if buying protection, enter into an agreement with a counterparty whereby, if the transaction is to be cash settled, the counterparty agrees to compensate the Master Portfolio for the loss in market value of its investment in the reference entity in the event the reference entity experiences a credit event, such as a material loan or bond default, restructuring or bankruptcy. Alternatively, if the transaction were to be physically settled, the counterparty would agree that if a specified credit event occurs, it would take delivery of the investment and pay to the Master Portfolio an amount equal to the face value of the investment. In exchange for this risk protection, the Master Portfolio would pay the counterparty a fixed premium over the specified life of the swap contract. In instances where the Master Portfolio sells protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction. The Master Portfolio would be required to compensate the counterparty for the loss in market value of its investment if the reference entity suffered a credit event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified credit event with respect to the reference entity, the Master Portfolio would be required to take physical delivery of the designated investment and would pay to the counterparty an amount equal to the face value of such investment. Credit default swaps involve significant risks, including the risk of loss associated with the failure of the counterparty to perform its obligations under the swap contract. In the event of counterparty default, the Master Portfolio would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default.

   Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its Part A or Part B.

  High Yield Securities.

   The Master Portfolio may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, the Master

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Portfolio may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of the Master Portfolio's portfolio. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Master Portfolio.

  Illiquid Securities.

   The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  Investment Companies and Exchange-Traded Funds.

   The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Master Portfolio's total assets with respect to any one investment company and (iii) 10% of a Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolios have obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of Master Fund, BGIF, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

   The Master Portfolio may purchase shares of ETFs. Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by a Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price

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of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

  Letters of Credit.

   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

  Loans of Portfolio Securities.

   Pursuant to guidelines approved by Master Fund's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, each Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

   The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

   BGI acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

  Mortgage Securities.

   Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of

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mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

   The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

  Mortgage Pass-Through Securities.

   The Master Portfolio may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

   An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Master Portfolio may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Master Portfolio may use TBA transactions in several ways. For example, the Master Portfolio may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a

"TBA roll." In a "TBA roll" the Master Portfolio generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Master Portfolio may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Master Portfolio to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Master Portfolio will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause the Master Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

  Municipal Securities.

   Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Master Portfolio may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

   In addition, the Master Portfolio may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

  Repurchase Agreements.

   The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

  Restricted Securities.

   Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements.

   The Master Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio's assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

  Securities of Non-U.S. Issuers.

   The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

   Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

   The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

   Foreign Equity Securities and Depositary Receipts. The Master Portfolio's assets may be invested in the securities of foreign issuers and ADRs and EDRs of such issuers.

   ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Master Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  Short-Term Instruments and Temporary Investments.

   The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers' acceptances, fixed TDs and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

   Bank Obligations. The Master Portfolio may invest in bank obligations, including CDs, TDs, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

   Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

   Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

   Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

   In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

   The Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. The Master Portfolio will not own more than one such CD per such issuer.

   Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

   The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

  U.S. Government Obligations.

   The Master Portfolio may invest a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Warrants.

   A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Investments in the Underlying iShares MSCI Emerging Markets Index Fund.

   The disclosure that follows is found in the SAI for the Underlying iShares MSCI Emerging Markets Index Fund. As a result, any references to the "Fund" refers to the Underlying iShares MSCI Emerging Markets Index Fund.

  Exchange Listing and Trading.

   The iShares of the Fund are listed for trading on the AMEX. The Fund also trades on certain other national securities exchanges and foreign exchanges. The AMEX has approved modifications to its Rules to permit the listing of iShares of the Index Series that have commenced operations. iShares, which are non-redeemable, trade on the AMEX at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of the Fund will continue to be met.

The AMEX may remove the iShares of the Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which the Fund is based is no longer calculated or available or
(3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of iShares, Inc. (the "iShares Company"). iShares of the Fund may be traded on U.S. national securities exchanges other than the AMEX from time to time.

   As in the case of other stocks traded on the AMEX, the brokers' commission on transactions generally will be based on negotiated commission rates at customary levels for retail customers and rates which range between $0.015 to $0.12 per share for institutions and high net worth individuals.

   In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for the Fund as calculated by Bloomberg, L.P ("Bloomberg"). The iShares Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per Fund basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

   The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of iShares, it does not necessarily reflect the precise composition of the current portfolio of securities held by The iShares Company for the Fund at a particular point in time, because the current portfolio of a Fund may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per Fund basis disseminated during AMEX trading hours should not be viewed as a real time update of the NAV per share of the iShares Company, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the iShares Company for a particular Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of the Fund's portfolio. In addition, the foreign exchange rate used by the iShares Company in computing net asset value of the Fund may differ materially from that used by Bloomberg.

   The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the Fund. In addition to the equity component described in the preceding paragraph, the IOPV for the Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

  Lending Portfolio Securities.

   The iShares Company may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash government securities or other assets that are pledged as collateral to the iShares Company in connection with these loans generate income, securities lending enables the Fund to earn additional income that may partially offset the expenses of such Fund, and thereby reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed
33 1/3% of the Fund's total assets. The documentation for these loans generally provides that the Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, and such collateral will be periodically marked to market in accordance with procedures approved by the Board, as marked to market each day, the collateral may consist of cash government securities or other assets permitted by applicable regulations and interpretations.

   The Fund pays reasonable administrative and custodial fees in connection with the loan of securities. BGI has been granted an exemptive order (the "Order") that permits BGI to serve as the iShares Company's securities lending agent. The Board of Directors of the iShares Company has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As such, BGI will share with the respective Funds any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant fund.

   The iShares Company will comply with the conditions for lending established by the SEC staff. The SEC staff currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the iShares Company, acting under the supervision of its Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the iShares Company). In addition, the Fund bears the risk of loss of any cash collateral that it invests in short-term investments.

   Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed TDs and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or, if unrated, of comparable quality as determined by BGFA; and
(iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

  Repurchase Agreements.

   The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the iShares Company's custodian bank until repurchased. In addition, the iShares Company's Board of Directors monitors the iShares Company's repurchase agreement transactions. The Advisor has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. The Fund will use its cash to enter into repurchase agreements only with registered securities dealers and Federal Reserve Member banks with minimum assets of at least $50 million that have met additional quantitative and qualitative standards set by BGI's Group Credit and Market Risk Group.

   The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the iShares Company may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the iShares Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

  Currency Transactions.

   The investment policy of the Fund is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

   A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

   Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the advisor utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the corresponding MSCI Index and may lower the Fund's return. The Fund could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

  Money Market Instruments.

   The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed TDs and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   BGFA received an exemptive order from the SEC which permits the funds it manages, including the funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

  Futures Contracts and Options.

   The Fund may utilize futures contracts and options to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Fund. In such circumstances the Fund may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Advisor believes to be representative of the relevant benchmark index.

   Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The iShares Company expects to earn interest income on its margin deposits.

   The Fund may use futures contracts and options thereon, together with positions in cash and short-term investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many Funds. In addition, the iShares Company is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the advisor may seek to utilize other instruments that it believes to be correlated to the underlying index.

   Since there are very few futures traded on the MSCI Indices, the Fund may need to utilize other futures contracts or combinations thereof to simulate the performance of its benchmark MSCI Index. This process may magnify the "tracking error" of the Fund's performance compared to that of its benchmark MSCI Index, due to the lower correlation of the selected futures with its benchmark MSCI Index. The investment advisor will attempt to reduce this tracking error by using futures contracts whose behavior is expected to represent the market performance of the Fund's underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of its benchmark MSCI Index.

  Futures Transactions.

   Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.

   The Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

   The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, the Fund would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by the Fund involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the iShares Company of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

  Restrictions on the Use of Futures Contracts and Options on Futures Contracts.

   The Fund will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the iShares Company's custodian bank. The Fund will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

  Federal Tax Treatment of Futures Contracts.

   The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be

60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

   The Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

  Future Developments.

   The Fund may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

  Swap Agreements.

   The Fund may utilize swap agreements to the extent described in its prospectus. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the iShares Company's custodian bank.

  Non-U.S. Equity Portfolios.

   An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

  Foreign Securities.

   The Fund may purchase publicly traded common stocks of foreign corporations. The Fund's investment in common stock of foreign corporations may also be in the form of foreign securities such as ADRs and Global Depositary Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  Investment Companies, REITs.

   The Fund may invest in the securities of other investment companies (including shares of money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Free Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Free Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets invested in shares of other iShares Funds. Notwithstanding the foregoing, each Fund (other than the iShares MSCI Emerging Markets Index Fund) currently intends to limit its investment in other investment companies and pooled investment vehicles to not more than 5% of its assets.

  Concentrations and Lack of Diversification of Certain Funds.

   The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Information about large holdings in single issuers is included in the description of the Fund. In addition, the Fund concentrates its investments in particular industries as noted in the country descriptions listed below. The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of certain funds and makes it less likely that such funds will meet their investment objectives.

   The stocks of one or more particular issuers, or of issuers in particular industries, may dominate the benchmark index of the Fund and, consequently, the investment portfolio of the Fund. This may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

  Investments in Subject Equity Markets.

   Brief descriptions of certain equity markets in which the Fund are invested are provided below.

  Country Specific Information

   The iShares MSCI Emerging Markets Index Fund invests in equity securities from the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Currently Korea, South Africa, Taiwan, Mexico and Brazil are the largest countries, in terms of capitalization weight in the Index. The equity markets for Brazil, Malaysia, Mexico, South Africa, South Korea and Taiwan are described below.

  The Brazilian Equity Markets

   General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called BOVESPA (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (BM&F), in Sao Paulo, is Brazil's futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

   Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.




   Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$182 billion as of September 30, 2003.


   Chief Industries. Brazil's chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

   Chief Imports. Brazil's chief imports consist of machinery and equipment, chemical products, oil, electricity, autos, and auto parts.

   Chief Exports. Brazil's chief exports consist of manufactures, iron ore, soybeans, footwear, coffee, and autos.


   Gross Domestic Product. Brazil's GDP annual percent change was -1.4% for the year ended September 30, 2003.



   Consumer Price Inflation. Brazil's CPI annual percent change was 12.3% for the year ended September 30, 2003.



   Unemployment Rate. Brazil's unemployment rate was 12.9% for the year ended September 30, 2003.

  The Malaysian Equity Markets

   General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of June 30, 1999, 458 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 287 companies listed on the Second Board as of June 30, 1999. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

   Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for Malaysia Index Fund iShares.

   Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


   Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$151 billion as of September 30, 2003.


   Chief Industries. Peninsular Malaysia's main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah's main industries are logging, and petroleum production. Sarawak's main industries are agriculture processing, petroleum production and refining, and logging.

   Chief Imports. Malaysia's chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

   Chief Exports. Malaysia's chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.


   Gross Domestic Product. Malaysia's GDP annual percent change was 5.1% for the year ended September 30, 2003.



   Consumer Price Inflation. Malaysia's CPI annual percent change was 1.3% for the year ended September 30, 2003.



   Unemployment Rate. Malaysia's unemployment rate was 4.0% for the year ended September 30, 2003.


  The Mexican Equity Markets

   General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

   Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice and such disclosure may be less timely and less frequent than that required of U.S. corporations.


   Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$109 billion as of September 30, 2003.


   Chief Industries. Mexico's chief industries are among world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

   Chief Imports. Mexico's chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

   Chief Exports. Mexico's chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.


   Gross Domestic Product. Mexico's GDP annual percent change was 0.4% for the year ended September 30, 2003.



   Consumer Price Inflation. Mexico's CPI annual percent change was 4.0% for the year ended September 30, 2003.



   Unemployment Rate. Mexico's unemployment rate was 3.6% for the year ended September 30, 2003.


  The South African Equity Markets

   General Background. The Johannesburg Stock Exchange (JSE), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

   Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


   Size of Equity Markets. As of September 30, 2003, the total market capitalization of the South African equity markets was approximately US$216 billion.


   Chief Industries. South Africa's chief industries consist of mining (it is the world's largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

   Chief Imports. South Africa's chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

   Chief Exports. South Africa's chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.


   Gross Domestic Product. South Africa's GDP annual percent change was 1.8% for the year ended September 30, 2003.



   Consumer Price Inflation. South Africa's CPI annual percent change was 3.7% for the year ended September 30, 2003.



   Unemployment Rate. South Africa's unemployment rate was 31.2% for the year ended September 30, 2003.


  The South Korean Equity Markets

   General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

   The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

   In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

   As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

   The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

   In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

   Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


   Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$ 256 billion as of September 30, 2003.


   Chief Industries. South Korea's chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, entrepot trade, and biotechnology.

   Chief Imports. South Korea's chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

   Chief Exports. South Korea's chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.


   Gross Domestic Product. South Korea's GDP annual percent change was 1.9% for the year ended September 30, 2003.



   Consumer Price Inflation. South Korea's CPI annual percent change was 3.7% for the year ended September 30, 2003.



   Unemployment Rate. South Korea's unemployment rate was 3.7% for the year ended September 30, 2003.


  The Taiwanese Equity Markets

   General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission (SEC) was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (TSE) was founded a year later and officially commenced operation in February 1962.

   In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2000 there were 531. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

   Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


   Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$ 340 billion as of September 30, 2003.


   Chief Industries. Taiwan's chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

   Chief Imports. Taiwan's chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

   Chief Exports. Taiwan's chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.


   Gross Domestic Product. Taiwan's GDP annual percent change was 4.2% for the year ended September 30, 2003.



   Consumer Price Inflation. Taiwan's CPI annual percent change was -0.1 for the year ended September 30, 2003.



   Unemployment Rate. Taiwan's unemployment rate was 5.5% for the year ended September 30, 2003.


Investments in the iShares Lehman U.S. Aggregate Bond Fund.

   The disclosure that follows is found in the SAI for the Underlying iShares Lehman U.S. Aggregate Bond Fund. As a result, any references to the "Fund" refer to the Underlying iShares Lehman U.S. Aggregate Bond Fund and not to the Funds.

   The Fund seeks to achieve its objective by investing in both fixed income securities that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

   The Fund will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

   The Fund will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA, the Adviser, believes will help the Fund track its Underlying Index, as well as in cash and high quality, liquid short-term instruments, including shares of money market funds affiliated with BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

   A substantial portion of the bonds represented in the Underlying Index are U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the GNMA and the FNMA that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest in high quality, liquid short-term instruments.

  Diversification.

   The Fund is a "diversified fund." A diversified fund is one that, with respect to 75% of its total assets, does not invest more than 5% of its assets in securities of anyone issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of a diversified Fund's assets may be invested in any manner.

  Bonds.

   The Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

   An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  U.S. Government Obligations.

   The Fund invests a substantial portion of its assets in U.S. government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Mortgage Pass-Through Securities.

   A significant portion of the Lehman Index (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage contracts. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

   An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat complicated. For these and other reasons, the Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, BGFA will enter into TBA transactions only with established counterparties (such as major broker-dealers) and will monitor the creditworthiness of such counterparties. The Fund intends to invest cash pending settlement of any TBA transactions in money market funds, repurchase agreements or other high-quality, liquid short-term instruments.

  Money Market Instruments.

   The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable, fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-I" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

  Investment Companies.

   The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to anyone investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

  Loans of Portfolio Securities.

   The Fund may lend its investment securities to approved borrowers. The iShares Trust and BGI have been granted an exemptive order (the "Order") that permits BGI to serve as the iShares Trust's securities lending agent. The Board of Trustees of the Trust (the "Board" or the "Trustees") has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As securities lending agent, BGI shares with the relevant Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 33 1/3% of a Fund's total assets. Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board. These borrowers may include affiliates of the iShares Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a "mark-to-market" basis); (ii) the loan be made subject to termination by the Fund at any time; and (iii) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder in connection with a securities loan.

   Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the
Fund). The money-market instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-I" by Moody's or "A-1" or "A-1" by S&P or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under Investment Strategies and Risks.

  Repurchase Agreements.

   The Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should the Fund enter into a repurchase agreement, the Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

   Investments in all other Underlying iShares Funds.

   The disclosure that follows is found in the SAI for the remaining Underlying iShares Funds. As a result, any reference to the "Fund" or "Funds" refers to the Underlying iShares Fund(s) and not to the Funds.

   Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant underlying index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

   Some Funds will engage in replication, which means they hold substantially all of the securities of the underlying index in approximately the same proportions as reflected in the underlying index. Other Funds will engage in representative sampling, which is investing in a representative sample of securities in the underlying index, selected by BGFA to have a similar investment profile as the underlying index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant underlying index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

   At least 90% of each Fund's assets will be invested in securities in its underlying index. A Fund may also invest up to 10% of its assets in futures, options and swap contracts (in each case related to the underlying index and its component securities), cash and cash equivalents, as well as in securities not included in its underlying index if BGFA determines this to be appropriate in light of the Fund's investment objective and relevant investment constraints. The following examples illustrate the circumstances in which a Fund would hold securities not included in its underlying index. First, in order to reflect various corporate actions (such as mergers) and other changes in the Fund's underlying index (reconstitutions), a Fund may hold securities that are announced as additions to the Underlying Index prior to their actual date of inclusion in such index. Second, a Fund may hold securities that have been recently deleted from its underlying index due to various corporate actions and reconstitutions. Third, a Fund may invest in securities outside the underlying index when necessary to meet the diversification requirements of a regulated investment company under the Internal Revenue Code of 1986. In such cases, the securities outside the underlying index will be securities in the relevant market, market segment, market sector or group of industries tracked by such Index.

   Representative sampling is used for those Funds where BGFA believes that replication is not the most effective means to track the Underlying Index. The number of securities, liquidity of underlying securities, restrictions on the ownership of securities, high transaction expenses and other trading costs, and tax and other regulatory restrictions are among the factors that BGFA considers. Although representative sampling has been an effective means of approximating index performance in the past, it will not usually enable a Fund to track the underlying index's performance with the accuracy achieved by replication. Each Fund will be reviewed regularly and adjusted, when necessary, to correlate with the relevant underlying index.

  Lack of Diversification of Certain Underlying iShares Funds.

   The iShares Cohen & Steers Realty Majors Index Fund and the iShares MSCI EAFE Index Fund are considered non-diversified Funds, as that term is defined under the 1940 Act. All other Underlying iShares Funds are considered diversified Funds. With respect to 75% of a Fund's total assets, a diversified Fund does not invest more than 5% of its total assets in securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25 percent of the Fund's total assets may be invested in any manner.

   A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the underlying index of such a Fund and, consequently, the Fund's investment portfolio.

This may adversely affect its performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

   In addition both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the underlying index of such a Fund and consequently the Fund's investment portfolio. This may adversely affect its performance or subject its iShares to greater price volatility than that experienced by less concentrated investment companies.

   Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

  Loans of Portfolio Securities.

   Each Fund may lend its investment securities to approved borrowers. iShares Trust and BGI have been granted an exemptive order (the "Order") that permits BGI to serve as the Trust's securities lending agent. The Board of Trustees of iShares Trust (the "iShares Board" or the "iShares Trustees") has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As securities lending agent, BGI shares with the relevant Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 33 1/3% of a Fund's total assets.

   Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board of Trustees. These borrowers may include affiliates of iShares Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a "mark-to-market" basis);
(ii) the loan be made subject to termination by a Fund at any time; and (iii) a Fund receives reasonable interest on the loan. Securities lending procedures approved by the iShares Board will meet or exceed the requirements stated above and promulgated under the 1940 Act. From time to time, each Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

   Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed TDs and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under "Investment Strategies and Risks."

  Repurchase Agreements.

   Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

  Reverse Repurchase Agreements.


   Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

  Currency Transactions.

   No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

   A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

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   Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

  Money Market Instruments.

   Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed TDs and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the iShares Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

  Foreign Securities.

   Each Fund may purchase publicly traded common stocks of foreign corporations represented in the underlying indices. Each Fund's investment in common stock of foreign corporations represented in the underlying indices may also be in the form of ADRs and GDRs. ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  Investment Companies, REITs.

   Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund.

  Illiquid Securities.

   Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

  Short-Term Instruments and Temporary Investments.

   Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include:
(i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises);
(ii) negotiable CDs, bankers' acceptances, fixed TDs and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

  Futures and Options.

   Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes.

   A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

   Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

   Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

   Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In view of the above considerations, each Fund will comply with the following restriction when purchasing or selling futures. Aggregate initial margin and premiums that are required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of each Fund's total market value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In addition, each Fund will not purchase options to the extent that more than 5% of the value of such Fund's total assets would be invested in premiums on open put option positions.

   Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin", is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

  Swap Agreements.

   Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the iShares Trust's custodian bank.

   The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

   Future Developments. The Board of the iShares Trust may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this Statement of Additional Information and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

  General Considerations and Risks.

   A discussion of the risks associated with an investment in a Fund is contained in the applicable Prospectus. The discussion below supplements, and should be read in conjunction with, the relevant sections of the applicable Prospectus.

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

   An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

   An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

   Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

   Although most of the securities in the Underlying Indices are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's iShares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

  Risks of Futures and Options Transactions.

   There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

   The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

   Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying

Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

   Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

   Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

  Risks of Swap Agreements.

   The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

   Investments in the Underlying Money Market Fund.

   The disclosure that follows is found in the SAI for the Underlying Money Market Fund. As a result, any references to the "Fund" refer to the Underlying Money Market Fund and not to the Funds.

  Asset-Backed Securities.

   The Fund may purchase asset-backed securities (including asset-backed commercial paper), which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made regularly, thus in effect "passing through" payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

  Bank Obligations.

   The Fund may invest in bank obligations that include, but are not limited to, negotiable CDs, bankers' acceptances and fixed TDs. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks, U.S. branches of foreign banks or foreign branches of foreign banks that are denominated in and pay interest in U.S. dollars. Fixed TDs are obligations of banks that are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed TDs may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed TDs do not have an established market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Master Portfolio not to invest more than 10% of the value of its net assets in repurchase agreements with more than seven days to maturity, or in illiquid securities such as fixed TDs subject to withdrawal penalties, other than overnight deposits.

   Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

  Commercial Paper and Short-Term Corporate Debt Instruments.

   The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in high quality non-convertible corporate debt securities (e.g., bonds and debentures). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, the Trust's Board of Trustees determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the best interest of the Master Portfolio's interestholders.

  Floating- and Variable-Rate Obligations.

   The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

   The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

   The following types of derivative securities ARE NOT permitted investments for the Fund:

  . capped floaters (on which interest is not paid when market rates move above a certain level);

  . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  .  inverse floaters (which reset in the opposite direction of their index).

   Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters.


  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

   The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

   Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery.
Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.


  Funding Agreements.

   The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

   The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund's daily share price.


  Illiquid Securities.

   The Fund may invest in securities not registered under the Securities Act of 1933, as amended ("1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.


  Investment Company Securities.

   The Fund may invest in securities issued by other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.


  Letters of Credit.

   Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations that the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.


  Loan Participation Agreements.

   The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

   Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

   The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.


  Loans of Portfolio Securities.

   Pursuant to guidelines approved by the Trust's Board of Trustees, the Fund may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

   The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

   BGI, acts as Securities Lending Agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Fund does not currently intend to lend its portfolio securities.


  Municipal Obligations.

   The Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund will invest in high-quality (as defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term municipal commercial paper, with remaining maturities not exceeding 13 months.


  Participation Interests.

   The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.


  Pass-Through Obligations.

   Certain of the debt obligations in which the Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.


  Privately Issued Securities.

   It is possible that unregistered securities, purchased by the Fund in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


  Repurchase Agreements.

   The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

   The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


  Unrated Investments.

   The Fund may purchase instruments that are not rated if, in the opinion of BGFA, as investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund's shareholder's best interest. To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.


  Foreign Obligations.

   Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  U.S. Government Obligations.

   The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                     INVESTMENT POLICIES AND RESTRICTIONS

Fundamental Restrictions

   The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

    1. Diversification. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

    2. Industry Concentration. A Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    3. Interests in Real Estate. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

    4. Underwriting. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

    5. Borrowing. No Fund will borrow money, except that, for temporary purposes: (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

    6. Lending. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

    7. Commodities. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

    8. Senior Securities. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

    9. Investments in Other Investment Companies. Each of the Funds may, notwithstanding any other fundamental policy or restrictions invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Fund.

   For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Item 2 do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Non-Fundamental Restrictions

   The Funds also has adopted the following additional investment restrictions. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

    1. Financial Futures Contracts. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

    2. Margin Purchases. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

    3. Pledging Assets. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

    4. Illiquid Securities and Repurchase Agreements. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

       (i)repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

      (ii)securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

    5. Investments in Other Investment Companies. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to a Fund seeking to achieve its investment objective by investing substantially all of its assets in a Master Portfolio.

Operating Policies of the Master Portfolios

   The Master Portfolios in which the Funds invest are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

   The Master Portfolios may not:

      (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities;

      (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

      (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

      (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

      (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

   Non-Fundamental Investment Restrictions. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of Master Fund, at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies.

      (1) The Master Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

      (2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

      (3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

      (4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indexes.

                             MORE ABOUT THE FUNDS

Master/Feeder Structure

   Each Fund seeks to achieve its investment objective by investing all of its assets into a corresponding Master Portfolio of the Master Fund, which in turn invests in a combination of Underlying Funds. In other words, the Funds are "Feeder Funds" into the Master Portfolios, and the Master Portfolios in turn are "Fund of Funds." The Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Funds nor their respective shareholders will be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

   A Fund may withdraw its investment in the Master Portfolios only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or allowing the Manager or another investment adviser to directly manage the Fund's assets in accordance with the investment policies described above with respect to a Fund.

   The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

   Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and seek a new investment company with a matching objective in which to invest or direct the Manager to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

Risk Considerations

   General. Since the investment characteristics and, therefore, investment risks directly associated with each Fund correspond to those of the Master Portfolio in which each Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio and of the Underlying Funds into which each Master Portfolio invests. The net asset value per share of each Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

   Because the Funds may shift investment allocations significantly from time to time, their performance may differ from funds that invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Fund turnover may also result in adverse tax consequences to a Fund's shareholders.

   Each Fund also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates.

   BGFA employs asset allocation and modeling strategies for other investment companies and accounts it advises or sub-advises. If these strategies indicate particular securities should be purchased or sold, at the same time, by an Underlying Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by an Underlying Fund or the price paid or received by such Fund.

                             Trustees and Officers

   The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.


   Committees. There are two standing committees of the Board of Trustees--the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord, and James
A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's Declaration of Trust. During calendar year 2003, the Executive Committee did not meet.


   The Committee of Independent Trustees includes as its members each Trustee of the Trust who is not an "interested person" of the Trust (as such term is defined in the 1940 Act) (an "Independent Trustee"). The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust's accounting and financial reporting practices, reviewing the results of the annual audits of the Trust's financial statements and interacting with the Trust's independent auditors on behalf of the full Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. The Committee of Independent Trustees will not consider nominees recommended by shareholders. During calendar year 2003, the Committee of Independent Trustees held four meetings.

   The Trustees and officers of the Trust, their ages at December 31, 2003, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust's principal underwriter, are listed below. The information is provided first for the Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

  Information about Independent Trustees of State Farm Mutual Fund Trust

                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                          in Fund       Other
                             Position        Length of                                                    Complex   Directorships
                             Held with    Time Served and              Principal Occupation(s)            Overseen     Held by
Name, Address, and Age         Fund       Term of Office               During the Past 5 Years           by Trustee    Trustee
----------------------       --------- --------------------- ------------------------------------------- ---------- -------------
Thomas M. Mengler,            Trustee  Began service in      DEAN and PROFESSOR OF LAW--                     25         None
100 LaSalle Avenue                     2000 and serves until University of St. Thomas School of Law
Minneapolis, Minnesota 55403           successor is elected  (since 6/2002); DEAN--University of
Age 50                                 or appointed          Illinois College of Law (8/1993 to 6/2002);
                                                             TRUSTEE--State Farm Variable Product
                                                             Trust, State Farm Associates' Funds Trust.

James A. Shirk,               Trustee  Began service in      DIRECTOR and PRESIDENT--Beer                    25         None
103 North Robinson                     2000 and serves until Nuts, Inc. (manufacturer of snack foods);
Bloomington, Illinois 61701            successor is elected  TRUSTEE--State Farm Variable Product
Age 59                                 or appointed          Trust, State Farm Associates' Funds Trust.

                                                                                                  Number of
                                                                                                  Portfolios
                                          Length of                                                in Fund       Other
                            Position     Time Served                                               Complex   Directorships
                            Held with    and Term of             Principal Occupation(s)           Overseen     Held by
Name, Address, and Age        Fund         Office                During the Past 5 Years          by Trustee    Trustee
----------------------      --------- ------------------ ---------------------------------------  ---------- -------------
Victor J. Boschini,          Trustee  Began service in   CHANCELLOR (since 2003)--Texas               25         None
Office of the Chancellor              2000 and serves    Christian University; PRESIDENT
Texas Christian University            until successor is (1999-2003) and VICE PRESIDENT
Box #297080                           elected or         (1997-1999)--Illinois State University;
Fort Worth, Texas 76129               appointed          TRUSTEE--State Farm Variable Product
Age 47                                                   Trust, State Farm Associates' Funds
                                                         Trust.

David L. Vance,              Trustee  Began service in   PRESIDENT (since 2000)--Caterpillar          25         None
100 N.E. Adams St.                    2000 and serves    University; CHIEF ECONOMIST and MANAGER
Peoria, Illinois 61629                until successor is of the Business Intelligence Group
Age 51                                elected or         (since 1994)--Caterpillar, Inc.;
                                      appointed          TRUSTEE--State Farm Variable Product
                                                         Trust, State Farm Associates' Funds
                                                         Trust.

Donald A. Altorfer,          Trustee  Began service in   CHAIRMAN--Altorfer, Inc. (dealer in          25         None
4200 Rodger Street                    2000 and serves    heavy machinery and equipment);
Springfield, Illinois 62703           until successor is TRUSTEE--State Farm Variable. Product
Age 60                                elected or         Trust, State Farm Associates' Funds
                                      appointed          Trust.


  Information about Officers and Interested Trustees of State Farm Mutual Fund Trust


                                                                                                 Number of
                                                                                                 Portfolios
                                               Length of                                          in Fund
                               Position       Time Served                                         Complex         Other
                               Held with      and Term of         Principal Occupation(s)         Overseen    Directorships
Name, Address, and Age           Fund           Office            During the Past 5 Years        by Trustee  Held by Trustee
----------------------      --------------- ---------------- ----------------------------------  ---------- ------------------
Edward B. Rust, Jr.*,       Trustee and     Began service in CHAIRMAN OF THE BOARD,                  25     DIRECTOR--
One State Farm Plaza        President       2000 and serves  CHIEF EXECUTIVE OFFICER, and                   McGraw-Hill
Bloomington, Illinois 61710                 until successor  DIRECTOR--State Farm Mutual                    Corporation;
Age 53                                      is elected       Automobile Insurance Company;                  DIRECTOR--
                                            or appointed     PRESIDENT and DIRECTOR--State Farm             Caterpillar, Inc.;
                                                             VP Management Corp., State Farm                DIRECTOR--
                                                             Investment Management Corp.;                   Helmerich &
                                                             PRESIDENT and TRUSTEE--State Farm              Payne, Inc.
                                                             Variable Product Trust, State Farm
                                                             Associates' Funds Trust.

Michael L. Tipsord*,        Trustee, Senior Began service in SENIOR VICE PRESIDENT and               25            None
One State Farm Plaza        Vice President  2002 and serves  TREASURER (since 12/2002),
Bloomington, Illinois 61710 and Treasurer   until successor  VICE PRESIDENT and TREASURER
Age 44                                      is elected or    (7/2001-12/2002), and VICE
                                            appointed        PRESIDENT and ASSISTANT TREASURER
                                                             (1/1999 to 7/2001) --State Farm
                                                             Mutual Automobile Insurance
                                                             Company; DIRECTOR, SENIOR VICE
                                                             PRESIDENT and TREASURER (since
                                                             12/2002),
                                                             VICE PRESIDENT and ASSISTANT
                                                             SECRETARY-TREASURER
                                                             (6/2001-12/2002) and ASSISTANT
                                                             SECRETARY-TREASURER
                                                             (before 6/2001)--State Farm
                                                             Investment Management Corp.,
                                                             State Farm
                                                             VP Management Corp.; TRUSTEE,
                                                             SENIOR VICE PRESIDENT and
                                                             TREASURER (since 12/2002),
                                                             VICE PRESIDENT and ASSISTANT

                                                                                           Number of
                                                                                           Portfolios
                                              Length of                                     in Fund       Other
                              Position       Time Served                                    Complex   Directorships
                              Held with      and Term of       Principal Occupation(s)      Overseen     Held by
Name, Address, and Age          Fund           Office          During the Past 5 Years     by Trustee    Trustee
----------------------      -------------- ---------------- -----------------------------  ---------- -------------
                                                            SECRETARY-TREASURER
                                                            (6/2001-12/2002) and
                                                            ASSISTANT SECRETARY-TREASURER
                                                            (before 6/2001)--State Farm
                                                            Variable Product Trust, State
                                                            Farm Associates' Funds Trust.

Jack W. North,              Senior Vice    Began service in EXECUTIVE VICE                    N/A          N/A
One State Farm Plaza        President      2001 and Serves  PRESIDENT--FINANCIAL SERVICES
Bloomington, Illinois 61710                until removed    (since 2001) and SENIOR VICE
Age 56                                                      PRESIDENT (1998-2001)--State
                                                            Farm Mutual Automobile
                                                            Insurance Company; SENIOR
                                                            VICE PRESIDENT and DIRECTOR
                                                            (since 2001)--State Farm
                                                            Investment removed Management
                                                            Corp., State Farm VP
                                                            Management Corp.; SENIOR VICE
                                                            PRESIDENT (since 2001)
                                                            --State Farm Variable Product
                                                            Trust, State Farm Associates'
                                                            Funds Trust.

Paul N. Eckley,             Senior Vice    Began service in SENIOR VICE                       N/A          N/A
One State Farm Plaza        President      2000 and Serves  PRESIDENT--INVESTMENTS--State
Bloomington, Illinois 61710                until removed    Farm Mutual Automobile
Age 49                                                      Insurance Company; SENIOR
                                                            VICE PRESIDENT--State Farm
                                                            Investment Management Corp.,
                                                            State Farm Variable Product
                                                            Trust, State Farm Associates'
                                                            Funds Trust.

Susan D. Waring,            Vice President Began service in SENIOR VICE PRESIDENT and         N/A          N/A
One State Farm Plaza                       2000 and serves  CHIEF ADMINISTRATIVE OFFICE
Bloomington, Illinois 61710                until removed    (since 2001)--State Farm Life
Age 54                                                      Insurance Company; VICE
                                                            PRESIDENT (1997-2001)--State
                                                            Farm Mutual Automobile
                                                            Insurance Company; SENIOR
                                                            VICE PRESIDENT and DIRECTOR
                                                            (since 2001)--State Farm VP
                                                            Management Corp.; VICE
                                                            PRESIDENT--State Farm
                                                            Investment Management Corp.,
                                                            State Farm Variable Product
                                                            Trust, State Farm Associates'
                                                            Funds Trust.

Donald E. Heltner,          Vice President Began service in VICE PRESIDENT--FIXED             N/A          N/A
One State Farm Plaza                       2000 and serves  INCOME--State Farm Mutual
Bloomington, Illinois 61710                until removed    Automobile Insurance Company;
Age 56                                                      VICE PRESIDENT--State Farm
                                                            Investment Management Corp.,
                                                            State Farm Variable Product
                                                            Trust, State Farm Associates'
                                                            Funds Trust.

John S. Concklin,           Vice President Began service in VICE PRESIDENT--COMMON            N/A          N/A
One State Farm Plaza                       2000 and serves  STOCKS--State Farm Mutual
Bloomington, Illinois 61710                until removed    Automobile Insurance Company;
Age 57                                                      VICE PRESIDENT--State Farm
                                                            Investment Management Corp.,
                                                            State Farm Variable Product
                                                            Trust, State Farm Associates'
                                                            Funds Trust.

Phillip Hawkins,            Vice President Began service in VICE PRESIDENT--Securities        N/A          N/A
Three State Farm Plaza                     2003 and serves  Products Department (since
Bloomington, Illinois 61710                until removed    8/2003) , EXECUTIVE ASSISTANT
Age 43                                                      (11/2002-8/2003), DIRECTOR -
                                                            Strategic Resources
                                                            (12/1999-11/2002), and AGENCY
                                                            FIELD EXECUTIVE (before
                                                            12/1999) --State Farm Mutual
                                                            Automobile Insurance Company;
                                                            VICE PRESIDENT (since 2003) -
                                                            State Farm Investment
                                                            Management Corp., State Farm
                                                            VP Management Corp., State
                                                            Farm Variable Product Trust,
                                                            State Farm Associates' Funds
                                                            Trust.

                                                                             Number of
                                                                             Portfolios
                                  Length of                                   in Fund       Other
                       Position  Time Served                                  Complex   Directorships
                       Held with and Term of     Principal Occupation(s)      Overseen     Held by
Name, Address, and Age   Fund      Office        During the Past 5 Years     by Trustee    Trustee
---------------------- --------- ------------ -----------------------------  ---------- -------------

David R. Grimes,       Vice      Began        ASSISTANT VICE                    N/A          N/A
Three State Farm Plaza President service in   PRESIDENT--State Farm Mutual
Bloomington, Illinois  and       2000 and     Automobile Insurance Company;
61710                  Secretary serves until VICE PRESIDENT and
Age 61                           removed and  SECRETARY--State Farm
                                 successor is Investment Management Corp.,
                                 appointed    State Farm VP Management
                                              Corp., State Farm Variable
                                              Product Trust, State Farm
                                              Associates' Funds Trust.

--------
* Messrs. Rust and Tipsord are "interested" Trustees as defined by the 1940 Act because each is (i) an officer of the Trust, (ii) a director of the Manager, the Trust's investment adviser, (iii) a director of State Farm VP Management Corp., the Trust's distributor, (iv) an officer of the Manager, and (v) an officer of State Farm VP Management Corp.

   Trustees or officers who are interested persons do not receive any compensation for their services to the Trust. The Independent Trustees receive,
(i) a monthly retainer equal to $1,750, (ii) a fee of $1,500 for each regular board meeting attended, (iii) a fee of $750 for each special board meeting or committee meeting attended, unless the special board meeting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional $500 for each committee meeting attended. These fees are paid to the Trustees on behalf of the Trust and on behalf of 20 other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

   Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons of the Trust under the 1940 Act are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. The purpose of this program is to encourage these persons to purchase Fund shares.


                         Aggregate          Total Compensation from
                         Compensation       the Trust and Other
     Name                From the Trust (1) State Farm Mutual Funds (1)(2)
     ----                ------------------ ------------------------------
     Edward B. Rust, Jr. None(3)            None(3)
     Michael L. Tipsord. None(3)            None(3)
     Thomas M. Mengler.. $4,960             $30,895
     James A. Shirk..... $4,960             $30,895
     Donald Altorfer.... $4,960             $30,895
     Victor Boschini.... $4,960             $30,895
     David L. Vance..... $5,127             $31,395

--------
(1)For the fiscal year ended December 31, 2003.
(2)The other "State Farm Mutual Funds" are State Farm Variable Product Trust and State Farm Associates' Funds Trust.
(3)Non-compensated interested trustee.

   The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2003.

                                                                                            Aggregate Dollar
                                      Dollar Range of   Dollar Range of   Dollar Range of   Range of Equity
                    Dollar Range of   Equity Securities Equity Securities Equity Securities Securities in
                    Equity Securities in Small Cap      in International  in S&P 500        Small Cap
Name of Trustee     in Equity Fund    Equity Fund       Equity Fund       Index Fund        Index Fund
---------------     ----------------- ----------------- ----------------- ----------------- ----------------
Thomas M. Mengler.. None                None            None              None              None
James A. Shirk..... None                None            None              None              None
Victor J. Boschini. None                None            None              None              None
David L. Vance..... None                None            None              None              None
Donald A. Altorfer. None                None            None              None              None
Edward B. Rust, Jr. None                None            None              None              None
Michael L. Tipsord. None                Over $100,000   None              None              None


                                                                                          Aggregate Dollar Range
                                                              Dollar Range  Dollar Range  of Equity Securities in
                    Dollar Range  Dollar Range                of Equity     of Equity     all Registered
                    of Equity     of Equity     Dollar Range  Securities in Securities in Investment Companies
                    Securities in Securities in of Equity     Tax           Money         Overseen by Trustee in
                    International Equity and    Securities in Advantaged    Market        Family of Investment
Name of Trustee     Index Fund    Bond Fund     Bond Fund     Bond Fund     Fund          Companies
---------------     ------------- ------------- ------------- ------------- ------------- -----------------------
Thomas M. Mengler.. None          None          None          None          None          None
James A. Shirk..... None          None          None          None          None          Over $100,000
Victor J. Boschini. None          None          None          None          None          None
David L. Vance..... None          None          None          None          None          None
Donald A. Altorfer. None          None          None          None          None          None
Edward B. Rust, Jr. None          None          None          None          None          Over $100,000
Michael L. Tipsord. None          None          None          None          None          Over $ 100,000

                    Dollar Range  Dollar Range  Dollar Range  Dollar Range  Dollar Range
                    of Equity     of Equity     of Equity     of Equity     of Equity
                    Securities in Securities in Securities in Securities in Securities in
                    State Farm    State Farm    State Farm    State Farm    State Farm
                    LifePath      LifePath      LifePath      LifePath      LifePath
Name of Trustee     Income Fund   2010 Fund     2020 Fund     2030 Fund     2040 Fund
---------------     ------------- ------------- ------------- ------------- -------------
Thomas M. Mengler.. None          None          None          None          None
James A. Shirk..... None          None          None          None          None
Victor J. Boschini. None          None          None          None          None
David L. Vance..... None          None          None          None          None
Donald A. Altorfer. None          None          None          None          None
Edward B. Rust, Jr. None          None          None          None          None
Michael L. Tipsord. None          None          None          None          None

      Additional Information Regarding Independent Trustees of the Trust

   As of December 31, 2003, State Farm Mutual Automobile Insurance Company ("Auto Company") owned all of the common stock issued by the Manager and by State Farm VP Management Corp. ("Management Corp."), the Trust's underwriter. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

   During the period January 1, 2002 to December 31, 2003, neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

  . interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

  . interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

  . relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.

                        INVESTMENT ADVISORY AGREEMENTS

Between the Trust and the Manager

   The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Investment Advisory and Management Services Agreement was approved for each Fund by the Board of Trustees of the Trust (including a majority of Trustees who are not parties to the Management Agreements or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on March 14, 2003 and subsequently was approved by the sole shareholder of each Fund. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   In considering the approval of the Investment Advisory and Management Services Agreement, the Board considered multiple factors. First, the Board of Trustees considered the quality of the advisory services that it anticipated would be provided by the Manager to the Funds. The Manager will regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees considered the anticipated profitability of the Investment Advisory and Management Services Agreement to the Manager. The Board of Trustees also considered the level of advisory fees that the Manager anticipated charging the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

   Relying on the factors discussed above, the Board of Trustees of the Trust approved the Investment Advisory and Management Services Agreement at a Board meeting held on March 14, 2003.

   The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

   Since its inception in 1967, the Manager's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

   Pursuant to the Investment Advisory and Management Services Agreement, the
Manager: (1) acts as each Fund's investment adviser; (2) oversees each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

   As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

              State Farm LifePath Income Fund 0.35% of net assets
              State Farm LifePath 2010 Fund.. 0.35% of net assets
              State Farm LifePath 2020 Fund.. 0.35% of net assets
              State Farm LifePath 2030 Fund.. 0.35% of net assets
              State Farm LifePath 2040 Fund.. 0.35% of net assets

   The Manager will reimburse each Fund, if and to the extent, the Fund's total annual operating expenses exceed the following percentages of the Fund's average net assets:

                                      Class A Class B Institutional Class
                                      ------- ------- -------------------
      State Farm LifePath Income Fund  1.30%   1.70%         0.80%
      State Farm LifePath 2010 Fund..  1.30%   1.70%         0.80%
      State Farm LifePath 2020 Fund..  1.30%   1.70%         0.80%
      State Farm LifePath 2030 Fund..  1.30%   1.70%         0.80%
      State Farm LifePath 2040 Fund..  1.30%   1.70%         0.80%

   The reimbursement arrangement is voluntary and may be eliminated by the Manager at any time.

   Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the Service Agreement. Accordingly, the Trust makes no payment to Auto Company under the Service Agreement.

   For the fiscal year ended December 31, 2003, the Funds paid the following management fees to the Manager:


                                  Gross Fee    Expense
             Fund                   Paid    Reimbursement  Net Fee
             ----                 --------- ------------- --------
             LifePath Income Fund  $37,120     $50,476    $(13,356)
             LifePath 2010 Fund..  $52,297     $48,687    $  3,610
             LifePath 2020 Fund..  $64,344     $48,214    $ 16,130
             LifePath 2030 Fund..  $33,991     $53,486    $(19,495)
             LifePath 2040 Fund..  $16,901     $55,791    $(38,890)


   The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

   The Investment Advisory and Management Services Agreement requires the Trust to pay certain expenses. The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees (including state and federal securities registration fees), investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust Prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust. The Manager is required to pay all other Fund expenses. Expenses incurred in the organization of the Trust or of new Funds of the Trust, including legal and accounting expenses and costs of the initial registration of securities of the Trust under federal and state securities laws, are also paid by the Manager.

   The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund's net assets.

   The Investment Advisory and Management Services Agreement also provide that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

Between BGFA and the Master Portfolios

   BGFA is investment adviser to the Master Portfolios. BGFA is an indirect subsidiary of Barclays Bank PLC. Pursuant to Investment Advisory Contracts ("Master Portfolio Advisory Contracts") with the Master Fund, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Pursuant to the Master Portfolio Advisory Contracts, BGFA furnishes to the Master Fund's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually
(i) by the holders of a majority of the Master Fund's outstanding voting securities or by the Master Fund's Boards of Trustees and (ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   BGFA is entitled to receive monthly fees at an annual rate of 0.35% of each Master Portfolio's average daily net assets as compensation for its advisory services to each Master Portfolio. BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees charged to those Underlying Funds.

   The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by their interestholders, such as the Funds.

   BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

   Underlying Funds. BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the Barclays Global Investors Institutional Money Market Fund, which invests in a corresponding Master Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro-rata share of the Underlying Funds' advisory fees, which are based on the aggregate net assets, as listed in chart below.

     Underlying Fund                                           Advisory Fee
     ---------------                                           ------------
     Master Fund Active Stock Master Portfolio................     0.25%
     Master Fund CoreAlpha Bond Master Portfolio..............     0.25%
     iShares S&P 500 Index Fund...............................     0.09%
     iShares S&P MidCap 400 Index Fund........................     0.20%
     iShares Russell 2000 Index Fund..........................     0.20%
     iShares Russell MidCap Index Fund........................     0.20%
     iShares Cohen & Steers Realty Majors Index Fund..........     0.35%
     iShares MSCI EAFE Index Fund.............................     0.35%
     iShares MSCI Emerging Markets Index Fund.................     0.75%
     iShares Lehman U.S. Aggregate Bond Fund..................     0.20%
     Barclays Global Investors Institutional Money Market Fund     0.10%

   For more information on other fees and the process through which each Underlying Fund's Board of Trustees approves an investment advisory agreement, please see the respective Underlying Fund's SAI.

                         SECURITIES ACTIVITIES OF BGFA

   Securities held by the Master Portfolios may also be held by separate accounts or mutual funds for which the BGFA acts as an adviser, some of which may be affiliated with BGFA. Because of different investment objectives, cash flows or other factors, a particular security may be bought by BGFA for one or more of their clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Master Fund's Board of Trustees, BGFA may cause a Master Portfolio to buy or sell a security from another Master Portfolio or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

   If purchases or sales of securities for a Master Portfolio or other client of BGFA arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Master Portfolio and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BGFA during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

   On occasions when BGFA (under the supervision of the Master Fund's Board of Trustees) deems the purchase or sale of a security to be in the best interests of the Master Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Master Portfolios with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by BGFA in a manner considered to be most equitable and consistent with its fiduciary obligations to the Master Portfolios and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Master Portfolio.

   BGFA assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   All orders for the purchase or sale of portfolio securities (normally, shares of the Underlying Funds) are placed on behalf of each Master Portfolio by BGFA, either by itself or through its affiliates, pursuant to authority contained in each Master Portfolio's Advisory Contract. A Master Portfolio will not incur any commissions or sales charges when it invests in those Underlying Funds that are themselves Master Portfolios or the Underlying Money Market Fund, but may incur commissions or sales charges when it invests in those Underlying Funds that are Underlying iShares Funds.


   Brokerage Commissions. As of March 15, 2004, each corresponding Master Portfolio will purchase and sell those portfolio securities that are interests in Underlying Funds organized as Master Portfolios by dealing directly with the issuer--the Underlying Funds. Each Master Portfolio will purchase and sell those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions. For the periods shown below, the corresponding Master Portfolio of each LifePath Portfolio paid the dollar amounts of brokerage commissions shown.



                                     Fiscal Year Fiscal Year Ten-Month Period Fiscal Year
                                        Ended       Ended         Ended          Ended
Master Portfolio                      2/28/2001   2/28/2002     12/31/2002    12/31/2003
----------------                     ----------- ----------- ---------------- -----------
LifePath Retirement Master Portfolio  $ 23,674    $ 16,486       $ 14,254       $17,289
LifePath 2010 Master Portfolio......  $ 98,253    $ 50,567       $ 61,324       $39,471
LifePath 2020 Master Portfolio......  $173,389    $147,905       $138,785       $74,204
LifePath 2030 Master Portfolio......  $ 64,828    $ 47,141       $ 48,071       $64,368
LifePath 2040 Master Portfolio......  $109,657    $ 33,244       $ 38,702       $56,394


   Brokerage Commissions Paid to Affiliates. For the periods shown below, the corresponding Master Portfolios paid brokerage commissions to Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, in the dollar amounts shown below.


                                     Fiscal Year Fiscal Year Ten-Month Period Fiscal Year
                                        Ended       Ended         Ended          Ended
Master Portfolio                      2/28/2001   2/28/2002     12/31/2002    12/31/2003
----------------                     ----------- ----------- ---------------- -----------
LifePath Retirement Master Portfolio   $ 1,200     $ 3,021          $0            $0
LifePath 2010 Master Portfolio......   $10,044     $     9          $0            $0
LifePath 2020 Master Portfolio......   $16,738     $33,241          $0            $0
LifePath 2030 Master Portfolio......   $13,566     $     0          $0            $0
LifePath 2040 Master Portfolio......   $12,513     $10,266          $0            $0

   As of December 31, 2003, the percentage of each Master Portfolio's aggregate brokerage commissions paid to BGIS was as follows:



                                                        % of
                                                      Aggregate
                                                      Brokerage
                Master Portfolio                     Commissions
                ----------------                     -----------
                LifePath Retirement Master Portfolio     0%
                LifePath 2010 Master Portfolio......     0%
                LifePath 2020 Master Portfolio......     0%
                LifePath 2030 Master Portfolio......     0%
                LifePath 2040 Master Portfolio......     0%



   As of December 31, 2003, the percentage of each Master Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through the BGIS was as follows:



                                                        % of
                                                     Aggregate
                                                   Dollar Amt. of
              Master Portfolio                      Transactions
              ----------------                     --------------
              LifePath Retirement Master Portfolio       0%
              LifePath 2010 Master Portfolio......       0%
              LifePath 2020 Master Portfolio......       0%
              LifePath 2030 Master Portfolio......       0%
              LifePath 2040 Master Portfolio......       0%



   Securities of Regular Broker/Dealers. As of December 31, 2003, the corresponding Master Portfolio of each Fund owned securities of its "regular brokers or dealers" (as defined in the 1940 Act) or their parents, as follows:



         Master Portfolio    Regular Broker/Dealer            Amount
         ----------------    ---------------------          ----------
         LifePath Retirement Citigroup Inc.                 $  623,077
                             JP Morgan Chase & Co.          $  172,668
                             Morgan Stanley                 $  146,816
                             UBS AG--Registered             $  140,054
                             Merrill Lynch & Co. Inc.       $  129,558
                             Goldman Sachs Group Inc. (The) $  104,456
                             Deutsche Bank AG               $   81,710
                             Credit Suisse Group            $   79,359
                             Lehman Brothers Holdings Inc.  $   46,795
                             Charles Schwab Corp.           $   40,836
         LifePath 2010...... Citigroup Inc.                 $1,899,075
                             JP Morgan Chase & Co.          $  573,025
                             Morgan Stanley                 $  483,677
                             Merrill Lynch & Co. Inc.       $  418,409
                             Goldman Sachs Group Inc. (The) $  355,823
                             UBS AG--Registered             $  321,679
                             Deutsche Bank AG               $  209,166
                             Credit Suisse Group            $  207,563
                             Lehman Brothers Holdings Inc.  $  157,606
                             State Street Corp.             $  131,502
                             Charles Schwab Corp.           $  131,152
                             Bear Stearns Companies Inc.    $   57,564

         Master Portfolio Regular Broker/Dealer               Amount
         ---------------- ---------------------             ----------
          LifePath 2020.. Citigroup Inc.                    $2,904,617
                          JP Morgan Chase & Co.             $  851,989
                          Morgan Stanley                    $  716,141
                          Wachovia Corp.                    $  676,347
                          Merrill Lynch & Co. Inc.          $  630,136
                          Goldman Sachs Group Inc. (The)    $  527,021
                          Deutsche Bank AG                  $  308,196
                          Credit Suisse Group               $  273,933
                          Lehman Brothers Holdings Inc.     $  235,830
                          Charles Schwab Corp.              $  185,758
                          Bear Stearns Companies Inc. (The) $   82,828
          LifePath 2030.. Citigroup Inc.                    $2,904,617
                          JP Morgan Chase & Co.             $  851,989
                          Morgan Stanley                    $  716,141
                          Wachovia Corp.                    $  676,347
                          Merrill Lynch & Co. Inc.          $  630,136
                          Goldman Sachs Group Inc. (The)    $  527,021
                          Deutsche Bank AG                  $  308,196
                          Credit Suisse Group               $  273,933
                          Lehman Brothers Holdings Inc.     $  235,830
                          Charles Schwab Corp.              $  185,758
                          Bear Stearns Companies Inc. (The) $   82,828
          LifePath 2040.. Citigroup Inc.                    $2,543,593
                          Bank of America Corp.             $1,311,733
                          JP Morgan Chase & Co.             $  691,589
                          Morgan Stanley                    $  595,830
                          Merrill Lynch & Co. Inc.          $  512,777
                          Goldman Sachs Group Inc. (The)    $  437,374
                          Deutsche Bank AG                  $  319,964
                          Credit Suisse Group               $  270,933
                          Lehman Brothers Holdings Inc.     $  202,471
                          Charles Schwab Corp.              $  152,653
                          Bear Stearns Companies Inc. (The) $   78,191




                       DETERMINATION OF NET ASSET VALUE

   Net asset value ("NAV") per share for each Fund, as a Feeder Fund, will reflect the NAV of its respective Master Portfolio, which is described in more detail below. NAV for a Master Portfolio is determined on each day the Master Portfolio is open for trading. The assets of each Master Portfolio consist of shares of the Underlying Funds, which are valued as described below.

   Determination of NAV for the Master Portfolios.

   The following discussion regarding the determination of NAV relates to the Master Portfolios.

   The securities of the Master Portfolios are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

   Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

   Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI's Pricing Policy. Master Fund's Board of Trustees has expressly delegated the authority to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

   Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of each Master Portfolio's interests.

   New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Determination of NAV of Underlying iShares MSCI Emerging Markets Index Fund.

   The following discussion regarding the determination of NAV relates to the Underlying iShares MSCI Emerging Markets Index Fund. Therefore, the term "Fund" refers to that fund and not to the State Farm LifePath Funds.

   NAV per share for the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The NAV of the Fund is determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open. The Company may establish additional times for the computation of NAV of the Fund in the future in connection with the possible future trading of iShares of such Fund on one or more foreign exchanges.

   Portfolio securities for which market prices are readily available are valued using the official closing prices of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Fund. Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors. Currency values generally are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI in the event the adviser concludes that such rate is more appropriate. Any such use of a different rate than MSCI may adversely affect the Fund's ability to track its benchmark MSCI Index.

   Determination of NAV for the Underlying iShares Lehman U.S. Aggregate Bond Fund.


   The NAV per iShare of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per iShare for the Fund is calculated by Investors Bank and Trust Company and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

   In computing the Fund's NAV, fixed income securities are normally valued based on information provided by the Fund's index provider. Fixed income securities are normally valued using data that reflects quoted bond prices as of 3:00 p.m. Eastern Time, the generally observed close of the U.S. bond markets. Other portfolio securities are normally valued using market quotations. Securities for which index provider information or reliable market quotations are not readily available are valued using "fair value pricing procedures." In these situations, a security's value for NAV purposes is determined in good faith by BGFA in accordance with procedures adopted by the Fund's Board. The Fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the generally observed close of the U.S. bond market.

   Determination of NAV for all other Underlying iShares Funds.

   The following discussion regarding the determination of NAV relates to the Underlying iShares Funds other than the iShares MSCI Emerging Markets Index Fund and the iShares Lehman U.S. Aggregate Bond Fund. Therefore, the term "Fund" or "Funds" refers to those funds and not to the State Farm LifePath Funds.

   The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Investors Bank and Trust Company and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

   In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by BGFA in accordance with procedures adopted by the Board of the Underlying iShares Fund.

   Each Listing Exchange intends to disseminate every fifteen seconds the approximate value of the iShares of every Fund. Bloomberg will provide approximate values for those Funds on a similar basis. This approximate value should not be viewed as a "real-time" update of the NAV of any Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

   Valuation of the Underlying Money Market Fund.

   The following discussion regarding valuation relates to the Underlying Money Market Fund. Therefore, the term "Fund" refers to that fund and not to the State Farm LifePath Funds.

   The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

   Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees of the underlying Money Market Fund to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees of the underlying Money Market Fund, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

Suspension or Postponement of NAV Computation

   Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

                            PERFORMANCE INFORMATION

   The Trust may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports or sales literature. In contrast to other sections of this SAI where the terms "Fund" or "Funds" refer to both the Funds and the Master Portfolios, the term Fund or Funds in this section of the SAI on Performance Information refer only to the Fund or Funds offered by the Trust. Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                       P (1 + T) to the power of n = ERV

      Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return.

          n = number of years.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion). In computing Average Annual Total Returns for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment. In computing Average Annual Total Returns for Class B shares, the applicable maximum deferred sales load is deducted from the ending redeemable value.

   Each Fund may provide information on its "Average Annual Total Return (After Taxes on Distribution)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions but not after taxes on redemptions. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                    P (1 + T) to the power of n = ATV\\D\\

      Where:

          P = a hypothetical initial payment of $1000.

          T = average annual total return (after taxes on distributions).

          n = number of years.

          ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption. In computing Average Annual Total Returns (After Taxes on Distributions) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

   Each Fund may provide information on its "Average Annual Total Return (After Taxes on Distribution and Redemption)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions and Redemption)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions and redemptions. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed as follows:

                           P (1 + T)/n/ = ATV\\DR\\

      Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions and redemption).

          n = number of years.

          ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. In computing Average Annual Total Returns (After Taxes on Distributions and Redemption) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

   The Trust also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

   The tables below reflect the average annual total returns (before and after taxes) for Class A for each Fund for the period from the commencement of investment operations on May 9, 2003 to December 31, 2003. The tables also show the average annual total returns for Class B shares and for the Institutional Shares class for the same period, before taxes:


                                                           Class A   Class B  Institutional
                                                            Since     Since    Class Since
                                                          Inception Inception   Inception
                                                          --------- --------- -------------
State Farm LifePath Income Fund
-------------------------------
Return Before Taxes......................................    4.96%     4.93%       8.54%
Return After Taxes on Distributions......................    4.78%       --          --
Return After Taxes on Distributions & Sale of Fund Shares    3.23%       --          --

State Farm LifePath 2010 Fund
-----------------------------
Return Before Taxes......................................    7.82%     7.82%      11.77%
Return After Taxes on Distributions......................    7.71%       --          --
Return After Taxes on Distributions & Sale of Fund Shares    5.08%       --          --

State Farm LifePath 2020 Fund
-----------------------------
Return Before Taxes......................................   11.25%    11.46%      15.20%
Return After Taxes on Distributions......................   11.15%       --          --
Return After Taxes on Distributions & Sale of Fund Shares    7.32%       --          --

State Farm LifePath 2030 Fund
-----------------------------
Return Before Taxes......................................   13.54%    13.61%      17.45%
Return After Taxes on Distributions......................   13.44%       --          --
Return After Taxes on Distributions & Sale of Fund Shares    8.80%       --          --

State Farm LifePath 2040 Fund
-----------------------------
Return Before Taxes......................................   16.36%    16.61%      20.25%
Return After Taxes on Distributions......................   16.27%       --          --
Return After Taxes on Distributions & Sale of Fund Shares   10.64%       --          --

   From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers.
In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index-Total Return;
(i) the ValueLine Composite-Price Return; (j) the Wilshire 4600 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (1) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE "Free"), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

   The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the views as to markets of BGFA, the rationale for a Fund's investments and discussions of the Fund's current asset allocation. From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

   Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.

   Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                    PURCHASE AND REDEMPTION OF FUND SHARES

   Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Buy Shares." Redemptions of Fund Shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Redeem Fund Shares."

   Special Waivers. Class A shares are purchased without a sales charge in the situations specified in the Prospectus. However, in certain specific situations, redemptions of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% of the lesser of the value of the shares redeemed or the total cost of the shares.

   Rights of Accumulation. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

   Systematic Withdrawal Plan. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.

   Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

   SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

   The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

   Special Redemptions. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90 day period for any one account.

   Suspension of Redemptions. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

                             DISTRIBUTION EXPENSES

   Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Class A and Class B shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp., which receives sales charges and distribution plan fees from each Class A and Class B shares of each Fund under the Distribution Agreement. Institutional class shares do not have a sales charge, and the Institutional class of shares is merely made available to eligible investors for purchase by Management Corp. as contrasted with the Class A and Class B shares which are actively marketed by registered representatives of Management Corp.

   Management Corp. uses the sales charges and 12b-1 distribution plan fees it collects from each Fund to pay cash and non-cash compensation to its registered representatives for their services. Registered representatives who sell Class A shares receive as direct compensation for their services approximately 75% of the sales charges imposed. Even though Management Corp. receives no upfront sales charge when an investor purchases Class B shares, Management Corp. pays it registered representatives the same amount for selling Class B shares as it pays those persons for selling Class A shares. In the case of Class B shares, Management Corp. finances the commissions payable to its registered representatives by paying commissions when Fund shares are sold and by using future and anticipated contingent deferred sales charges and 12b-1 distribution fees to recoup the initial commission expense.

   In addition to paying commissions directly to its registered representatives for selling Fund shares and for providing other shareholder services, Management Corp. may, in its discretion, pay other cash and non-cash compensation to such persons for their services, including, but not limited to, cash bonuses, prizes, awards and trips. The aggregate amount of direct and indirect compensation paid by Management Corp. to its registered representatives for selling Fund shares may, over short or extended periods of time, exceed the aggregate amount of sales charges and distribution plan fees that Management Corp. receives from the Trust.

   Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

   Management Corp.'s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of Auto Company.

   Management Corp., as principal underwriter for the Funds, receives underwriting commissions from the Funds in the form of front-end sales charges and contingent deferred sales charges, and the underwriting commissions paid by the Funds to Management Corp. during the previous three calendar years are reflected in the chart below. Management Corp. sells Fund shares through its registered representatives and does not appoint other brokers or dealers to sell Fund shares. Accordingly, Management Corp. retains 100% of the underwriting commissions received from the Funds.

  Underwriting Commissions Paid by the Funds to Management Corp., the Trust's
                     Distributor and Principal Underwriter


                                                                       Aggregate
                                                  Compensation on    Underwriting
                                                   Redemption or  Commissions (Front-    Aggregate
                                                    Repurchase     End Sales Charges    Underwriting
                                        Front-End   (Contingent     plus Contingent     Commissions
Calendar                                  Sales   Deferred Sales    Deferred Sales      Retained by
  Year               Fund                Charges     Charges)          Charges)       Management Corp.
-------- -----------------------------  --------- --------------- ------------------- ----------------
 *2003   State Farm LifePath
           Income Fund.................  451,550       1,423            452,973           452,973
 *2003   State Farm LifePath 2010 Fund.  755,198       3,231            758,429           758,429
 *2003   State Farm LifePath 2020 Fund.  956,983       2,304            959,287           959,287
 *2003   State Farm LifePath 2030 Fund.  518,560       2,370            520,930           520,930
 *2003   State Farm LifePath 2040 Fund.  251,886       2,923            254,809           254,809

--------
* Each Fund commenced investment operations on May 9, 2003. Therefore, no Fund paid underwriting commissions in 2001 or 2002.

   Other than the compensation described in the table above, Management Corp. received no other compensation, such as brokerage commissions, from the Funds during the calendar year ended December 31, 2003.

                              DISTRIBUTION PLANS

   The Trust has adopted separate distribution plans (the "Plans") for Class A and Class B shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. The Trust has also entered into a Shareholder Services Agreement with Management Corp. for both Class A and Class B shares of each Fund.

Class A Shares

   Pursuant to the Class A Plan, each Fund will pay Management Corp. 0.25% of the Fund's average daily net assets attributable to Class A shares for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis. The purpose of the fee is to compensate Management Corp. for its distribution services to the Funds. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing Prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

   The Funds also will compensate the Manager under the Shareholder Services Agreement for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and will equal 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Shares

   Pursuant to the Class B Plan, each Fund will pay Management Corp. a fee of 0.65% of the average daily net assets attributable to Class B shares for distribution financing activities.

   The purpose of the fee is to compensate Management Corp. for its distribution services to the Funds. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing Prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

   The Funds will compensate the Manager under the Shareholder Services Agreement for shareholder account services at the rate of 0.25% of the average daily net assets of the Fund attributable to Class B shares.

   The tables below reflect the 12b-1 payments made by Class A and Class B of the Funds to Management Corp., and the amount of distribution expenses incurred by Management Corp. Under the 12b-1 Distribution Plans, the Funds make 12b-1 payments to Management Corp. only if Management Corp. has incurred distribution expenses. The Funds may make 12b-1 payments to Management Corp. to reimburse Management Corp. for distribution expenses it incurred in prior periods.

                     Payments and Distributions under the
                        Class A 12b-1 Distribution Plan
                          for the period May 9, 2003
                           through December 31, 2003


                                                 LifePath
                                                  Income  LifePath  LifePath  LifePath  LifePath
                                                   Fund   2010 Fund 2020 Fund 2030 Fund 2040 Fund
                                                 -------- --------- --------- --------- ---------
1)  Payments made by Fund to Management Corp.
    under Rule 12b-1............................ $ 21,383 $ 26,285  $ 31,635  $ 14,256  $  7,033
                                                 -------- --------  --------  --------  --------
2)  Distribution Expenses incurred by Management
    Corp.:
    a)Commissions to Registered
      Representatives........................... $247,062 $325,057  $411,626  $206,005  $ 97,654
    b)Sales Support Salaries/Benefits........... $138,438 $182,141  $230,649  $115,432  $ 54,719
    c)Preparation & Mailing of:
          Advertising& Marketing Costs..........   38,990 $ 51,298  $ 64,960  $ 32,510  $ 15,411
          ProspectusCosts....................... $     --       --        --        --        --
                                                 -------- --------  --------  --------  --------
3)  Total Distribution Expenses................. $424,490 $558,496  $707,235  $353,948  $167,784
                                                 -------- --------  --------  --------  --------
4)  Excess of Total Distribution Expenses over
    payments made by Fund under Rule 12b-1...... $403,106 $532,211  $675,600  $339,691  $ 60,751
                                                 ======== ========  ========  ========  ========


                     Payments and Distributions under the
                        Class B 12b-1 Distribution Plan
                          for the period May 9, 2003
                           through December 31, 2003


                                                 LifePath
                                                  Income  LifePath  LifePath  LifePath  LifePath
                                                   Fund   2010 Fund 2020 Fund 2030 Fund 2040 Fund
                                                 -------- --------- --------- --------- ---------
1)  Payments made by Fund to Management Corp.
    under Rule 12b-1............................ $ 8,043  $ 19,948  $ 25,292  $ 15,194   $ 8,150
                                                 -------  --------  --------  --------   -------
2)  Distribution Expenses incurred by Management
    Corp.:
    a)Commissions to Registered
      Representatives........................... $29,604  $ 82,270  $111,676  $ 68,587   $36,911
    b)Sales Support Salaries/Benefits........... $18,331  $ 50,943  $ 69,152  $ 42,470   $22,856
    c)Preparation & Mailing of:
          Advertising& Marketing Costs.......... $ 5,163  $ 14,348  $ 19,476  $ 11,961   $ 6,437
          ProspectusCosts....................... $    --        --        --        --        --
                                                 -------  --------  --------  --------   -------
3)  Total Distribution Expenses................. $53,098  $147,561  $200,304  $123,018   $66,204
                                                 -------  --------  --------  --------   -------
4)  Excess of Total Distribution Expenses over
    payments made by Fund under Rule 12b-1...... $45,055  $127,614  $175,011  $107,824   $58,054
                                                 =======  ========  ========  ========   =======


General

   In accordance with the terms of the Plans, Management Corp. will provide to the Trust, for review by the Board of Trustees, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. Each quarter, the Board of Trustees will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

   The Plans were adopted by a majority vote of the Board of Trustees, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

   The anticipated benefits to the Funds and their shareholders that may result from the Plans are as follows. First, the Plans allow more flexibility to the prospective shareholder in choosing how to pay sales loads, either through Class A or Class B shares. Second, they provide an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, they provide an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.

                            OTHER SERVICE PROVIDERS

Custodian

   Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the custodian for the Funds.

   IBT may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodian also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. IBT performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each Fund.

Transfer Agent

   The Transfer Agent Agreements between the Trust and the Manager appoints the Manager as the Funds' transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements;
(2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. These services are performed by the Manager at a fee determined by the Board of Trustees to be reasonable in relation to the services provided and no less favorable to the Funds than would have been available from a third party.

   IBT acts as transfer agent and dividend disbursing agent for the Master Portfolios.

Independent Auditors

   The Funds' independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Committee of Independent Trustees of the Trust.

                                     TAXES

   The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the United States federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

   A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

   The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

   Qualification as a Regulated Investment Company. It is intended that each Fund and Underlying Fund (each, a "RIC") qualify as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the RIC's shareholders. Each RIC will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each RIC, even though each RIC is a series of a trust. Furthermore, each RIC will separately determine its income, gains and expenses for federal income tax purposes.

   In order to qualify as a regulated investment company under the Code, each RIC must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, certain securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each RIC must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the RIC's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the RIC's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the RIC controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a RIC may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

   In addition, each RIC generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A RIC generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a RIC generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a RIC may make the distributions in the following taxable year. Furthermore, if a RIC declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the RIC and its shareholders will be treated as if the RIC paid the distribution by December 31 of the first taxable year. Each RIC intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate RIC-level federal income taxation of such income and gain. However, no assurance can be given that a RIC will not be subject to federal income taxation.

   Excise Tax. A 4% nondeductible excise tax will be imposed on each RIC's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each RIC intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a RIC will not be subject to the excise tax.

   Capital Loss Carry-Forwards. A RIC is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A RIC's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to RIC-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The RICs cannot carry back or carry forward any net operating losses.

   Equalization Accounting. Each RIC may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a RIC's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a RIC to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a RICs's total returns, it may reduce the amount that the RIC would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on RIC distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the RICs, and thus the use of this method may be subject to IRS scrutiny.

   Investment through Master Portfolios. Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

   Taxation of Underlying Fund Investments. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

   If an Underlying Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Underlying Fund.

   If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

   Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed "Section 1256 contracts." An Underlying Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

   Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

   Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if an Underlying Fund had not engaged in such transactions.

   If an Underlying Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract;
(iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund's holding period in the property and the application of various loss deferral provisions in the Code.

   The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

   "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Underlying Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

   An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

   Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

   In addition to the investments described above, prospective shareholders should be aware that other investments made by an Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Fund without corresponding current cash receipts. Although an Underlying Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by an Underlying Fund in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

   Taxation of Distributions. For federal income tax purposes, a RIC's earnings and profits, described above, are determined at the end of the RIC's taxable year and are allocated pro rata over the entire year. All distributions paid out of a RIC's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the RIC, generally are deemed to be taxable distributions and must be reported on each RIC shareholder's federal income tax return. Distributions in excess of a RIC's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in its RIC shares and then capital gain. A RIC may make distributions in excess of earnings and profits to a limited extent, from time to time.

   Distributions designated by a RIC as a capital gain distribution will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the RIC's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held RIC shares. Each RIC will designate capital gains distributions, if any, in a written notice mailed by the RIC to its shareholders not later than 60 days after the close of the RIC's taxable year.

   Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

   If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

   If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

   Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

   Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

   Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will be treated as realizing qualified dividend income only to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, and individual Fund shareholders will be treated a realizing qualified dividend income from the Fund only to the extent that the shareholders meet certain holding period requirements, including by individual Fund shareholders to qualify for the reduced rate of taxation. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

   The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

   Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

   Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

   Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

   Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ("foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or
(ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally apply. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

   If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

   The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

   Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

State and Local

   Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                CODES OF ETHICS

   The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of the Manager. BGFA has have adopted a Code of Ethics relating to its employees, and the Board of Trustees of the Trust has adopted BGFA's Code of Ethics insofar as it relates to their respective employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and BGFA's Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES




   As of February 13, 2004, the names, addresses and percentage ownership of each person who beneficially owns of record 5% or more of any class of each Fund's outstanding shares are:



                   State Farm LifePath Income Fund--Class A



        Name            Address                              Ownership %
        ----            -------                              -----------
        Bitha J. Grimes 104 Ivy Mill Ct, Knoxville, TN 37924     5%



                   State Farm LifePath Income Fund--Class B



Name                                           Address                    Ownership %
----                                           -------                    -----------
State Farm Mutual Automobile Insurance Company One State Farm Plaza, D-3      7%
                                               Bloomington, Il 61710-0001

             State Farm LifePath Income Fund--Institutional Shares



Name                                           Address                              Ownership %
----                                           -------                              -----------
Dolores L. Ott................................ 28 Crestview Ave., Madison, NJ 07940     23%
State Farm Mutual Automobile Insurance Company One State Farm Plaza, D-3                9%
                                               Bloomington, Il 61710-0001
Heartland Endodontics......................... 1614 SW Lakeview Dr., Sebring, FL        8%
                                               33870
Annice Goodell................................ 5801 I-40 W. Suite 101, Amarillo, TX     6%
                                               79106
Karen C. Larsen............................... 991 Grove Creek Dr., Pleasant Grove,     6%
                                               UT 84062
Stephanie A. South............................ 3108 St. Germain, McKinney, TX           5%
                                               75070



              State Farm LifePath 2010 Fund--Institutional Shares



Name                                           Address                              Ownership %
----                                           -------                              -----------
State Farm Mutual Automobile Insurance Company One State Farm Plaza, D-3                6%
                                               Bloomington, Il 61710-0001
Bernard J. Nygra.............................. 6281 Central Ave., Portage, IN 46368     5%



              State Farm LifePath 2020 Fund--Institutional Shares



Name                                           Address                    Ownership %
----                                           -------                    -----------
State Farm Mutual Automobile Insurance Company One State Farm Plaza, D-3      5%
                                               Bloomington, Il 61710-0001





              State Farm LifePath 2030 Fund--Institutional Shares



Name                                           Address                        Ownership %
----                                           -------                        -----------
Robert Meldrum................................ 24037 NE 64th Ct., Redmond, WA     7%
                                               98053
State Farm Mutual Automobile Insurance Company One State Farm Plaza, D-3          5%
                                               Bloomington, Il 61710-0001



              State Farm LifePath 2040 Fund--Institutional Shares



Name                                           Address                         Ownership %
----                                           -------                         -----------
State Farm Mutual Automobile Insurance Company One State Farm Plaza, D-3           11%
                                               Bloomington, Il 61710-0001
David B. Gilmore.............................. 9245 N. Meridian St. Suite 102,     5%
                                               Indianapolis, IN 46260


                                    SHARES

   The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently fifteen series of shares.

   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

   Auto Company provided the initial capital for the Funds by purchasing Class A, Class B and Institutional Class shares of each Fund. The shares were acquired for investment.

   The Master Portfolios are series of the Master Fund, an open-end, series management investment company organized as Delaware business trust. The Master Fund was organized October 21, 1993. The Master Fund currently consists of fourteen series, including the Master Portfolios.

                                 VOTING RIGHTS

   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

   Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

                             FINANCIAL STATEMENTS




   The audited financial statements for State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund and State Farm LifePath 2040 Fund, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust's annual report to shareholders.

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

   A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

   The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                              RATINGS BY MOODY'S

   Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

   Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

   A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

   C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:

   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

Commercial Paper:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                            Prime-1 Highest Quality
                            Prime-2 Higher Quality
                            Prime-3 High Quality

   If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

   AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

   BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

   SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

  . Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

  . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                         STATE FARM MUTUAL FUND TRUST

                     PART C OF THE REGISTRATION STATEMENT

(a)       Declaration of Trust*****

(b)       Bylaws*

(c)       N/A

(d)(1) Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp.******

(d)(2) Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Capital Guardian Trust Company**

(e)(1) Distribution Agreement between Registrant and State Farm VP Management Corp.******

(e)(2)    Shareholder Services Agreement****

(f)       N/A

(g)(1)    Custodial Agreement between Registrant and The Chase Manhattan Bank**

(g)(2)    Global Custody Rider between Registrant and The Chase Manhattan
          Bank****

(g)(3) Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp.**

(g)(4) Custodial Agreement between Registrant and Investors Bank and Trust Company*****

(g)(5) Delegation Agreement between Investors Bank & Trust Company and Registrant****

(h)(1) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company**

(h)(2) Service Agreement among Registrant, State Farm VP Management Corp., State Farm Indemnity Company, State Farm Life Insurance Company and State Farm Mutual Automobile Insurance Company**

(h)(3)    Transfer Agency and Services Agreement*******

(i)       Consent of Bell, Boyd & Lloyd LLC

(j)(1)    Consent of Ernst & Young LLP

(j)(2)    Consent of PricewaterhouseCoopers LLP

(k)       N/A

(l)       N/A

(m)(1) State Farm Mutual Fund Trust Distribution Plan for Class A shares******

(m)(2) State Farm Mutual Fund Trust Distribution Plan for Class B shares******

(n)       State Farm Mutual Fund Trust Multiple Class Plan Pursuant to
          Rule 18f-3******

(p)(1) Code of Ethics of State Farm Associates' Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust*****


(p)(2)    Code of Ethics of Capital Guardian Trust Company**

(p)(3)    Code of Ethics of Master Investment Portfolio***


_________________
* Incorporated by reference to the exhibit of the same letter filed with the initial registration statement on Form N-1A, No. 333-42004 filed July 21, 2000.


** Incorporated by reference to the exhibit of the same letter filed with pre-effective amendment number one on Form N-1A, No. 333-42004 filed December 15, 2000.

*** Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number one on Form N-1A, No. 333-42004 filed April 30, 2001.


**** Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number two on Form N-1A, No. 33-42004 filed April 26, 2002.



***** Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number three on Form N-1A, No. 33-42004 filed February 21, 2003.

****** Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number four on Form N-1A, No. 33-42004 filed April 30, 2003.


******* Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number five on Form N-1A, No. 33-420004 filed December 19, 2003.


ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         State Farm Mutual Automobile Insurance Company provided the initial seed capital for the Registrant and may be deemed to control the Registrant until some time after the Registrant publicly offers its shares. Thereafter, there will be no persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

ITEM 25.      INDEMNIFICATION

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the
DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by

Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the statement of additional information under the caption "Trustees and Officers" and "Investment Advisory Agreements" is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp. have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

         Directors and Officers of State Farm Investment Management Corp.:

         Edward B. Rust, Jr., Director and President*

         Michael L. Tipsord, Director, Senior Vice President and Treasurer*

         John J. Killian, Director. Financial Vice President - State Farm Mutual Automobile Insurance Company.

         Jim Rutrough, Director and Senior Vice President. Senior Executive Vice President - State Farm Mutual Automobile Insurance Company.

         Vincent J. Trosino, Director. Vice Chairman of the Board, President and Chief Operating Officer - State Farm Mutual Automobile Insurance Company.

         Paul N. Eckley, Senior Vice President *

         Susan D. Waring, Vice President*

         David R. Grimes, Vice President and Secretary *

         John S. Concklin, Vice President*

         Jack W. North, Director and Senior Vice President *

         Phillip Hawkins, Vice President *

         Donald E. Heltner, Vice President*

         *See the information contained in the statement of additional information under the caption "Trustees and Officers," incorporated herein by reference.

ITEM 27.      PRINCIPAL UNDERWRITERS

State Farm VP Management Corp. serves as the principal underwriter to the Registrant and to State Farm Associates' Funds Trust, State Farm Variable Product Trust and to four separate accounts that offer the State Farm variable insurance products. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal        Positions and Offices                     Positions and Offices
Business Address          with Underwriter                          with Registrant
----------------------------------------------------------------------------------------------------------
Edward B. Rust Jr.        Director and President                    Trustee and President

Michael L. Tipsord        Director, Senior Vice President and       Trustee, Senior Vice President and
                          Treasurer                                 Treasurer

Charles R. Wright         Director and Senior Vice President        None

Susan D. Waring           Senior Vice President and Director        Vice President

Jim Rutrough              Director and Senior Vice President        None

David R. Grimes           Vice President and Secretary              Vice President and Secretary

Jack W. North             Director and Senior Vice President        Senior Vice President

Phillip Hawkins           Vice President                            Vice President

Bill Roundtree            Vice President                            None


                       Net Underwriting     Compensation on
   Name of Principal     Discounts and       Redemption and
      Underwriter         Commissions         Repurchase       Brokerage Commissions   Other Compensation
----------------------------------------------------------------------------------------------------------
State Farm VP                N/A                 N/A                   N/A                    N/A
Management Corp.

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS

(a)      Registrant

(b)      State Farm Investment Management Corp.
         One State Farm Plaza
         Bloomington, Illinois  61710-0001

(c)      Barclays Global Investors
         45 Fremont Street
         San Francisco, California  94105

(d)      Investors Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts  02116

(e)      Capital Guardian Trust Company
         333 South Hope Street
         Los Angeles, California  90071

ITEM 29.      MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30.      UNDERTAKINGS

N/A

                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Mutual Fund Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and state of Illinois on the 15th day of March 2004.

                                         STATE FARM MUTUAL FUND TRUST

                                        By:  /s/ Edward B. Rust, Jr.
                                             ----------------------------------
                                                 Edward B. Rust, Jr.
                                                 Trustee and President

         Pursuant to the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    SIGNATURE                         TITLE                                DATE
    ---------                         -----                                ----
Edward B. Rust, Jr.        Trustee and President                       March 15, 2004

*Michael L. Tipsord        Trustee, Senior Vice President and
                            Treasurer                                  March 15, 2004

*Thomas M. Mengler         Trustee                                     March 15, 2004

*James A. Shirk            Trustee                                     March 15, 2004

*Donald A. Altorfer        Trustee                                     March 15, 2004

*Victor J. Boschini        Trustee                                     March 15, 2004

*David L. Vance            Trustee                                     March 15, 2004

                                                    *By: /s/  David Moore
                                                         -----------------------
                                                              David Moore
                                                              Attorney-In-Fact
                                                              March 15, 2004


        *Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference from post-effective amendment number three on Form N-1A, No. 33-42004 filed February 21, 2003.


   SIGNATURE                          TITLE                                DATE
   ---------                          -----                                ----
**Jack S. Euphrat                    Trustee                           March 15, 2004

**W. Rodney Hughes                   Trustee                           March 15, 2004

**Mary G. F. Bitterman               Trustee                           March 15, 2004

**Richard K. Lyons                   Trustee                           March 15, 2004

**Leo Soong                          Trustee                           March 15, 2004

**Lee T. Kranefuss                   Trustee, President and            March 15, 2004
                                      Chief Executive Officer

  Michael A. Latham                  Secretary, Treasurer and          March 15, 2004
                                      Chief Financial Officer

                                       **By:  /s/ Michael A. Latham
                                                  Michael A. Latham
                                                  Attorney-in-fact
                                                  March 15, 2004

        **Original powers of attorney authorizing Michael A. Latham, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Master Investment Portfolio on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference from post-effective amendment number 20 on Form N-1A, No. 811-8162 filed April 30, 2003.

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
RULE 483 UNDER THE 1933 ACT EXHIBIT                          DESCRIPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



N-1A ITEM 23 EXHIBIT LETTER                              DESCRIPTION
          (i)                      Consent of Bell, Boyd & Lloyd LLC
          (j)(1)                   Consent of Ernst & Young LLP
          (j)(2)                   Consent of PricewaterhouseCoopers LLP